Exhibit 99.2
                Computational Materials and/or ABS Term Sheets

                             ABS New Transaction


                            Computational Materials
                            -----------------------


                                $1,694,050,000
                                 (Approximate)

                                  CWABS, Inc.
                                   Depositor

                          ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-6





                        [LOGO omitted] Countrywide (SM)
                                  HOME LOANS
                          Seller and Master Servicer

[Logo Omitted]Countrywide(R)                        Computational Materials for
    Securities Corporation               Countrywide Asset-Backed Certificates,
A Countrywide Capital Markets Company                            Series 2005-06
-------------------------------------------------------------------------------

The attached tables and other sample pool analyses, together with all other information presented herein (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Countrywide Securities Corporation ("Countrywide Securities") and not by the issuer of the securities or any of its affiliates (other than Countrywide Securities). The issuer of these securities has not prepared or taken part in the preparation of these materials. The information herein regarding the mortgage loans is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Without limiting the foregoing, the collateral information set forth in these Computational Materials, including without limitation the collateral tables which follow, is based only on a sample pool of Mortgage Loans expected to be included in the Trust along with other Mortgage Loans on the Closing Date. In addition, certain Mortgage Loans contained in this sample pool may be deleted from the pool of Mortgage Loans delivered to the Trust on the Closing Date. This sample pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although Countrywide Securities believes the information with respect to the sample pool will be representative of the final pool of Mortgage Loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the sample pool.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting your Countrywide Securities account representative.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[Logo Omitted]Countrywide(R)                        Computational Materials for
    Securities Corporation               Countrywide Asset-Backed Certificates,
A Countrywide Capital Markets Company                            Series 2005-06
------------------------------------------------------------------------------

       Term Sheet Date:                                         June 10, 2005

                         $1,694,050,000 (Approximate)
                CWABS Asset-Backed Certificates, Series 2005-6

                                                                                    Last Scheduled
                 Principal        WAL         Payment Window      Expected Ratings   Distribution          Certificate
  Class (1)     Balance (2)     Call/Mat (3) (Mos) Call/Mat (3)   (S&P/Moody's) (7)    Date                  Type
 ----------     -----------     --------    ------------------    ----------------- ------------ -------------------------------
1-A-1(4)       $470,428,000    2.01 / 2.18   1 - 75 / 1 - 171           AAA/Aaa       Oct 2035         Floating Rate Senior
1-A-2(4)       $117,607,000    2.01 / 2.18   1 - 75 / 1 - 171           AAA/Aaa       Oct 2035     Floating Rate Senior Support
2-A-1(5)       $370,189,000    0.77 / 0.77    1 - 19 / 1 - 19           AAA/Aaa       May 2026         Floating Rate Senior
2-A-2(5)       $321,498,000    2.51 / 2.51   19 - 66 / 19 - 66          AAA/Aaa       Mar 2034         Floating Rate Senior
2-A-3(5)       $67,528,000     6.14 / 8.03  66 - 75 / 66 - 171          AAA/Aaa       Oct 2035         Floating Rate Senior
M-1(6)         $88,400,000     4.81 / 5.28  47 - 75 / 47 - 147         [AA+/Aa1]      Sep 2035        Floating Rate Mezzanine
M-2(6)         $61,200,000     4.56 / 5.01  43 - 75 / 43 - 139          [AA/Aa2]      Aug 2035        Floating Rate Mezzanine
M-3(6)         $36,550,000     4.46 / 4.90  42 - 75 / 42 - 132         [AA-/Aa3]      Aug 2035        Floating Rate Mezzanine
M-4(6)         $32,300,000     4.40 / 4.82  40 - 75 / 40 - 127          [A+/A1]       Jul 2035        Floating Rate Mezzanine
M-5(6)         $29,750,000     4.36 / 4.76  39 - 75 / 39 - 122           [A/A2]       Jul 2035        Floating Rate Mezzanine
M-6(6)         $28,050,000     4.33 / 4.70  39 - 75 / 39 - 116          [A-/A3]       Jun 2035        Floating Rate Mezzanine
M-7(6)         $24,650,000     4.31 / 4.64  38 - 75 / 38 - 109        [BBB+/Baa1]     May 2035        Floating Rate Mezzanine
M-8(6)         $23,800,000     4.30 / 4.57  38 - 75 / 38 - 102         [BBB/Baa2]     Apr 2035        Floating Rate Mezzanine
B6)            $22,100,000     4.28 / 4.44   37 - 75 / 37 - 93        [BBB-/Baa3]     Feb 2035       Floating Rate Subordinate
-------------=================--------------------------------------------------------------------------------------------------
  Total:       $1,694,050,000
________________________________________________________________________________________________________________________________

(1) The margins on the Senior Certificates will double and the respective margins on the Subordinate Certificates will be equal to 1.5x the related original margin after the Clean-up Call date.
(2) The principal balance of each Class of Certificates is subject to a 10% variance.
(3)  See "Pricing Prepayment Speed" below.
(4) The Class 1-A-1 and Class 1-A-2 Certificates (collectively the "Class 1-A Certificates") are backed primarily by the cashflows from the Group 1 Mortgage Loans. Under certain conditions referred to under "Priority of Distributions," cashflows from one loan group may be used to make certain payments to the Certificate(s) related to the other loan group.
(5) The Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates (collectively the "Class 2-A Certificates") are backed primarily by the cashflows from the Group 2 Mortgage Loans. Under certain conditions referred to under "Priority of Distributions," cashflows from one loan group may be used to make certain payments to the Certificate(s) related to the other loan group.
(6) The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class B Certificates (collectively, the "Subordinate Certificates") are backed by the cashflows from the Group 1 and Group 2 Mortgage Loans.
(7) Rating Agency Contacts: Tara Moayed, Standard & Poors, 212.438.1804; [Rachel Peng, Moody's Ratings, 212-553-3831].

Trust:                         Asset-Backed Certificates, Series 2005-6.

Depositor:                     CWABS, Inc.

Seller:                        Countrywide Home Loans, Inc ("Countrywide").

Master Servicer:               Countrywide Home Loans Servicing LP.

Underwriters:                  Countrywide Securities Corporation (Lead
                               Manager), Bear Stearns & Co. Inc. (Co- Manager)
                               JP Morgan Securities (Co-Manager).

Trustee: The Bank of New York, a New York banking corporation.

Offered Certificates:          The (i) Class 1-A and Class 2-A Certificates
                               (collectively, the "Senior Certificates") and
                               (ii) the Subordinate Certificates. The Senior
                               Certificates and the Subordinate Certificates are collectively referred to herein as the "Offered Certificates."

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[Logo Omitted]Countrywide(R)                        Computational Materials for
    Securities Corporation               Countrywide Asset-Backed Certificates,
A Countrywide Capital Markets Company                            Series 2005-06
------------------------------------------------------------------------------

Non-Offered Certificates:      The "Non-Offered Certificates" consist of the
                               Class C, Class P and Class A-R Certificates.
                               The Offered Certificates and Non-Offered
                               Certificates are collectively referred to herein as the "Certificates."

Federal Tax Status:            It is anticipated that the Offered Certificates
                               will represent ownership of REMIC regular interests for tax purposes.

Registration:                  The Offered Certificates will be available in
                               book-entry form through DTC, Clearstream,
                               Luxembourg and the Euroclear System.



Statistical Pool
Calculation Date:              Scheduled balances as of [June 1, 2005].



Cut-off Date:                  As to any Mortgage Loan, the later of [June 1,
                               2005] and the origination date of such Mortgage
                               Loan.

Expected Pricing Date:         June [13], 2005.

Expected Closing Date:         June [28], 2005.

Expected Settlement Date:      June [28], 2005.

Distribution Date:             The 25th day of each month (or, if not a
                               business day, the next succeeding business
                               day), commencing in July 2005.



Accrued Interest:              The price to be paid by investors for the
                               Offered Certificates will not include accrued interest (i.e., settling flat).



Interest Accrual Period:       The "Interest Accrual Period" for each
                               Distribution Date with respect to the
                               Certificates will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing
                               Date) and ending on the day prior to such Distribution Date (on an actual/360 day basis).



ERISA Eligibility:             The Offered Certificates are expected to be
                               eligible for purchase by employee benefit plans and similar plans and arrangements that are subject to Title I of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended, subject to certain considerations.



SMMEA Eligibility:             The Class 1-A, Class 2-A, Class [M-1, Class M-2
                               and Class M-3] Certificates will constitute
                               "mortgage related securities" for the purposes of SMMEA. The remaining Offered Certificates will not constitute "mortgage related securities" for purposes of SMMEA.



Optional Termination:          The "Clean-up Call" may be exercised once the
                               aggregate principal balance of the Mortgage
                               Loans is less than or equal to 10% of the sum of the original Pre-Funded Amount and the aggregate principal balance of the Closing Date
                               Pool as of the Cut-off Date.

Pricing Prepayment Speed:      The Offered Certificates will be priced based
                               on the following collateral prepayment
                               assumptions:


                               -----------------------------------------------
                               Adjustable Rate Mortgage Loans
                               -----------------------------------------------
                               100% PPC, which assumes 6% CPR in month 1, an additional 1/11th of 22% CPR for each month thereafter, building to 28% CPR in month 12 and remaining constant at 28% CPR until month 33, increasing to and remaining constant at 50% CPR from month 34 until month 38, decreasing 1/4th of 20% CPR for each month thereafter, decreasing to 30% CPR in Month 42 and remaining constant at 30% CPR from month 43 and thereafter; provided, however, the prepayment rate will not exceed 85% CPR per annum in any period for any percentage of PPC.
                               -----------------------------------------------

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[Logo Omitted]Countrywide(R)                        Computational Materials for
    Securities Corporation               Countrywide Asset-Backed Certificates,
A Countrywide Capital Markets Company                            Series 2005-06
------------------------------------------------------------------------------

Mortgage Loans:                The collateral tables included in these
                               Computational Materials as Appendix A represent a statistical pool of Mortgage Loans with scheduled balances as of the Statistical Pool
                               Calculation Date (the "Statistical Pool"). It is expected that (a) additional mortgage loans will be included in the Trust on the Closing
                               Date and (b) certain Mortgage Loans may be prepaid or otherwise deleted from the pool of Mortgage Loans delivered to the Trust on the Closing Date (the "Mortgage Pool"). The characteristics of the Mortgage Pool will vary from the characteristics of the Statistical
                               Pool described herein, although any such difference is not expected to be material. See the attached collateral descriptions for additional information.

                               As of the Statistical Pool Calculation Date, the aggregate principal balance of the Mortgage Loans was approximately $1,099,944,523.53 (the "Mortgage Loans") of which: (i) approximately $482,719,236.47 were conforming balance Mortgage Loans made to borrowers with credit-blemished histories (the "Group 1 Mortgage Loans") and (ii) approximately $617,225,287.06 were nonconforming balance Mortgage Loans made to borrowers with credit-blemished histories (the "Group 2 Mortgage Loans").

Pre-Funded Amount:             A deposit of not more than $[423,512,500] (the
                               "Pre-Funded Amount") will be made to a
                               pre-funding account (the "Pre-Funding Account") on the Closing Date. From the Closing Date through August [12], 2005 (the "Funding
                               Period"), the Pre-Funded Amount will be used to purchase subsequent mortgage loans (the
                               "Subsequent Mortgage Loans"), which will be included in the Trust to create a final pool of Mortgage Loans (the "Final Pool"). The characteristics of the Final Pool will vary from the characteristics of the Closing Date
                               Pool, although any such difference is not expected to be material. It is expected that, after giving effect to the purchase of Subsequent Mortgage Loans during the Funding
                               Period, the Final Pool of Mortgage Loans will be comprised of approximately [$742,000,000] of Group 1 Mortgage Loans and approximately
                               [$958,000,000] of Group 2 Mortgage Loans. Any portion of the Pre-Funded Amount remaining on the last day of the Funding Period will be distributed as principal on the applicable
                               Senior Certificates on the immediately
                               following Distribution Date.

Pass-Through Rate:             The Pass-Through Rate for each class of Offered
                               Certificates will be equal to the lesser of (a) one-month LIBOR plus the related margin for such class, and (b) the related Net Rate Cap.

Adjusted Net
Mortgage Rate:                 The "Adjusted Net Mortgage Rate" for each
                               Mortgage Loan is equal to the gross mortgage rate of the Mortgage Loan less the sum of (a) the servicing fee rate (b) the trustee fee rate and (c) the mortgage insurance premium rate (if any).

Net Rate Cap:                  The "Net Rate Cap" is generally equal to the
                               following (subject to certain exceptions described in the prospectus supplement):

                               ------------------------------------------------
                               1-A            The weighted average Adjusted
                                              Net Mortgage Rate of the Group 1
                                              Mortgage Loans (adjusted to an
                                              effective rate reflecting the
                                              accrual of interest on an
                                              actual/360 basis).
                               ------------------------------------------------
                               2-A            The weighted average Adjusted
                                              Net Mortgage Rate of the Group 2
                                              Mortgage Loans (adjusted to an
                                              effective rate reflecting the
                                              accrual of interest on an
                                              actual/360 basis).
                               ------------------------------------------------
                               Subordinate    The weighted average of the
                                              Adjusted Net Mortgage Rate of
                                              the Group 1 Mortgage Loans and
                                              Group 2 Mortgage Loans, weighted
                                              on the basis of the excess of
                                              the principal balance of the
                                              related Mortgage Loans plus the
                                              amounts in the Pre-Funding
                                              Account over the principal
                                              balance of the related Senior
                                              Certificates (adjusted to an
                                              effective rate reflecting the
                                              accrual of interest on an
                                              actual/360 basis).
                               ------------------------------------------------

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[Logo Omitted]Countrywide(R)                        Computational Materials for
    Securities Corporation               Countrywide Asset-Backed Certificates,
A Countrywide Capital Markets Company                            Series 2005-06
------------------------------------------------------------------------------


Net Rate Carryover:            For any Class of Offered Certificates and any
                               Distribution Date, the "Net Rate Carryover" will equal the sum of (a) the excess of (i) the amount of interest that would have accrued thereon if the applicable Pass-Through Rate had not been limited by the Net Rate Cap over (ii) the amount of interest accrued based on the Net
                               Rate Cap, and (b) the aggregate of any unpaid
                               Net Rate Carryover from previous Distribution
                               Dates together with accrued interest thereon at the related Pass-Through Rate (without giving effect to the Net Rate Cap). Net Rate Carryover will be paid to the extent available from proceeds received on the related Corridor
                               Contract and any remaining Excess Cashflow as described under the heading "Certificates
                               Priority of Distributions" below.

Corridor Contracts:            The Trust will include payments from three
                               one-month LIBOR corridor contracts for the benefit of the Class 1-A, Class 2-A and Subordinate Certificates (the "Class 1-A
                               Corridor Contract," "Class 2-A Corridor
                               Contract," and "Subordinate Corridor Contract," respectively, and, collectively, the "Corridor
                               Contracts"). Payments to the Trust from each Corridor Contract will be calculated based on the lesser of the notional amount of the related Corridor Contract and the principal balance of the related class(es) of Certificates. After the Closing Date, the notional amount of each Corridor Contract will amortize down pursuant to the related amortization schedule (as set forth in an appendix hereto) that is generally estimated to decline in relation to the amortization of the related Certificates. With respect to each Distribution Date, payments received on (a) the Class 1-A Corridor Contract will be available to pay the holders of the Class 1-A
                               Certificates the related Net Rate Carryover, pro rata, first based on certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover, (b) the
                               Class 2-A Corridor Contract will be available to pay the holders of the Class 2-A
                               Certificates the related Net Rate Carryover, pro rata, first based on certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover and (c) the Subordinate Corridor Contract will be available to pay the holders of the Subordinate
                               Certificates the related Net Rate Carryover, pro rata, first based on certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover. Any amounts received on the Corridor Contracts on a Distribution Date that are not used to pay any Net Rate Carryover on the related Certificates on such Distribution Date will be distributed instead to the holder of the Class C
                               Certificates and will not be available for payments of Net Rate Carryover on any class of Certificates on future Distribution Dates.

Credit Enhancement:            The Trust will include the following credit
                               enhancement mechanisms, each of which is intended to provide credit support for some or all of the Offered Certificates, as the case may be:

                                    1) Subordination
                                    2) Overcollateralization
                                    3) Excess Cashflow



-------------------------------------------------------------------------------
                                                                   Target
                                                              Subordination at
    Class       S&P/ Moody's   Initial Subordination (1)         Stepdown
-------------------------------------------------------------------------------
     1-A          AAA/Aaa                23.40%                   46.80%
-------------------------------------------------------------------------------
     2-A          AAA/Aaa                23.40%                   46.80%
-------------------------------------------------------------------------------
     M-1         [AA+/Aa1]               18.20%                   36.40%
-------------------------------------------------------------------------------
     M-2          [AA/Aa2]               14.60%                   29.20%
-------------------------------------------------------------------------------
     M-3         [AA-/Aa3]               12.45%                   24.90%
-------------------------------------------------------------------------------
     M-4          [A+/A1]                10.55%                   21.10%
-------------------------------------------------------------------------------
     M-5           [A/A2]                8.80%                    17.60%
-------------------------------------------------------------------------------
     M-6          [A-/A3]                7.15%                    14.30%
-------------------------------------------------------------------------------
     M-7        [BBB+/Baa1]              5.70%                    11.40%
-------------------------------------------------------------------------------
     M-8         [BBB/Baa2]              4.30%                     8.60%
-------------------------------------------------------------------------------
      B         [BBB-/Baa3]              3.00%                     6.00%
-------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[Logo Omitted]Countrywide(R)                        Computational Materials for
    Securities Corporation               Countrywide Asset-Backed Certificates,
A Countrywide Capital Markets Company                            Series 2005-06
------------------------------------------------------------------------------

                               (1) Initial Overcollateralization at closing is 0.35%. Does not include any credit for Excess Interest.

Subordination:                 The Subordinate Certificates will be
                               subordinate to, and provide credit support for, the Senior Certificates. Among the Subordinate
                               Certificates, each Subordinate Certificate will rank in priority from highest to lowest in the following order: Class M-1, Class M-2, Class
                               M-3, Class M-4, Class M-5, Class M-6, Class
                               M-7, Class M-8 and Class B Certificates, with each subsequent class providing credit support for the prior class or classes, if any. The
                               Class 1-A-2 Certificates will provide
                               additional credit support to the Class 1-A-1
                               Certificates.

Overcollateralization:         On the Closing Date, the principal balance of
                               the Mortgage Loans will exceed the principal balance of the Certificates, resulting in Overcollateralization equal to the Initial
                               Overcollateralization Target (as defined below). Any realized losses on the Mortgage
                               Loans will be covered first by Excess Cashflow and then by Overcollateralization. In the event that the Overcollateralization is so reduced, Excess Cashflow will be directed to pay principal on the Certificates, resulting in the limited acceleration of the Certificates relative to the amortization of the Mortgage
                               Loans, until the Overcollateralization is restored to the Overcollateralization Target.
                               Upon this event, the acceleration feature will cease, unless the amount of
                               Overcollateralization is reduced below the
                               Overcollateralization Target by realized losses.

Overcollateralization
Target: Prior to the Stepdown Date, 3.00% of the sum of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date and the Pre-Funded Amount (approximately $[423,512,500])(the
                               "Overcollateralization Target"). The initial amount of Overcollateralization will be approximately 0.35%.

                               On or after the Stepdown Date, the
                               Overcollateralization Target will be equal to 6.00% of the aggregate principal balance of the Mortgage Loans for the related Distribution Date, subject to a floor of 0.50% (the "O/C Floor") of the sum of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date and the Pre-Funded Amount; provided, however, that if a Trigger Event (as described herein) is in effect on the related Distribution Date, the Overcollateralization Target will be equal to the Overcollateralization Target on the prior Distribution Date.

Excess Cashflow:               "Excess Cashflow" for any Distribution Date
                               will be equal to the available funds remaining after interest and principal distributions as described under "Certificates Priority of
                               Distributions."

Trigger Event:                 A "Trigger Event" will be in effect on a
                               Distribution Date on or after the Stepdown Date if either (or both) a Delinquency Trigger or a Cumulative Loss Trigger is in effect on such Distribution Date.

Delinquency Trigger:           With respect to the Certificates, a
                               "Delinquency Trigger" will occur if the three month rolling average 60+ day delinquency percentage (including bankruptcy, foreclosure, and REO) for the outstanding Mortgage Loans equals or exceeds [40.00]% of the Senior
                               Enhancement Percentage. As used above, the "Senior Enhancement Percentage" with respect to any Distribution Date is the percentage equivalent of a fraction, the numerator of which is equal to: (a) the excess of (i) the aggregate current principal balance of the Mortgage Loans for the preceding Distribution
                               Date, over (ii) the aggregate certificate principal balance of the most senior class or classes of Certificates as of the preceding master servicer advance date, and the denominator of which is equal to (b) the aggregate current principal balance of the Mortgage Loans for the preceding Distribution
                               Date.

Cumulative Loss Trigger:       A "Cumulative Loss Trigger" will be in effect
                               on a Distribution Date on or after the Stepdown
                               Date if the aggregate amount of realized losses on the Mortgage Loans exceeds the applicable percentage of the sum of the principal balance of the Mortgage Loans as of the Cut-off Date and the Pre-Funded Amount, as set forth below:


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[Logo Omitted]Countrywide(R)                        Computational Materials for
    Securities Corporation               Countrywide Asset-Backed Certificates,
A Countrywide Capital Markets Company                            Series 2005-06
------------------------------------------------------------------------------

                                 Period (month)        Percentage
                                 --------------        ----------
                                 37 - 48               [3.25]% with respect to
                                                       July 2008, plus an
                                                       additional 1/12th of
                                                       [1.50]% for each month
                                                       thereafter

                                 49 - 60 [4.75]% with respect to July 2009, plus an additional 1/12th of
                                                       [1.50% for each month
                                                       thereafter

                                 61 - 72 [6.25]% with respect to July 2010, plus an additional 1/12th of
                                                       [0.50]% for each month
                                                       thereafter

                                 73+                   [6.75]%


Group 1 Sequential
Trigger Event:                 A Group 1 Sequential Trigger Event will be in
                               effect for any Distribution Date (a) before the 37th Distribution Date if the aggregate amount of realized losses on the Group 1 Mortgage
                               Loans divided by the sum of the aggregate stated principal balance of the Group 1
                               Mortgage Loans as of the Cut-off Date and the portion of the Pre-Funded Amount allocable to the Group 1 Mortgage Loans exceeds [3.25]%, or
                               (b) on or after the 37th Distribution Date if a Trigger Event is in effect.

Stepdown Date:                 The later to occur of:

                                   a.     the Distribution Date in July 2008.
                                   b.     the first Distribution Date on which
                                          the aggregate certificate principal
                                          balance of the Senior Certificates
                                          is less than or equal to 53.20% of
                                          the aggregate principal balance of
                                          the Mortgage Loans for such
                                          Distribution Date.

Allocation of Losses:          Any realized losses on the Mortgage Loans not
                               covered by Excess Interest or
                               Overcollateralization will be allocated to each class of Subordinate Certificates, in the following order: to the Class B, Class M-8, Class M-7, Class M-6, Class M-5, Class M-4,
                               Class M-3, Class M-2 and Class M-1
                               Certificates, in that order, in each case until the respective certificate principal balance of such class has been reduced to zero. If the aggregate certificate principal balance of the Subordinate Certificates is reduced to zero, any additional realized losses on the Group 1
                               Mortgage Loans will be allocated to the Class
                               1-A-2 Certificates until the certificate principal balance of that class is reduced to zero

Certificates Priority
of Distributions:              Available funds from the Mortgage Loans will be
                               distributed in the following order of priority:
                               1)   Interest funds, sequentially, as follows:
                                    (a) concurrently, (i) from interest
                                    collections related to the Group 1
                                    Mortgage Loans, to each of the Class 1-A
                                    Certificates, current and unpaid interest, pro rata based on their entitlements and
                                    (ii) from interest collections related to the Group 2 Mortgage Loans, to each class of Class 2-A Certificates, current and unpaid interest, pro rata based on their entitlements, then (b) current interest, sequentially, to the Subordinate Certificates;
                               2)   Principal funds, sequentially, as follows:
                                    (a) concurrently, (i) from principal
                                    collections related to the Group 1
                                    Mortgage Loans, to pay the Class 1-A
                                    Certificates (as described below under
                                    "Principal Paydown" and "Class 1-A
                                    Principal Distributions") and ii) from
                                    principal collections related to the Group
                                    2 Mortgage Loans, to pay the Class 2-A
                                    Certificates (as described below under
                                    "Principal Paydown" and "Class 2-A
                                    Principal Distributions" below), then (b) from any remaining principal funds related to all of the Mortgage Loans sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class B Certificates, in that order;
                               3)   Excess Cashflow, sequentially, as follows:
                                    as principal to the Senior Certificates
                                    and Subordinate Certificates to restore or maintain Overcollateralization, as described under "Overcollateralization
                                    Target;"
                               4)   Any remaining Excess Cashflow to pay any
                                    unpaid realized loss amounts on the Class
                                    1-A-2 Certificates;
                               5)   Any remaining Excess Cashflow to pay any
                                    unpaid interest and then to pay any unpaid realized loss amounts sequentially to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class B Certificates, in that order;

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[Logo Omitted]Countrywide(R)                        Computational Materials for
    Securities Corporation               Countrywide Asset-Backed Certificates,
A Countrywide Capital Markets Company                            Series 2005-06
------------------------------------------------------------------------------

                               6)   Any remaining Excess Cashflow to pay
                                    related Net Rate Carryover remaining
                                    unpaid after application of amounts
                                    received under the related Corridor
                                    Contracts (as described above);
                               7)   To the Non-Offered Certificates, any
                                    remaining amount as described in the
                                    pooling and servicing agreement.

                               Excess Cashflow available to cover Net Rate
                               Carryover (after application of amounts
                               received under the Corridor Contracts) will generally be distributed to the Offered Certificates on a pro rata basis, first based on the certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover.

Principal Paydown:             Prior to the Stepdown Date or if a Trigger
                               Event is in effect on any Distribution Date,
                               (i) 100% of the available principal funds from Loan Group 1 will be paid to the Class 1-A
                               Certificates as described below under "Class
                               1-A Principal Distributions" and (ii) 100% of the principal funds from Loan Group 2 will be paid to the Class 2-A Certificates as described below under "Class 2-A Principal
                               Distributions"; provided, however, that (x) if either (a) all of the Class 1-A Certificates or
                               (b) all of the Class 2-A Certificates have been retired, 100% of the principal collections from the Loan Group related to such retired classes of Senior Certificates will be paid to the remaining Senior Certificates, and (y) if all of the Senior Certificates have been retired, such amounts will be applied sequentially in the following order of priority: to the Class
                               M-1, Class M-2, Class M-3, Class M-4, Class
                               M-5, Class M-6, Class M-7, Class M-8 and Class
                               B Certificates.

                               On any Distribution Date on or after the
                               Stepdown Date, and if a Trigger Event is not in
                               effect on such Distribution Date, each of the
                               Class 1-A, Class 2-A and Subordinate
                               Certificates will be entitled to receive
                               payments of principal in the following order of
                               priority: (i) first, concurrently, (a) from
                               principal collections relating to the Group 1
                               Mortgage Loans, to the Class 1-A Certificates
                               (as described under "Class 1-A Principal
                               Distribution") and (b) from principal
                               collections related to the Group 2 Mortgage
                               Loans, to the Class 2-A Certificates (as
                               described under "Class 2-A Principal
                               Distribution"), in each case, such that the
                               Senior Certificates in the aggregate will have
                               46.80% subordination, (ii) second, from
                               remaining principal collections relating to the
                               all of the Mortgage Loans, to the Class M-1
                               Certificates such that the Class M-1
                               Certificates will have 36.40% subordination,
                               (iii) third, from remaining principal
                               collections relating to all of the Mortgage
                               Loans, to the Class M-2 Certificates such that
                               the Class M-2 Certificates will have 29.20%
                               subordination, (iv) fourth, from remaining
                               principal collections relating to all of the
                               Mortgage Loans, to the Class M-3 Certificates
                               such that the Class M-3 Certificates will have
                               24.90% subordination, (v) fifth, from remaining
                               principal collections relating to all of the
                               Mortgage Loans, to the Class M-4 Certificates
                               such that the Class M-4 Certificates will have
                               21.10% subordination, (vi) sixth, from
                               remaining principal collections relating to all
                               of the Mortgage Loans, to the Class M-5
                               Certificates such that the Class M-5
                               Certificates will have 17.60% subordination,
                               (vii) seventh, from remaining principal
                               collections relating to all of the Mortgage
                               Loans, to the Class M-6 Certificates such that
                               the Class M-6 Certificates will have 14.30%
                               subordination, (viii) eighth, from remaining
                               principal collections relating to all of the
                               Mortgage Loans, to the Class M-7 Certificates
                               such that the Class M-7 Certificates will have
                               11.40% subordination, (ix) ninth, from
                               remaining principal collections relating to all
                               of the Mortgage Loans, to the Class M-8
                               Certificates such that the Class M-8
                               Certificates will have 8.60% subordination and
                               (x) tenth, from remaining principal collections
                               relating to all of the Mortgage Loans, to the
                               Class B Certificates such that the Class B
                               Certificates will have 6.00% subordination;
                               each subject to the O/C Floor.
Class 1-A
Principal Distributions:       Principal will be distributed to the Class
                               1-A-1 and Class 1-A-2 Certificates pro rata, based on the certificate principal balances thereof, until the certificate principal balances thereof are reduced to zero; provided, however, if a Group 1 Sequential Trigger Event is in effect, then principal will be distributed to the Class 1-A-1 and Class 1-A-2
                               Certificates, sequentially, in that order, in each case until the certificate principal balance thereof is reduced to zero.

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[Logo Omitted]Countrywide(R)                        Computational Materials for
    Securities Corporation               Countrywide Asset-Backed Certificates,
A Countrywide Capital Markets Company                            Series 2005-06
------------------------------------------------------------------------------

Class 2-A
Principal Distributions:       Principal distributed to the Class 2-A
                               Certificates will be applied sequentially, to the Class 2-A-1, Class 2-A-2 and Class 2-A-3
                               Certificates, in that order, in each case until the certificate principal balances thereof are reduced to zero.

                               Notwithstanding the foregoing order of
                               priority, on any Distribution Date on which (x) the aggregate certificate principal balance of the Senior Certificates is greater than the sum of the aggregate principal balance of the Mortgage Loans and any amount on deposit in the Pre-Funding Account and (y) the aggregate certificate principal balance of the Class 2-A Certificates is greater than the sum of the aggregate principal balance of the Group 2 Mortgage Loans and any amount on deposit in the Pre-Funding Account in respect of Loan Group 2, any principal amounts to be distributed to the Class 2-A Certificates will be distributed concurrently to each class of Class 2-A Certificates, pro rata, based on the certificate principal balances thereof, in each case until the certificate principal balance thereof is reduced to zero, and not as described above.


     [Discount Margin Tables, Corridor Contract Schedule, Available Funds
                  Schedules, and Collateral Tables to Follow]





------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[Logo Omitted]Countrywide(R)                        Computational Materials for
    Securities Corporation               Countrywide Asset-Backed Certificates,
A Countrywide Capital Markets Company                            Series 2005-06
------------------------------------------------------------------------------


                          Discount Margin Tables (1)

Class 1-A-1 (To Call)
-------------------------------------------------------------------------------
 Margin                          0.23%
-------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
===============================================================================
 DM @ 100-00                     23        23         23         23        23
===============================================================================
 WAL (yr)                       4.19      2.82       2.01       1.41      1.20
 MDUR (yr)                      3.69      2.59       1.90       1.37      1.17
 First Prin Pay                Jul05      Jul05      Jul05     Jul05      Jul05
 Last Prin Pay                 Aug18      Feb14      Sep11     Jun08      Feb08
-------------------------------------------------------------------------------

Class 1-A-1 (To Maturity)
-------------------------------------------------------------------------------
 Margin                         0.23%
-------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
===============================================================================
 DM @ 100-00                     24        24         24         23        23
===============================================================================
 WAL (yr)                       4.49      3.05       2.18       1.41      1.20
 MDUR (yr)                      3.86      2.75       2.03       1.37      1.17
 First Prin Pay                Jul05      Jul05      Jul05     Jul05      Jul05
 Last Prin Pay                 Apr31      Sep24      Sep19     Jun08      Feb08
-------------------------------------------------------------------------------

Class 1-A-2 (To Call)
-------------------------------------------------------------------------------
 Margin                          0.28%
-------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
===============================================================================
 DM @ 100-00                     28        28         28         28        28
===============================================================================
 WAL (yr)                       4.19      2.82       2.01       1.41      1.20
 MDUR (yr)                      3.68      2.59       1.90       1.37      1.17
 First Prin Pay                Jul05      Jul05      Jul05     Jul05      Jul05
 Last Prin Pay                 Aug18      Feb14      Sep11     Jun08      Feb08
-------------------------------------------------------------------------------

Class 1-A-2 (To Maturity)
-------------------------------------------------------------------------------
 Margin                           0.28%
-------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
===============================================================================
 DM @ 100-00                     29        30         30         28        28
===============================================================================
 WAL (yr)                       4.49      3.05       2.18       1.41      1.20
 MDUR (yr)                      3.86      2.75       2.02       1.37      1.17
 First Prin Pay                Jul05      Jul05      Jul05     Jul05      Jul05
 Last Prin Pay                 Apr31      Sep24      Sep19     Jun08      Feb08
-------------------------------------------------------------------------------

(1) See definition of Pricing Prepayment Speed above.

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[Logo Omitted]Countrywide(R)                        Computational Materials for
    Securities Corporation               Countrywide Asset-Backed Certificates,
A Countrywide Capital Markets Company                            Series 2005-06
------------------------------------------------------------------------------


Class 2-A-1 (To Call)
-------------------------------------------------------------------------------
 Margin                           0.08%
-------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
===============================================================================
 DM @ 100-00                     8          8          8         8          8
===============================================================================
 WAL (yr)                       1.39      0.99       0.77       0.64      0.55
 MDUR (yr)                      1.35      0.97       0.76       0.63      0.54
 First Prin Pay                Jul05      Jul05      Jul05     Jul05      Jul05
 Last Prin Pay                 Apr08      Jun07      Jan07     Sep06      Jun06
-------------------------------------------------------------------------------

Class 2-A-1 (To Maturity)
-------------------------------------------------------------------------------
 Margin                          0.08%
-------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
===============================================================================
 DM @ 100-00                     8          8          8         8          8
===============================================================================
 WAL (yr)                       1.39      0.99       0.77       0.64      0.55
 MDUR (yr)                      1.35      0.97       0.76       0.63      0.54
 First Prin Pay                Jul05      Jul05      Jul05     Jul05      Jul05
 Last Prin Pay                 Apr08      Jun07      Jan07     Sep06      Jun06
-------------------------------------------------------------------------------

Class 2-A-2 (To Call)
-------------------------------------------------------------------------------
 Margin                          0.23%
-------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
===============================================================================
 DM @ 100-00                     23        23         23         23        23
===============================================================================
 WAL (yr)                       5.52      3.68       2.51       1.93      1.60
 MDUR (yr)                      4.93      3.41       2.39       1.86      1.56
 First Prin Pay                Apr08      Jun07      Jan07     Sep06      Jun06
 Last Prin Pay                 Feb17      Feb13      Dec10     Mar08      Oct07
-------------------------------------------------------------------------------

Class 2-A-2 (To Maturity)
-------------------------------------------------------------------------------
 Margin                          0.23%
-------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
===============================================================================
 DM @ 100-00                     23        23         23         23        23
===============================================================================
 WAL (yr)                       5.52      3.68       2.51       1.93      1.60
 MDUR (yr)                      4.93      3.41       2.39       1.86      1.56
 First Prin Pay                Apr08      Jun07      Jan07     Sep06      Jun06
 Last Prin Pay                 Feb17      Feb13      Dec10     Mar08      Oct07
-------------------------------------------------------------------------------

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[Logo Omitted]Countrywide(R)                        Computational Materials for
    Securities Corporation               Countrywide Asset-Backed Certificates,
A Countrywide Capital Markets Company                            Series 2005-06
------------------------------------------------------------------------------


Class 2-A-3 (To Call)
-------------------------------------------------------------------------------
Margin                           0.36%

-------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
===============================================================================
 DM @ 100-00                     36        36         36         36        36
===============================================================================
 WAL (yr)                      12.97      8.53       6.14       2.85      2.47
 MDUR (yr)                     10.34      7.33       5.50       2.70      2.36
 First Prin Pay                Feb17      Feb13      Dec10     Mar08      Oct07
 Last Prin Pay                 Aug18      Feb14      Sep11     Jun08      Feb08
-------------------------------------------------------------------------------

Class 2-A-3 (To Maturity)
-------------------------------------------------------------------------------
 Margin                          0.36%
-------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
===============================================================================
 DM @ 100-00                     41        43         43         36        36
===============================================================================
 WAL (yr)                      16.37      11.10      8.03       2.85      2.47
 MDUR (yr)                     12.22      9.03       6.90       2.70      2.36
 First Prin Pay                Feb17      Feb13      Dec10     Mar08      Oct07
 Last Prin Pay                 Apr31      Sep24      Sep19     Jun08      Feb08
-------------------------------------------------------------------------------

Class M-1 (To Call)
-------------------------------------------------------------------------------
 Margin                          0.47%
-------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
===============================================================================
 DM @ 100-00                     47        47         47         47        47
===============================================================================
 WAL (yr)                       8.64      5.68       4.81       4.55      2.75
 MDUR (yr)                      7.24      5.05       4.38       4.18      2.61
 First Prin Pay                Jul09      Aug08      May09     Jun08      Feb08
 Last Prin Pay                 Aug18      Feb14      Sep11     Feb10      Apr08
-------------------------------------------------------------------------------

Class M-1 (To Maturity)
-------------------------------------------------------------------------------
 Margin                          0.47%
-------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
===============================================================================
 DM @ 100-00                     48        49         49         54        47
===============================================================================
 WAL (yr)                       9.51      6.33       5.28       6.85      2.75
 MDUR (yr)                      7.72      5.48       4.74       5.99      2.61
 First Prin Pay                Jul09      Aug08      May09     Jun08      Feb08
 Last Prin Pay                 Dec28      Mar22      Sep17     May16      Apr08
-------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[Logo Omitted]Countrywide(R)                        Computational Materials for
    Securities Corporation               Countrywide Asset-Backed Certificates,
A Countrywide Capital Markets Company                            Series 2005-06
------------------------------------------------------------------------------


Class M-2 (To Call)
-------------------------------------------------------------------------------
  Margin                         0.48%
-------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
===============================================================================
DM @ 100-00                      48        48         48         48        48
===============================================================================
WAL (yr)                        8.64      5.67       4.56       4.60      2.99
MDUR (yr)                       7.24      5.04       4.17       4.22      2.82
First Prin Pay                 Jul09      Aug08      Jan09     Oct09      Apr08
Last Prin Pay                  Aug18      Feb14      Sep11     Feb10      Jan09
-------------------------------------------------------------------------------

Class M-2 (To Maturity)
-------------------------------------------------------------------------------
  Margin                         0.48%
-------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
===============================================================================
 DM @ 100-00                     49        50         50         50        50
===============================================================================
 WAL (yr)                       9.49      6.29       5.01       5.08      3.36
 MDUR (yr)                      7.71      5.45       4.51       4.60      3.12
 First Prin Pay                Jul09      Aug08      Jan09     Oct09      Apr08
 Last Prin Pay                 Jan28      May21      Jan17     Apr14      Dec13
-------------------------------------------------------------------------------

Class M-3 (To Call)
-------------------------------------------------------------------------------
 Margin                          0.50%
-------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
===============================================================================
 DM @ 100-00                     50        50         50         50        50
===============================================================================
 WAL (yr)                       8.64      5.67       4.46       4.25      3.58
 MDUR (yr)                      7.23      5.03       4.08       3.92      3.34
 First Prin Pay                Jul09      Aug08      Dec08     Jun09      Jan09
 Last Prin Pay                 Aug18      Feb14      Sep11     Feb10      Jan09
-------------------------------------------------------------------------------

Class M-3 (To Maturity)
-------------------------------------------------------------------------------
 Margin                          0.50%
-------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
===============================================================================
 DM @ 100-00                     51        52         52         52        60
===============================================================================
 WAL (yr)                       9.46      6.27       4.90       4.60      6.41
 MDUR (yr)                      7.69      5.44       4.41       4.20      5.67
 First Prin Pay                Jul09      Aug08      Dec08     Jun09      Nov10
 Last Prin Pay                 Feb27      Jul20      Jun16     Oct13      Mar13
-------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[Logo Omitted]Countrywide(R)                        Computational Materials for
    Securities Corporation               Countrywide Asset-Backed Certificates,
A Countrywide Capital Markets Company                            Series 2005-06
------------------------------------------------------------------------------

Class M-4 (To Call)
-------------------------------------------------------------------------------
 Margin                          0.65%
-------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
===============================================================================
 DM @ 100-00                     65        65         65         65        65
===============================================================================
 WAL (yr)                       8.64      5.66       4.40       4.04      3.58
 MDUR (yr)                      7.18      5.00       4.01       3.73      3.33
 First Prin Pay                Jul09      Jul08      Oct08     Mar09      Jan09
 Last Prin Pay                 Aug18      Feb14      Sep11     Feb10      Jan09
-------------------------------------------------------------------------------

Class M-4 (To Maturity)
-------------------------------------------------------------------------------
 Margin                          0.65%
-------------------------------------------------------------------------------
Percent of Pricing              50%        75%       100%       125%       150%
Prepayment Speed
===============================================================================
 DM @ 100-00                     67        67         67         67        74
===============================================================================
 WAL (yr)                       9.43      6.24       4.82       4.38      5.03
 MDUR (yr)                      7.61      5.39       4.32       3.99      4.55
 First Prin Pay                Jul09      Jul08      Oct08     Mar09      Jan10
 Last Prin Pay                 Jun26      Jan20      Jan16     Jul13      Sep11
-------------------------------------------------------------------------------

Class M-5 (To Call)
-------------------------------------------------------------------------------
 Margin                          0.70%
-------------------------------------------------------------------------------
Percent of Pricing               50%       75%       100%        125%      150%
Prepayment Speed
===============================================================================
 DM @ 100-00                     68         68        68         68         68
===============================================================================
 WAL (yr)                       8.64       5.66      4.36       3.90       3.58
 MDUR (yr)                      7.17       4.99      3.97       3.61       3.33
 First Prin Pay                 Jul09     Jul08      Sep08      Jan09     Jan09
 Last Prin Pay                  Aug18     Feb14      Sep11      Feb10     Jan09
-------------------------------------------------------------------------------

Class M-5 (To Maturity)
-------------------------------------------------------------------------------
 Margin                          0.70%
-------------------------------------------------------------------------------
Percent of Pricing               50%       75%       100%        125%      150%
Prepayment Speed
===============================================================================
 DM @ 100-00                     70         70        70         70         74
===============================================================================
 WAL (yr)                       9.40       6.21      4.76       4.22       4.43
 MDUR (yr)                      7.58       5.36      4.27       3.86       4.05
 First Prin Pay                 Jul09     Jul08      Sep08      Jan09     Jul09
 Last Prin Pay                  Oct25     May19      Aug15      Feb13     Jun11
-------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[Logo Omitted]Countrywide(R)                        Computational Materials for
    Securities Corporation               Countrywide Asset-Backed Certificates,
A Countrywide Capital Markets Company                            Series 2005-06
------------------------------------------------------------------------------

Class M-6 (To Call)
-------------------------------------------------------------------------------
 Margin                           0.70%
-------------------------------------------------------------------------------
Percent of Pricing               50%       75%       100%        125%      150%
Prepayment Speed
===============================================================================
 DM @ 100-00                     70         70        70         70         70
===============================================================================
 WAL (yr)                       8.64       5.66      4.33       3.79       3.58
 MDUR (yr)                      7.16       4.99      3.95       3.51       3.33
 First Prin Pay                 Jul09     Jul08      Sep08      Nov08     Jan09
 Last Prin Pay                  Aug18     Feb14      Sep11      Feb10     Jan09
-------------------------------------------------------------------------------

Class M-6 (To Maturity)
-------------------------------------------------------------------------------
 Margin                          0.70%
-------------------------------------------------------------------------------
Percent of Pricing               50%       75%       100%        125%      150%
Prepayment Speed
===============================================================================
 DM @ 100-00                     72         72        72         72         74
===============================================================================
 WAL (yr)                       9.35       6.17      4.70       4.08       4.07
 MDUR (yr)                      7.55       5.33      4.22       3.74       3.75
 First Prin Pay                 Jul09     Jul08      Sep08      Nov08     Mar09
 Last Prin Pay                  Dec24     Oct18      Feb15      Oct12     Feb11
-------------------------------------------------------------------------------

Class M-7 (To Call)
-------------------------------------------------------------------------------
 Margin                           1.10%
-------------------------------------------------------------------------------
Percent of Pricing               50%       75%       100%        125%      150%
Prepayment Speed
===============================================================================
 DM @ 100-00                     110       110        110        110       110
===============================================================================
 WAL (yr)                       8.64       5.66      4.31       3.72       3.57
 MDUR (yr)                      7.02       4.92      3.88       3.41       3.29
 First Prin Pay                 Jul09     Jul08      Aug08      Oct08     Dec08
 Last Prin Pay                  Aug18     Feb14      Sep11      Feb10     Jan09
-------------------------------------------------------------------------------

Class M-7 (To Maturity)
-------------------------------------------------------------------------------
 Margin                          1.10%
-------------------------------------------------------------------------------
Percent of Pricing               50%       75%       100%        125%      150%
Prepayment Speed
===============================================================================
 DM @ 100-00                     112       113        113        113       113
===============================================================================
 WAL (yr)                       9.28       6.11      4.64       3.98       3.82
 MDUR (yr)                      7.35       5.22      4.12       3.61       3.50
 First Prin Pay                 Jul09     Jul08      Aug08      Oct08     Dec08
 Last Prin Pay                  Jan24     Jan18      Jul14      May12     Oct10
-------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[Logo Omitted]Countrywide(R)                        Computational Materials for
    Securities Corporation               Countrywide Asset-Backed Certificates,
A Countrywide Capital Markets Company                            Series 2005-06
------------------------------------------------------------------------------

Class M-8 (To Call)
-------------------------------------------------------------------------------
 Margin                          1.35%
-------------------------------------------------------------------------------
Percent of Pricing               50%       75%       100%        125%      150%
Prepayment Speed
===============================================================================
 DM @ 100-00                     135       135        135        135       135
===============================================================================
 WAL (yr)                       8.64       5.66      4.30       3.66       3.46
 MDUR (yr)                      6.93       4.88      3.85       3.34       3.18
 First Prin Pay                 Jul09     Jul08      Aug08      Sep08     Oct08
 Last Prin Pay                  Aug18     Feb14      Sep11      Feb10     Jan09
-------------------------------------------------------------------------------

Class M-8 (To Maturity)
-------------------------------------------------------------------------------
 Margin                          1.35%
-------------------------------------------------------------------------------
Percent of Pricing               50%       75%       100%        125%      150%
Prepayment Speed
===============================================================================
 DM @ 100-00                     137       138        138        138       138
===============================================================================
 WAL (yr)                       9.16       6.03      4.57       3.87       3.62
 MDUR (yr)                      7.21       5.12      4.04       3.51       3.31
 First Prin Pay                 Jul09     Jul08      Aug08      Sep08     Oct08
 Last Prin Pay                  Nov22     Mar17      Dec13      Nov11     May10
-------------------------------------------------------------------------------

Class B (To Call)
-------------------------------------------------------------------------------
 Margin                           1.75%
-------------------------------------------------------------------------------
Percent of Pricing               50%       75%       100%        125%      150%
Prepayment Speed
===============================================================================
 DM @ 100-00                     175       175        175        175       175
===============================================================================
 WAL (yr)                       8.64       5.66      4.28       3.61       3.34
 MDUR (yr)                      6.80       4.81      3.79       3.27       3.05
 First Prin Pay                 Jul09     Jul08      Jul08      Aug08     Sep08
 Last Prin Pay                  Aug18     Feb14      Sep11      Feb10     Jan09
-------------------------------------------------------------------------------

Class B(To Maturity)
-------------------------------------------------------------------------------
 Margin                           1.75%
-------------------------------------------------------------------------------
Percent of Pricing               50%       75%       100%        125%      150%
Prepayment Speed
===============================================================================
 DM @ 100-00                     177       178        178        178       177
===============================================================================
 WAL (yr)                       8.97       5.89      4.44       3.74       3.44
 MDUR (yr)                      6.97       4.96      3.91       3.37       3.14
 First Prin Pay                 Jul09     Jul08      Jul08      Aug08     Sep08
 Last Prin Pay                  Jun21     Feb16      Mar13      Apr11     Dec09
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

        [LOGO] Countrywide(R)                                        Computational Materials for
-------------------------------------      Countrywide Asset-Backed Certificates, Series 2005-06
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------


                  Class 1A Available Funds Rate Schedule (1)
                  ------------------------------------------

---------------------------------------------     ----------------------------------------------
            Available Funds   Available Funds                  Available Funds   Available Funds
Period          Rate (%)          Rate (%)        Period            Rate (%)          Rate (%)
---------------------------------------------     ----------------------------------------------
                  (2)              (3)                                (2)               (3)
   1             7.793             7.793            47               10.007            11.846
   2             6.786            10.000            48                9.704            11.823
   3             6.785            10.000            49               10.028            12.223
   4             7.009            10.000            50                9.705            11.830
   5             6.782            10.000            51                9.705            11.914
   6             7.016            10.000            52               10.028            12.346
   7             6.788            10.000            53                9.705            12.478
   8             6.788            10.000            54               10.028            13.214
   9             7.514            10.000            55                9.705            12.790
   10            6.786            10.000            56                9.705            12.790
   11            7.012            10.000            57               10.747            14.201
   12            6.795            10.000            58                9.707            12.841
   13            7.022            10.000            59               10.030            13.580
   14            6.804            10.000            60                9.707            13.321
   15            6.804            10.000            61               10.030            13.767
   16            7.030            10.000            62                9.707            13.323
   17            6.802            10.000            63                9.707            13.323
   18            7.096            10.000            64               10.031            13.767
   19            6.878            10.000            65                9.707            13.323
   20            6.978            10.000            66               10.031            13.768
   21            7.725            10.000            67                9.707            13.323
   22            7.215            10.000            68                9.707            13.323
   23            7.474            10.000            69               10.747            14.752
   24            7.346            10.000            70                9.707            13.324
   25            7.595            10.000            71               10.031            13.768
   26            7.361            10.000            72                9.707            13.324
   27            7.360            10.000            73               10.031            13.768
   28            7.735            10.000            74                9.707            13.324
   29            7.481            10.000            75                9.707            13.325
   30            7.803            10.000          ----------------------------------------------
   31            7.545            10.000
   32            7.547            10.000
   33            8.219            10.000
   34            7.759            10.000
   35            8.710            10.000
   36            8.863            10.000
   37            9.169            10.000
   38            8.878            10.000
   39            8.927            10.000
   40            9.248            10.064
   41            9.405            10.283
   42           10.005            11.056
   43            9.684            10.710
   44            9.684            10.722
   45           10.721            11.964
   46            9.684            10.927
----------------------------------------------

(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.

(2) Assumes that 1-Month LIBOR stays at 3.190%, 6-Month LIBOR stays at 3.540%, the collateral is run at the Pricing Prepayment Speed (100%) to call and includes all projected cash proceeds (if any) from the related Corridor Contract.

(3) Assumes that 1-Month and 6-Month LIBOR instantaneously increase by 2000 basis points, the collateral is run at the Pricing Prepayment Speed (100%) and includes all projected cash proceeds (if any) from the related Corridor Contract.
--------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

        [LOGO] Countrywide(R)                                        Computational Materials for
-------------------------------------      Countrywide Asset-Backed Certificates, Series 2005-06
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------


                  Class 2A Available Funds Rate Schedule (1)
                  ------------------------------------------

---------------------------------------------     ----------------------------------------------
            Available Funds   Available Funds                  Available Funds   Available Funds
Period          Rate (%)          Rate (%)        Period            Rate (%)          Rate (%)
---------------------------------------------     ----------------------------------------------
                  (2)               (3)                                (2)             (3)
     1           7.808             7.808             47               9.914            11.921
     2           6.798             9.000             48               9.635            11.946
     3           6.795             9.000             49               9.957            12.354
     4           7.018             9.000             50               9.636            11.981
     5           6.791             9.000             51               9.636            11.992
     6           7.022             9.000             52               9.957            12.606
     7           6.805             9.000             53               9.636            12.508
     8           6.802             9.000             54               9.957            13.268
     9           7.529             9.000             55               9.636            12.846
     10          6.801             9.000             56               9.636            12.857
     11          7.033             9.000             57              10.669            14.236
     12          6.811             9.000             58               9.637            12.979
     13          7.045             9.000             59               9.958            13.590
     14          6.817             9.000             60               9.637            13.351
     15          6.869             9.000             61               9.958            13.800
     16          7.109             9.000             62               9.637            13.355
     17          6.880             9.000             63               9.637            13.355
     18          7.118             9.000             64               9.958            13.801
     19          6.900             9.000             65               9.637            13.356
     20          6.921             9.000             66               9.958            13.801
     21          7.935             9.000             67               9.637            13.356
     22          7.180             9.000             68               9.637            13.356
     23          7.449             9.000             69              10.670            14.787
     24          7.362             9.000             70               9.637            13.356
     25          7.609             9.500             71               9.958            13.802
     26          7.360             9.500             72               9.637            13.356
     27          7.482             9.500             73               9.958            13.802
     28          7.728             9.500             74               9.637            13.356
     29          7.475             9.500             75               9.637            13.357
     30          7.855             9.500          ----------------------------------------------
     31          7.610             9.500
     32          7.656             9.500
     33          8.222             9.500
     34          7.943             9.500
     35          8.631             9.500
     36          8.803             9.553
     37          9.111            10.500
     38          8.828            10.500
     39          8.831            10.500
     40          9.326            10.500
     41          9.274            10.500
     42          9.909            11.223
     43          9.594            10.874
     44          9.594            10.900
     45         10.622            12.192
     46          9.594            11.223
----------------------------------------------

(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.

(2) Assumes that 1-Month LIBOR stays at 3.190%, 6-Month LIBOR stays at 3.540%, the collateral is run at the Pricing Prepayment Speed (100%) to call and includes all projected cash proceeds (if any) from the related Corridor Contract.

(3) Assumes that 1-Month and 6-Month LIBOR instantaneously increase by 2000 basis points, the collateral is run at the Pricing Prepayment Speed (100%) and includes all projected cash proceeds (if any) from the related Corridor Contract.
--------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

        [LOGO] Countrywide(R)                                        Computational Materials for
-------------------------------------      Countrywide Asset-Backed Certificates, Series 2005-06
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------



          Floating Rate Subordinate Available Funds Rate Schedule (1)
          -----------------------------------------------------------

---------------------------------------------     ----------------------------------------------
            Available Funds   Available Funds                  Available Funds   Available Funds
Period          Rate (%)          Rate (%)        Period            Rate (%)          Rate (%)
---------------------------------------------     ----------------------------------------------
                  (2)               (3)                                (2)              (3)
     1           7.801             7.801             47               9.954           11.888
     2           6.793             8.500             48               9.665           11.892
     3           6.791             8.500             49               9.988           12.297
     4           7.014             8.500             50               9.666           11.915
     5           6.787             8.500             51               9.666           11.958
     6           7.019             8.500             52               9.988           12.493
     7           6.798             8.500             53               9.666           12.495
     8           6.796             8.500             54               9.988           13.244
     9           7.523             8.500             55               9.666           12.822
     10          6.795             8.500             56               9.666           12.828
     11          7.024             8.500             57              10.703           14.221
     12          6.804             8.500             58               9.667           12.919
     13          7.035             8.500             59               9.990           13.585
     14          6.811             8.500             60               9.667           13.338
     15          6.841             8.500             61               9.990           13.786
     16          7.075             8.500             62               9.667           13.341
     17          6.846             8.500             63               9.668           13.341
     18          7.108             8.500             64               9.990           13.786
     19          6.890             8.500             65               9.668           13.341
     20          6.946             8.500             66               9.990           13.787
     21          7.844             8.500             67               9.668           13.342
     22          7.195             8.500             68               9.668           13.342
     23          7.460             8.500             69              10.703           14.772
     24          7.355             8.500             70               9.668           13.342
     25          7.603             9.500             71               9.990           13.787
     26          7.360             9.500             72               9.668           13.342
     27          7.429             9.500             73               9.990           13.787
     28          7.731             9.500             74               9.668           13.342
     29          7.478             9.500             75               9.668           13.343
     30          7.832             9.500          ----------------------------------------------
     31          7.582             9.500
     32          7.608             9.500
     33          8.221             9.500
     34          7.863             9.500
     35          8.666             9.500
     36          8.829             9.500
     37          9.137            10.500
     38          8.850            10.500
     39          8.873            10.500
     40          9.292            10.500
     41          9.331            10.500
     42          9.951            11.150
     43          9.633            10.802
     44          9.633            10.822
     45         10.665            12.093
     46          9.633            11.094
----------------------------------------------

(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.

(2) Assumes that 1-Month LIBOR stays at 3.190%, 6-Month LIBOR stays at 3.540%, the collateral is run at the Pricing Prepayment Speed (100%) to call and includes all projected cash proceeds (if any) from the related Corridor Contract.

(3) Assumes that 1-Month and 6-Month LIBOR instantaneously increase by 2000 basis points, the collateral is run at the Pricing Prepayment Speed (100%) and includes all projected cash proceeds (if any) from the related Corridor Contract.
--------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

        [LOGO] Countrywide(R)                                        Computational Materials for
-------------------------------------      Countrywide Asset-Backed Certificates, Series 2005-06
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------



     --------------------------------------------------------------------
        Class 1A Corridor Contract Agreement Schedule and Strike Rates
     --------------------------------------------------------------------
                      Notional Schedule   Cap Strike         Cap Ceiling
       Period                ($)              (%)                (%)
     --------------------------------------------------------------------
         1               588,035,000        7.54252%           9.75000%
         2               576,128,489        6.53592%           9.75000%
         3               565,301,293        6.53451%           9.75000%
         4               553,239,371        6.75919%           9.75000%
         5               540,095,152        6.53176%           9.75000%
         6               525,966,564        6.76576%           9.75000%
         7               511,085,589        6.53846%           9.75000%
         8               495,491,856        6.53772%           9.74960%
         9               479,252,408        7.26420%           9.74956%
         10              462,476,752        6.53645%           9.74960%
         11              445,747,400        6.76233%           9.74959%
         12              429,091,854        6.54502%           9.74961%
         13              412,886,369        6.77283%           9.74955%
         14              397,125,110        6.55589%           9.74911%
         15              381,796,552        6.55578%           9.74911%
         16              366,448,137        6.78184%           9.74908%
         17              351,511,964        6.55420%           9.74911%
         18              337,000,030        6.84983%           9.74886%
         19              322,914,625        6.63195%           9.74818%
         20              309,088,193        6.73376%           9.74302%
         21              295,762,168        7.48201%           9.74156%
         22              282,766,100        6.97146%           9.74122%
         23              270,186,245        7.23123%           9.74082%
         24              257,937,629        7.11705%           9.72842%
         25              246,068,718        7.36884%           9.72441%
         26              234,571,600        7.15343%           9.71022%
         27              222,993,323        7.15355%           9.70987%
         28              210,437,477        7.55687%           9.70538%
         29              198,291,517        7.30350%           9.70564%
         30              186,552,277        7.63468%           9.66532%
         31              174,723,900        7.37537%           9.65894%
         32              159,577,663        7.37937%           9.61374%
         33              145,370,857        8.05806%           9.60113%
         34              129,445,312        7.63612%           9.50376%
         35              114,630,558        8.59547%           9.48359%
         36              100,943,757        8.78224%           9.41476%
         37               88,811,831        9.09619%           9.38756%
         38               88,811,831        8.80146%           9.34917%
         39               88,811,831        8.88784%           9.34449%
     --------------------------------------------------------------------



Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

        [LOGO] Countrywide(R)                                        Computational Materials for
-------------------------------------      Countrywide Asset-Backed Certificates, Series 2005-06
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------------
                                Class 2A Corridor Contract Agreement Schedule and Strike Rates

--------------------------------------------------------------------------------------------------------------------------------
             Notional Schedule  Cap Strike        Cap Ceiling                Notional Schedule     Cap Strike        Cap Ceiling
Period             ($)              (%)               (%)          Period           ($)               (%)               (%)
--------------------------------------------------------------------------------------------------------------------------------
  1             759,215,000      7.55790%          8.75000%           31         219,351,954        7.45549%          9.00465%
  2             741,992,455      6.54771%          8.75000%           32         202,370,027        7.50235%          8.99535%
  3             726,874,056      6.54520%          8.75000%           33         185,882,267        8.11173%          8.79135%
  4             709,665,580      6.76852%          8.74760%           34         166,145,314        7.82835%          8.79780%
  5             691,546,313      6.54139%          8.74770%           35         147,428,019        8.52608%          8.75541%
  6             672,533,369      6.77219%          8.74689%           36         130,156,132        8.75529%          8.75529%
  7             652,656,873      6.55917%          8.73587%           37         114,635,573        9.07523%          9.67032%
  8             631,903,276      6.55666%          8.73595%           38         114,635,573        8.79821%          9.67031%
  9             610,589,489      7.28384%          8.73438%           39         114,635,573        8.81259%          9.46681%
  10            588,933,590      6.55650%          8.73193%           40         114,635,573        9.33109%          9.42690%
  11            567,385,929      6.79058%          8.72805%           41         114,635,573        9.32974%          9.43574%
  12            545,865,445      6.56945%          8.72801%
  13            524,941,775      6.80704%          8.70803%
  14            504,564,066      6.57856%          8.70944%
  15            484,766,559      6.63856%          8.70903%
  16            465,545,365      6.88050%          8.70238%
  17            446,855,244      6.65161%          8.69815%
  18            428,714,789      6.89139%          8.69518%
  19            411,094,509      6.67444%          8.67448%
  20            393,991,853      6.69573%          8.67464%
  21            377,373,097      7.72185%          8.63124%
  22            361,251,239      6.96582%          8.63316%
  23            345,581,914      7.23684%          8.62282%
  24            328,246,977      7.15134%          8.62159%
  25            311,337,316      7.40177%          9.09125%
  26            294,762,534      7.15599%          9.09410%
  27            278,745,769      7.32143%          9.05384%
  28            263,246,077      7.57094%          9.03350%
  29            248,538,045      7.31929%          9.02914%
  30            234,504,342      7.70292%          9.01343%
--------------------------------------------------------------------------------------------------------------------------------


Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

        [LOGO] Countrywide(R)                                        Computational Materials for
-------------------------------------      Countrywide Asset-Backed Certificates, Series 2005-06
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------------
                        Floating Rate Subordinate Corridor Contract Agreement Schedule and Strike Rates

--------------------------------------------------------------------------------------------------------------------------------
             Notional Schedule  Cap Strike        Cap Ceiling                Notional Schedule     Cap Strike        Cap Ceiling
Period             ($)              (%)               (%)          Period           ($)                (%)               (%)
--------------------------------------------------------------------------------------------------------------------------------
  1             346,800,000       7.85123%          8.55004%          31         346,800,000         7.67631%          9.32768%
  2             346,800,000       6.76898%          8.47641%          32         346,800,000         7.44883%          9.04708%
  3             346,800,000       6.54054%          8.25000%          33         346,800,000         7.81043%          8.64853%
  4             346,800,000       6.76445%          8.24865%          34         346,800,000         7.74470%          8.88778%
  5             346,800,000       6.53720%          8.24871%          35         346,800,000         8.27220%          8.57077%
  6             346,800,000       6.54296%          8.02182%          36         346,800,000         9.25000%          9.27780%
  7             346,800,000       6.77683%          8.46872%          37         346,800,000         8.78324%          9.46392%
  8             346,800,000       6.54842%          8.24192%          38         322,117,643         9.10128%         10.04995%
  9             346,800,000       6.77361%          7.73933%          39         301,296,414         8.84533%          9.63144%
  10            346,800,000       6.54777%          8.23965%          40         283,456,505         9.25000%          9.49418%
  11            346,800,000       6.55157%          8.01075%          41         267,360,107         9.25000%          9.40456%
  12            346,800,000       7.28834%          8.96697%
  13            346,800,000       6.56498%          7.99899%
  14            346,800,000       6.79599%          8.45405%
  15            346,800,000       6.60254%          8.22658%
  16            346,800,000       6.83757%          8.22283%
  17            346,800,000       6.60922%          8.22045%
  18            346,800,000       6.64352%          7.98884%
  19            346,800,000       6.88615%          8.43685%
  20            346,800,000       6.71228%          8.20442%
  21            346,800,000       7.09299%          7.65506%
  22            346,800,000       6.96828%          8.18028%
  23            346,800,000       6.99297%          7.93285%
  24            346,800,000       7.92782%          8.95960%
  25            346,800,000       7.14107%          8.90297%
  26            346,800,000       7.40170%          9.39156%
  27            346,800,000       7.24838%          9.12203%
  28            346,800,000       7.56482%          9.10846%
  29            346,800,000       7.31242%          9.10611%
  30            346,800,000       7.41764%          8.82414%
--------------------------------------------------------------------------------------------------------------------------------



Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

        [LOGO] Countrywide(R)                                        Computational Materials for
-------------------------------------
       SECURITIES CORPORATION              Countrywide Asset-Backed Certificates, Series 2005-06
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------

                                    Group 1

                               ARM $482,719,236

                                Detailed Report

Summary of Loans in Statistical Calculation Pool                                                                     Range
(As of Calculation Date)                                                                                             -----
Total Number of Loans                                                                  3,638
Total Outstanding Balance                                                       $482,719,236
Average Loan Balance                                                                $132,688                      $802 to $455,567
WA Mortgage Rate                                                                      7.522%                    4.500% to 15.250%
Net WAC                                                                               7.013%                    3.991% to 14.741%
ARM Characteristics
     WA Gross Margin                                                                  7.005%                    3.025% to 11.850%
     WA Months to First Roll                                                              30                         1 to 57
     WA First Periodic Cap                                                            1.911%                    1.000% to 7.000%
     WA Subsequent Periodic Cap                                                       1.370%                    0.125% to 3.000%
     WA Lifetime Cap                                                                 14.289%                   10.800% to 22.250%
     WA Lifetime Floor                                                                7.505%                    4.500% to 15.250%
WA Original Term (months)                                                                360                       360 to 360
WA Remaining Term (months)                                                               356                       270 to 360
WA LTV                                                                                80.26%                    1.78% to 100.00%

   Percentage of Pool with CLTV > 100%                                                 0.00%

WA FICO                                                                                  595

Secured by (% of pool)  1st Liens                                                    100.00%
                        2nd Liens                                                      0.00%
Prepayment Penalty at Loan Orig (% of all loans)                                      74.09%


    Top 5 States:                    Top 5 Prop:                    Doc Types:                   Purpose Codes
    -------------                    -----------                    ----------                   -------------
CA              19.74%         SFR             78.26%         FULL            72.70%         RCO            67.02%
FL               8.01%         PUD             12.43%         STATED          27.06%         PUR            27.76%
IL               4.93%         CND              5.76%         SIMPLE           0.24%         RNC             5.22%
GA               4.88%         2 FAM            2.22%
TX               4.58%         3 FAM            0.82%





      Occ Codes                         Grades                     Orig PP Term
      ---------                         ------                     ------------
OO              99.21%         A               77.03%         0               25.91%
INV              0.50%         A-               7.64%         6                0.24%
2H               0.29%         B                7.87%         12               4.06%
                               C                4.91%         13               0.04%
                               C-               2.00%         24              27.05%
                               D                0.54%         30               0.08%
                                                              36              42.62%


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                     1-1

        [LOGO] Countrywide(R)                                        Computational Materials for
-------------------------------------
       SECURITIES CORPORATION              Countrywide Asset-Backed Certificates, Series 2005-06
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------

                                    Group 1

                               ARM $482,719,236

                                Detailed Report

--------------------------------------------------------------------------------------------------------------
                                                    Program
--------------------------------------------------------------------------------------------------------------
                                            CURRENT              # OF              % OF            AVERAGE
DESCRIPTION                                 BALANCE              LOANS            TOTAL            BALANCE
--------------------------------------------------------------------------------------------------------------
30Y LIB6M                                     $4,326,657             26             0.90            $166,410
2/28 LIB6M                                  $107,772,106            860            22.33            $125,316
2/28 LIB6M - IO - 24                         $25,582,834            140             5.30            $182,735
2/28 LIB6M - IO - 60                          $4,435,858             25             0.92            $177,434
3/27 LIB6M                                  $265,005,511          2,122            54.90            $124,885
3/27 LIB6M - IO - 60                          $7,176,213             44             1.49            $163,096
3/27 LIB6M - IO - 36                         $68,023,934            419            14.09            $162,348
5/25 LIB6M                                      $396,122              2             0.08            $198,061
--------------------------------------------------------------------------------------------------------------
                                            $482,719,236          3,638           100.00            $132,688
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                             GROSS               REMG.                              ORIG
DESCRIPTION                                   WAC                TERM              FICO              LTV
--------------------------------------------------------------------------------------------------------------
30Y LIB6M                                    6.708               358.64             562               80.3
2/28 LIB6M                                   7.656               350.16             592               79.7
2/28 LIB6M - IO - 24                         6.954               359.16             608               83.3
2/28 LIB6M - IO - 60                         6.654               357.09             607               81.3
3/27 LIB6M                                   7.676               356.73             590               79.6
3/27 LIB6M - IO - 60                         7.014               358.46             621               86.2
3/27 LIB6M - IO - 36                         7.086               359.25             611               81.9
5/25 LIB6M                                   7.760               356.18             611               88.2
--------------------------------------------------------------------------------------------------------------
                                             7.522               355.79             595               80.3
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                                 Original Term
--------------------------------------------------------------------------------------------------------------
                                            CURRENT              # OF              % OF            AVERAGE
DESCRIPTION                                 BALANCE              LOANS            TOTAL            BALANCE
--------------------------------------------------------------------------------------------------------------
ARM 360                                     $482,719,236          3,638           100.00            $132,688
--------------------------------------------------------------------------------------------------------------
                                            $482,719,236          3,638           100.00            $132,688
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                             GROSS               REMG.                              ORIG
DESCRIPTION                                   WAC                TERM              FICO              LTV
--------------------------------------------------------------------------------------------------------------
ARM 360                                      7.522               355.79             595               80.3
--------------------------------------------------------------------------------------------------------------
                                             7.522               355.79             595               80.3
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                           Range of Current Balance
--------------------------------------------------------------------------------------------------------------
                                            CURRENT              # OF              % OF            AVERAGE
DESCRIPTION                                 BALANCE              LOANS            TOTAL            BALANCE
--------------------------------------------------------------------------------------------------------------
$0.01 - $25,000.00                              $381,254             21             0.08             $18,155
$25,000.01 - $50,000.00                       $5,510,589            136             1.14             $40,519
$50,000.01 - $75,000.00                      $29,340,590            459             6.08             $63,923
$75,000.01 - $100,000.00                     $61,033,746            692            12.64             $88,199
$100,000.01 - $150,000.00                   $161,407,231          1,302            33.44            $123,969
$150,000.01 - $200,000.00                    $84,173,614            491            17.44            $171,433
$200,000.01 - $250,000.00                    $58,050,733            260            12.03            $223,272
$250,000.01 - $300,000.00                    $42,894,424            156             8.89            $274,964
$300,000.01 - $350,000.00                    $33,981,633            105             7.04            $323,635
$350,000.01 - $400,000.00                     $4,636,808             13             0.96            $356,678
$400,000.01 - $450,000.00                       $853,048              2             0.18            $426,524
$450,000.01 - $500,000.00                       $455,567              1             0.09            $455,567
--------------------------------------------------------------------------------------------------------------
                                            $482,719,236          3,638           100.00            $132,688
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                             GROSS               REMG.                              ORIG
DESCRIPTION                                   WAC                TERM              FICO              LTV
--------------------------------------------------------------------------------------------------------------
$0.01 - $25,000.00                          10.946               292.87             605               72.3
$25,000.01 - $50,000.00                     10.007               308.72             572               74.2
$50,000.01 - $75,000.00                      8.729               345.36             594               80.9
$75,000.01 - $100,000.00                     7.925               354.04             596               82.3
$100,000.01 - $150,000.00                    7.594               356.44             600               81.4
$150,000.01 - $200,000.00                    7.308               357.83             591               78.6
$200,000.01 - $250,000.00                    7.212               358.74             587               78.7
$250,000.01 - $300,000.00                    6.909               358.94             587               79.6
$300,000.01 - $350,000.00                    6.953               358.55             598               78.9
$350,000.01 - $400,000.00                    6.690               359.31             606               82.5
$400,000.01 - $450,000.00                    6.986               359.00             593               79.1
$450,000.01 - $500,000.00                    6.250               359.00             728               80.0
--------------------------------------------------------------------------------------------------------------
                                             7.522               355.79             595               80.3
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                                     State
--------------------------------------------------------------------------------------------------------------
                                            CURRENT              # OF              % OF            AVERAGE
DESCRIPTION                                 BALANCE              LOANS            TOTAL            BALANCE
--------------------------------------------------------------------------------------------------------------
Alabama                                       $4,262,147             44             0.88             $96,867
Alaska                                          $316,851              2             0.07            $158,426


--------------------------------------------------------------------------------------------------------------
                                             GROSS               REMG.                              ORIG
DESCRIPTION                                   WAC                TERM              FICO              LTV
--------------------------------------------------------------------------------------------------------------
Alabama                                      8.164               359.05             584               87.2
Alaska                                       8.049               337.02             577               90.0



--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                     1-2

        [LOGO] Countrywide(R)                                        Computational Materials for
-------------------------------------
       SECURITIES CORPORATION              Countrywide Asset-Backed Certificates, Series 2005-06
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------

                                   (Group 1)

                             ARM     $482,719,236

                                Detailed Report


--------------------------------------------------------------------------------------------------------------
                                                     State
--------------------------------------------------------------------------------------------------------------
                                            CURRENT              # OF              % OF            AVERAGE
DESCRIPTION                                 BALANCE              LOANS            TOTAL            BALANCE
--------------------------------------------------------------------------------------------------------------
Arizona                                      $19,930,716            159             4.13            $125,350
Arkansas                                      $1,332,499             14             0.28             $95,179
California                                   $95,295,189            432            19.74            $220,591
Colorado                                     $10,300,306             73             2.13            $141,100
Connecticut                                   $6,066,861             46             1.26            $131,888
Delaware                                      $2,183,261             16             0.45            $136,454
District of Columbia                          $1,070,627              7             0.22            $152,947
Florida                                      $38,681,353            305             8.01            $126,824
Georgia                                      $23,556,379            192             4.88            $122,689
Hawaii                                        $1,298,447              8             0.27            $162,306
Idaho                                         $3,069,127             33             0.64             $93,004
Illinois                                     $23,790,631            179             4.93            $132,909
Indiana                                       $6,060,069             81             1.26             $74,816
Iowa                                          $1,645,367             18             0.34             $91,409
Kansas                                        $2,696,656             29             0.56             $92,988
Kentucky                                      $2,907,493             35             0.60             $83,071
Louisiana                                     $3,922,592             42             0.81             $93,395
Maine                                           $617,085              6             0.13            $102,847
Maryland                                     $21,357,838            118             4.42            $180,999
Massachusetts                                 $7,959,346             40             1.65            $198,984
Michigan                                     $18,872,735            196             3.91             $96,289
Minnesota                                     $7,894,788             55             1.64            $143,542
Mississippi                                   $2,991,676             32             0.62             $93,490
Missouri                                      $7,727,367             78             1.60             $99,069
Montana                                       $1,823,545             16             0.38            $113,972
Nebraska                                        $760,266              9             0.16             $84,474
Nevada                                       $15,021,392             86             3.11            $174,667
New Hampshire                                 $1,821,835             12             0.38            $151,820
New Jersey                                   $10,217,988             61             2.12            $167,508
New Mexico                                    $3,221,766             33             0.67             $97,629
New York                                     $11,473,119             56             2.38            $204,877
North Carolina                               $11,552,973            113             2.39            $102,239
North Dakota                                    $322,462              4             0.07             $80,615
Ohio                                          $8,403,027             89             1.74             $94,416
Oklahoma                                      $2,079,693             30             0.43             $69,323
Oregon                                        $7,354,091             55             1.52            $133,711
Pennsylvania                                 $12,106,898            120             2.51            $100,891
Rhode Island                                  $1,293,118              8             0.27            $161,640
South Carolina                                $4,871,849             47             1.01            $103,656
South Dakota                                    $586,207              5             0.12            $117,241
Tennessee                                    $10,565,487            115             2.19             $91,874
Texas                                        $22,094,966            244             4.58             $90,553
Utah                                          $4,508,863             39             0.93            $115,612
Vermont                                         $815,716              6             0.17            $135,953
Virginia                                     $17,346,694            110             3.59            $157,697


--------------------------------------------------------------------------------------------------------------
                                             GROSS               REMG.                              ORIG
DESCRIPTION                                   WAC                TERM              FICO              LTV
--------------------------------------------------------------------------------------------------------------
Arizona                                      7.241               357.45             606               81.5
Arkansas                                     8.589               355.27             593               89.3
California                                   6.958               357.52             587               74.1
Colorado                                     7.105               355.85             605               82.4
Connecticut                                  7.702               355.35             585               78.1
Delaware                                     7.590               357.86             580               82.0
District of Columbia                         8.073               357.22             556               67.8
Florida                                      7.546               357.91             600               81.2
Georgia                                      7.968               356.64             599               84.8
Hawaii                                       7.519               352.63             618               74.3
Idaho                                        7.724               350.43             600               84.5
Illinois                                     7.539               357.07             603               81.1
Indiana                                      8.584               345.01             584               85.9
Iowa                                         7.858               355.79             598               88.2
Kansas                                       7.833               349.61             612               85.9
Kentucky                                     8.196               348.15             600               83.4
Louisiana                                    8.104               350.57             590               85.4
Maine                                        7.700               358.82             606               82.8
Maryland                                     7.410               357.99             591               79.8
Massachusetts                                7.058               356.86             584               80.9
Michigan                                     8.204               346.32             595               81.6
Minnesota                                    7.577               357.30             596               81.6
Mississippi                                  8.610               351.94             588               85.3
Missouri                                     8.122               354.75             604               85.3
Montana                                      7.560               355.47             601               85.2
Nebraska                                     7.550               347.98             612               75.9
Nevada                                       7.112               358.85             602               78.4
New Hampshire                                7.668               358.52             582               76.0
New Jersey                                   7.594               357.96             585               75.1
New Mexico                                   8.110               345.52             599               80.5
New York                                     7.358               357.11             581               73.5
North Carolina                               7.970               352.19             590               85.1
North Dakota                                 8.766               348.64             586               77.6
Ohio                                         7.852               357.44             604               85.9
Oklahoma                                     8.247               351.45             592               84.2
Oregon                                       7.331               356.86             602               80.1
Pennsylvania                                 7.892               354.24             586               81.2
Rhode Island                                 6.861               357.12             601               76.6
South Carolina                               7.967               356.61             595               86.9
South Dakota                                 7.339               359.38             643               88.8
Tennessee                                    7.823               352.31             600               86.7
Texas                                        7.845               357.00             601               83.5
Utah                                         7.734               340.17             595               80.1
Vermont                                      6.545               359.00             621               82.8
Virginia                                     7.358               358.17             588               80.9



--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                     1-3

        [LOGO] Countrywide(R)                                        Computational Materials for
-------------------------------------
       SECURITIES CORPORATION              Countrywide Asset-Backed Certificates, Series 2005-06
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------

                                    Group 1

                             ARM      $482,719,236

                                Detailed Report


--------------------------------------------------------------------------------------------------------------
                                                     State
--------------------------------------------------------------------------------------------------------------
                                            CURRENT              # OF              % OF            AVERAGE
DESCRIPTION                                 BALANCE              LOANS            TOTAL            BALANCE
--------------------------------------------------------------------------------------------------------------
Washington                                   $13,135,416             84             2.72            $156,374
West Virginia                                 $1,563,148             13             0.32            $120,242
Wisconsin                                     $3,555,281             39             0.74             $91,161
Wyoming                                         $416,031              4             0.09            $104,008
--------------------------------------------------------------------------------------------------------------
                                            $482,719,236          3,638           100.00            $132,688
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                             GROSS               REMG.                              ORIG
DESCRIPTION                                   WAC                TERM              FICO              LTV
--------------------------------------------------------------------------------------------------------------
Washington                                   7.357               354.77             601               81.5
West Virginia                                8.098               356.26             580               81.4
Wisconsin                                    8.192               348.84             590               81.1
Wyoming                                      7.547               359.78             597               85.6
--------------------------------------------------------------------------------------------------------------
                                             7.522               355.79             595               80.3
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                             Loan-to-Value Ratios
--------------------------------------------------------------------------------------------------------------
                                            CURRENT              # OF              % OF            AVERAGE
DESCRIPTION                                 BALANCE              LOANS            TOTAL            BALANCE
--------------------------------------------------------------------------------------------------------------
<= 50.00                                     $11,152,925             98             2.31            $113,805
50.01 - 55.00                                 $6,352,113             44             1.32            $144,366
55.01 - 60.00                                 $9,469,617             71             1.96            $133,375
60.01 - 65.00                                $17,623,568            114             3.65            $154,593
65.01 - 70.00                                $29,211,050            194             6.05            $150,572
70.01 - 75.00                                $42,663,666            298             8.84            $143,167
75.01 - 80.00                               $178,903,041          1,440            37.06            $124,238
80.01 - 85.00                                $55,398,503            382            11.48            $145,022
85.01 - 90.00                                $80,194,368            554            16.61            $144,755
90.01 - 95.00                                $22,929,882            174             4.75            $131,781
95.01 - 100.00                               $28,820,502            269             5.97            $107,139
--------------------------------------------------------------------------------------------------------------
                                            $482,719,236          3,638           100.00            $132,688
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                             GROSS               REMG.                              ORIG
DESCRIPTION                                   WAC                TERM              FICO              LTV
--------------------------------------------------------------------------------------------------------------
<= 50.00                                     6.987               354.43             574               40.2
50.01 - 55.00                                7.144               352.95             583               52.3
55.01 - 60.00                                7.453               353.12             578               58.3
60.01 - 65.00                                7.487               355.39             570               63.1
65.01 - 70.00                                7.526               355.34             567               68.7
70.01 - 75.00                                7.524               351.41             580               74.0
75.01 - 80.00                                7.293               356.64             606               79.7
80.01 - 85.00                                7.666               355.51             582               84.2
85.01 - 90.00                                7.646               355.47             596               89.4
90.01 - 95.00                                8.119               358.38             599               94.5
95.01 - 100.00                               8.176               359.16             620               99.9
--------------------------------------------------------------------------------------------------------------
                                             7.522               355.79             595               80.3
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                         Range of Current Gross Coupon
--------------------------------------------------------------------------------------------------------------
                                            CURRENT              # OF              % OF            AVERAGE
DESCRIPTION                                 BALANCE              LOANS            TOTAL            BALANCE
--------------------------------------------------------------------------------------------------------------
4.001 - 4.500                                   $264,829              2             0.05            $132,414
4.501 - 5.000                                   $712,300              3             0.15            $237,433
5.001 - 5.500                                 $3,206,080             17             0.66            $188,593
5.501 - 6.000                                $25,666,779            140             5.32            $183,334
6.001 - 6.500                                $65,359,020            383            13.54            $170,650
6.501 - 7.000                               $110,109,586            704            22.81            $156,406
7.001 - 7.500                                $75,992,229            556            15.74            $136,677
7.501 - 8.000                                $72,919,866            574            15.11            $127,038
8.001 - 8.500                                $40,779,211            336             8.45            $121,367
8.501 -9.000                                 $36,863,394            332             7.64            $111,034
9.001 - 9.500                                $20,873,769            203             4.32            $102,826
9.501 - 10.000                               $13,961,316            158             2.89             $88,363
10.001 - 10.500                               $6,373,672             76             1.32             $83,864
10.501 - 11.000                               $5,516,709             87             1.14             $63,410
11.001 - 11.500                               $2,100,549             26             0.44             $80,790


--------------------------------------------------------------------------------------------------------------
                                             GROSS               REMG.                              ORIG
DESCRIPTION                                   WAC                TERM              FICO              LTV
--------------------------------------------------------------------------------------------------------------
4.001 - 4.500                                4.500               359.00             577               33.7
4.501 - 5.000                                4.883               359.11             671               76.7
5.001 - 5.500                                5.384               358.32             621               72.7
5.501 - 6.000                                5.873               358.59             611               76.8
6.001 - 6.500                                6.349               358.73             614               77.7
6.501 - 7.000                                6.819               358.73             607               78.8
7.001 - 7.500                                7.325               358.82             599               80.1
7.501 - 8.000                                7.797               358.33             591               81.7
8.001 - 8.500                                8.302               356.10             578               83.1
8.501 -9.000                                 8.795               354.63             572               83.0
9.001 - 9.500                                9.310               347.33             563               83.6
9.501 - 10.000                               9.789               336.81             561               83.7
10.001 - 10.500                             10.294               330.49             559               85.7
10.501 - 11.000                             10.772               317.59             566               81.4
11.001 - 11.500                             11.304               321.46             542               79.4


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                     1-4

        [LOGO] Countrywide(R)                                        Computational Materials for
-------------------------------------
       SECURITIES CORPORATION              Countrywide Asset-Backed Certificates, Series 2005-06
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------

                                   (Group 1)

                             ARM     $482,719,236

                                Detailed Report




--------------------------------------------------------------------------------------------------------------
                                         Range of Current Gross Coupon
--------------------------------------------------------------------------------------------------------------
                                            CURRENT              # OF              % OF            AVERAGE
DESCRIPTION                                 BALANCE              LOANS            TOTAL            BALANCE
--------------------------------------------------------------------------------------------------------------
11.501 - 12.000                                 $733,550             16             0.15             $45,847
12.001 - 12.500                                 $695,248             13             0.14             $53,481
12.501 - 13.000                                 $381,565              7             0.08             $54,509
13.001 - 13.500                                  $43,353              1             0.01             $43,353
13.501 - 14.000                                  $68,837              1             0.01             $68,837
> 14.000                                         $97,376              3             0.02             $32,459
--------------------------------------------------------------------------------------------------------------
                                            $482,719,236          3,638           100.00            $132,688
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                             GROSS               REMG.                              ORIG
DESCRIPTION                                   WAC                TERM              FICO              LTV
--------------------------------------------------------------------------------------------------------------
11.501 - 12.000                             11.767               318.55             548               77.5
12.001 - 12.500                             12.248               300.15             543               74.2
12.501 - 13.000                             12.745               289.24             519               85.6
13.001 - 13.500                             13.250               312.00             579               80.0
13.501 - 14.000                             13.750               359.00             562               85.0
> 14.000                                    14.696               307.42             546               79.5
--------------------------------------------------------------------------------------------------------------
                                             7.522               355.79             595               80.3
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                                 Property Type
--------------------------------------------------------------------------------------------------------------
                                            CURRENT              # OF              % OF            AVERAGE
DESCRIPTION                                 BALANCE              LOANS            TOTAL            BALANCE
--------------------------------------------------------------------------------------------------------------
SFR                                         $377,775,130          2,914            78.26            $129,641
PUD                                          $59,986,937            409            12.43            $146,667
CND                                          $27,800,545            215             5.76            $129,305
2 FAM                                        $10,734,361             63             2.22            $170,387
3 FAM                                         $3,945,604             18             0.82            $219,200
CNDP                                          $1,482,274             12             0.31            $123,523
4 FAM                                           $994,386              7             0.21            $142,055
--------------------------------------------------------------------------------------------------------------
                                            $482,719,236          3,638           100.00            $132,688
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                             GROSS               REMG.                              ORIG
DESCRIPTION                                   WAC                TERM              FICO              LTV
--------------------------------------------------------------------------------------------------------------
SFR                                          7.548               355.17             592               80.0
PUD                                          7.416               358.37             604               82.8
CND                                          7.465               357.68             608               81.2
2 FAM                                        7.301               357.44             604               77.4
3 FAM                                        7.264               358.85             604               68.4
CNDP                                         7.802               359.17             599               75.9
4 FAM                                        8.817               348.80             639               81.6
--------------------------------------------------------------------------------------------------------------
                                             7.522               355.79             595               80.3
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                                    Purpose
--------------------------------------------------------------------------------------------------------------
                                            CURRENT              # OF              % OF            AVERAGE
DESCRIPTION                                 BALANCE              LOANS            TOTAL            BALANCE
--------------------------------------------------------------------------------------------------------------
RCO                                         $323,536,134          2,091            67.02            $154,728
PUR                                         $133,979,411          1,346            27.76             $99,539
RNC                                          $25,203,692            201             5.22            $125,392
--------------------------------------------------------------------------------------------------------------
                                            $482,719,236          3,638           100.00            $132,688
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                             GROSS               REMG.                              ORIG
DESCRIPTION                                   WAC                TERM              FICO              LTV
--------------------------------------------------------------------------------------------------------------
RCO                                          7.399               355.96             588               78.1
PUR                                          7.838               355.78             611               85.1
RNC                                          7.427               353.65             594               82.2
--------------------------------------------------------------------------------------------------------------
                                             7.522               355.79             595               80.3
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                                   Occupancy
--------------------------------------------------------------------------------------------------------------
                                            CURRENT              # OF              % OF            AVERAGE
DESCRIPTION                                 BALANCE              LOANS            TOTAL            BALANCE
--------------------------------------------------------------------------------------------------------------
OO                                          $478,917,207          3,605            99.21            $132,848
INV                                           $2,391,372             23             0.50            $103,973
2H                                            $1,410,658             10             0.29            $141,066
--------------------------------------------------------------------------------------------------------------
                                            $482,719,236          3,638           100.00            $132,688
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                             GROSS               REMG.                              ORIG
DESCRIPTION                                   WAC                TERM              FICO              LTV
--------------------------------------------------------------------------------------------------------------
OO                                           7.519               355.79             594               80.3
INV                                          8.181               354.69             615               80.2
2H                                           7.369               359.13             608               76.8
--------------------------------------------------------------------------------------------------------------
                                             7.522               355.79             595               80.3
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                     1-5

        [LOGO] Countrywide(R)                                        Computational Materials for
-------------------------------------
       SECURITIES CORPORATION              Countrywide Asset-Backed Certificates, Series 2005-06
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------

                                    Group 1

                             ARM      $482,719,236

                                Detailed Report


--------------------------------------------------------------------------------------------------------------
                                Range of Months Remaining to Scheduled Maturity
--------------------------------------------------------------------------------------------------------------
                                            CURRENT              # OF              % OF            AVERAGE
DESCRIPTION                                 BALANCE              LOANS            TOTAL            BALANCE
--------------------------------------------------------------------------------------------------------------
181 - 300                                    $21,690,407            325             4.49             $66,740
301 - 360                                   $461,028,829          3,313            95.51            $139,158
--------------------------------------------------------------------------------------------------------------
                                            $482,719,236          3,638           100.00            $132,688
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                             GROSS               REMG.                              ORIG
DESCRIPTION                                   WAC                TERM              FICO              LTV
--------------------------------------------------------------------------------------------------------------
181 - 300                                    9.886               292.17             570               77.3
301 - 360                                    7.411               358.79             596               80.4
--------------------------------------------------------------------------------------------------------------
                                             7.522               355.79             595               80.3
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                      Collateral Grouped by Document Type
--------------------------------------------------------------------------------------------------------------
                                            CURRENT              # OF              % OF            AVERAGE
DESCRIPTION                                 BALANCE              LOANS            TOTAL            BALANCE
--------------------------------------------------------------------------------------------------------------
FULL                                        $350,959,630          2,718            72.70            $129,124
STATED INCOME                               $130,621,058            906            27.06            $144,173
SIMPLE                                        $1,138,549             14             0.24             $81,325
--------------------------------------------------------------------------------------------------------------
                                            $482,719,236          3,638           100.00            $132,688
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                             GROSS               REMG.                              ORIG
DESCRIPTION                                   WAC                TERM              FICO              LTV
--------------------------------------------------------------------------------------------------------------
FULL                                         7.485               355.60             590               81.3
STATED INCOME                                7.603               356.84             607               77.4
SIMPLE                                       9.821               295.92             531               75.3
--------------------------------------------------------------------------------------------------------------
                                             7.522               355.79             595               80.3
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                          Collateral Grouped by FICO
--------------------------------------------------------------------------------------------------------------
                                            CURRENT              # OF              % OF            AVERAGE
DESCRIPTION                                 BALANCE              LOANS            TOTAL            BALANCE
--------------------------------------------------------------------------------------------------------------
781 - 800                                       $548,632              5             0.11            $109,726
761 - 780                                     $1,162,191             11             0.24            $105,654
741 - 760                                     $2,203,953             24             0.46             $91,831
721 - 740                                     $3,599,380             27             0.75            $133,310
701 - 720                                     $3,968,754             31             0.82            $128,024
681 - 700                                     $9,182,146             73             1.90            $125,783
661 - 680                                    $19,150,069            146             3.97            $131,165
641 - 660                                    $28,821,241            232             5.97            $124,229
621 - 640                                    $68,463,131            497            14.18            $137,753
601 - 620                                    $80,986,354            588            16.78            $137,732
581 - 600                                    $80,239,626            601            16.62            $133,510
561 - 580                                    $66,708,678            520            13.82            $128,286
541 - 560                                    $47,199,832            338             9.78            $139,644
521 - 540                                    $37,382,056            273             7.74            $136,931
501 - 520                                    $28,263,013            218             5.85            $129,647
<= 500                                        $4,840,181             54             1.00             $89,633
--------------------------------------------------------------------------------------------------------------
                                            $482,719,236          3,638           100.00            $132,688
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                             GROSS               REMG.                              ORIG
DESCRIPTION                                   WAC                TERM              FICO              LTV
--------------------------------------------------------------------------------------------------------------
781 - 800                                    6.912               355.44             785               81.0
761 - 780                                    7.255               347.27             767               81.4
741 - 760                                    7.210               354.10             748               75.6
721 - 740                                    7.103               352.46             730               82.3
701 - 720                                    6.947               357.30             710               82.9
681 - 700                                    6.997               352.91             690               81.2
661 - 680                                    6.952               356.70             670               81.6
641 - 660                                    7.156               356.10             649               81.5
621 - 640                                    7.139               357.37             630               83.0
601 - 620                                    7.288               357.31             610               82.8
581 - 600                                    7.360               356.90             591               80.4
561 - 580                                    7.675               357.15             571               80.8
541 - 560                                    7.890               355.60             550               77.2
521 - 540                                    8.176               353.90             531               76.1
501 - 520                                    8.568               351.28             511               73.7
<= 500                                       9.202               318.12             487               74.8
--------------------------------------------------------------------------------------------------------------
                                             7.522               355.79             595               80.3
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                                     Grade
--------------------------------------------------------------------------------------------------------------
                                            CURRENT              # OF              % OF            AVERAGE
DESCRIPTION                                 BALANCE              LOANS            TOTAL            BALANCE
--------------------------------------------------------------------------------------------------------------
A                                           $371,861,685          2,780            77.03            $133,763
A-                                           $36,861,078            283             7.64            $130,251


--------------------------------------------------------------------------------------------------------------
                                             GROSS               REMG.                              ORIG
DESCRIPTION                                   WAC                TERM              FICO              LTV
--------------------------------------------------------------------------------------------------------------
A                                            7.372               357.27             602               81.6
A-                                           7.910               348.13             576               78.4



--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                     1-6

        [LOGO] Countrywide(R)                                        Computational Materials for
-------------------------------------
       SECURITIES CORPORATION              Countrywide Asset-Backed Certificates, Series 2005-06
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------

                                    Group 1

                             ARM      $482,719,236

                                Detailed Report


--------------------------------------------------------------------------------------------------------------
                                                     Grade
--------------------------------------------------------------------------------------------------------------
                                            CURRENT              # OF              % OF            AVERAGE
DESCRIPTION                                 BALANCE              LOANS            TOTAL            BALANCE
--------------------------------------------------------------------------------------------------------------
B                                            $37,980,110            294             7.87            $129,184
C                                            $23,722,171            192             4.91            $123,553
C-                                            $9,664,995             68             2.00            $142,132
D                                             $2,629,198             21             0.54            $125,200
--------------------------------------------------------------------------------------------------------------
                                            $482,719,236          3,638           100.00            $132,688
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                             GROSS               REMG.                              ORIG
DESCRIPTION                                   WAC                TERM              FICO              LTV
--------------------------------------------------------------------------------------------------------------
B                                            7.904               352.02             567               76.0
C                                            8.450               350.84             561               72.3
C-                                           7.701               357.36             571               74.9
D                                            8.733               347.60             554               67.1
--------------------------------------------------------------------------------------------------------------
                                             7.522               355.79             595               80.3
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                Collateral Grouped by Prepayment Penalty Months
--------------------------------------------------------------------------------------------------------------
                                            CURRENT              # OF              % OF            AVERAGE
DESCRIPTION                                 BALANCE              LOANS            TOTAL            BALANCE
--------------------------------------------------------------------------------------------------------------
0                                           $125,052,530            980            25.91            $127,605
6                                             $1,167,633             13             0.24             $89,818
12                                           $19,579,433            145             4.06            $135,031
13                                              $198,000              1             0.04            $198,000
24                                          $130,577,620            900            27.05            $145,086
30                                              $404,055              2             0.08            $202,027
36                                          $205,739,965          1,597            42.62            $128,829
--------------------------------------------------------------------------------------------------------------
                                            $482,719,236          3,638           100.00            $132,688
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                             GROSS               REMG.                              ORIG
DESCRIPTION                                   WAC                TERM              FICO              LTV
--------------------------------------------------------------------------------------------------------------
0                                            7.850               355.86             593               80.7
6                                            7.316               344.12             598               78.8
12                                           7.461               357.57             595               81.2
13                                           6.990               359.00             632               79.5
24                                           7.341               355.32             593               80.5
30                                           6.968               358.47             597               82.8
36                                           7.447               355.94             596               79.8
--------------------------------------------------------------------------------------------------------------
                                             7.522               355.79             595               80.3
--------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                           Range of Months to Roll                               (Excludes 0 Fixed Rate Mortgages)
----------------------------------------------------------------------------------------------------------------------------------
                               WA           CURRENT              # OF              % OF            AVERAGE
DESCRIPTION                   MTR           BALANCE              LOANS            TOTAL            BALANCE
--------------------------------------------------------------------------------------------------------------
0 - 6                           3            $26,648,076            357             5.52             $74,644
13 - 18                        17             $7,476,338             51             1.55            $146,595
19 - 24                        23           $116,782,588            785            24.19            $148,768
25 - 31                        30             $7,702,433             59             1.60            $130,550
32 - 37                        35           $323,713,679          2,384            67.06            $135,786
>= 38                          56               $396,122              2             0.08            $198,061
--------------------------------------------------------------------------------------------------------------
                                            $482,719,236          3,638           100.00            $132,688
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                             GROSS               REMG.                              ORIG
DESCRIPTION                                   WAC                TERM              FICO              LTV
--------------------------------------------------------------------------------------------------------------
0 - 6                                        9.387               303.54             568               77.7
13 - 18                                      6.942               353.10             600               76.3
19 - 24                                      7.251               358.77             598               81.0
25 - 31                                      6.871               354.07             610               79.9
32 - 37                                      7.495               359.12             595               80.3
>= 38                                        7.760               356.18             611               88.2
--------------------------------------------------------------------------------------------------------------
                                             7.522               355.79             595               80.3
--------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                Range of Margin                                  (Excludes 0 Fixed Rate Mortgages)
----------------------------------------------------------------------------------------------------------------------------------
                                            CURRENT              # OF              % OF            AVERAGE
DESCRIPTION                                 BALANCE              LOANS            TOTAL            BALANCE
--------------------------------------------------------------------------------------------------------------
3.001 - 4.000                                 $2,619,165             13             0.54            $201,474
4.001 - 5.000                                $11,759,576             75             2.44            $156,794
5.001 - 6.000                                $80,867,703            587            16.75            $137,764
6.001 - 7.000                               $172,915,785          1,210            35.82            $142,906
7.001 - 8.000                               $136,419,287          1,080            28.26            $126,314
8.001 - 9.000                                $58,225,428            481            12.06            $121,051


--------------------------------------------------------------------------------------------------------------
                                             GROSS               REMG.                              ORIG
DESCRIPTION                                   WAC                TERM              FICO              LTV
--------------------------------------------------------------------------------------------------------------
3.001 - 4.000                                6.933               358.88             590               79.9
4.001 - 5.000                                6.700               352.95             595               69.8
5.001 - 6.000                                6.943               352.72             595               76.7
6.001 - 7.000                                7.157               354.49             603               79.2
7.001 - 8.000                                7.752               357.70             595               82.1
8.001 - 9.000                                8.386               358.84             578               83.9


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                     1-7

        [LOGO] Countrywide(R)                                        Computational Materials for
-------------------------------------
       SECURITIES CORPORATION              Countrywide Asset-Backed Certificates, Series 2005-06
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------

                                    Group 1

                             ARM      $482,719,236

                                Detailed Report


----------------------------------------------------------------------------------------------------------------------------------
                                                Range of Margin                                  (Excludes 0 Fixed Rate Mortgages)
----------------------------------------------------------------------------------------------------------------------------------
                                            CURRENT              # OF              % OF            AVERAGE
DESCRIPTION                                 BALANCE              LOANS            TOTAL            BALANCE
--------------------------------------------------------------------------------------------------------------
9.001 - 10.000                               $17,108,557            161             3.54            $106,264
10.001 - 11.000                               $2,520,019             27             0.52             $93,334
11.001 - 12.000                                 $283,717              4             0.06             $70,929
----------------------------------------------------------------------------------------------------------------------------------
7.005                                       $482,719,236          3,638           100.00            $132,688
----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                             GROSS               REMG.                              ORIG
DESCRIPTION                                   WAC                TERM              FICO              LTV
--------------------------------------------------------------------------------------------------------------
9.001 - 10.000                               9.358               358.88             565               86.4
10.001 - 11.000                             10.355               358.91             566               90.3
11.001 - 12.000                             11.481               359.36             556               91.8
--------------------------------------------------------------------------------------------------------------
7.005                                        7.522               355.79             595               80.3
--------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                            Range of Maximum Rates                               (Excludes 0 Fixed Rate Mortgages)
----------------------------------------------------------------------------------------------------------------------------------
                                            CURRENT              # OF              % OF            AVERAGE
DESCRIPTION                                 BALANCE              LOANS            TOTAL            BALANCE
--------------------------------------------------------------------------------------------------------------
10.501 - 11.000                                 $790,219              4             0.16            $197,555
11.001 - 11.500                               $1,510,968              9             0.31            $167,885
11.501 - 12.000                               $6,229,608             41             1.29            $151,942
12.001 - 12.500                              $18,952,062            112             3.93            $169,215
12.501 - 13.000                              $45,665,900            274             9.46            $166,664
13.001 - 13.500                              $65,306,376            399            13.53            $163,675
13.501 - 14.000                             $102,655,483            665            21.27            $154,369
14.001 - 14.500                              $67,245,867            504            13.93            $133,424
14.501 - 15.000                              $62,398,296            505            12.93            $123,561
15.001 - 15.500                              $36,749,446            313             7.61            $117,410
15.501 - 16.000                              $31,731,212            297             6.57            $106,839
16.001 - 16.500                              $17,676,082            172             3.66            $102,768
16.501 - 17.000                              $11,330,712            132             2.35             $85,839
17.001 - 17.500                               $5,808,292             69             1.20             $84,178
17.501 - 18.000                               $4,531,466             75             0.94             $60,420
18.001 - 18.500                               $2,100,549             26             0.44             $80,790
18.501 - 19.000                                 $750,319             16             0.16             $46,895
19.001 - 19.500                                 $695,248             13             0.14             $53,481
> 19.500                                        $591,131             12             0.12             $49,261
--------------------------------------------------------------------------------------------------------------
14.289                                      $482,719,236          3,638           100.00            $132,688
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                             GROSS               REMG.                              ORIG
DESCRIPTION                                   WAC                TERM              FICO              LTV
--------------------------------------------------------------------------------------------------------------
10.501 - 11.000                              5.309               352.92             674               76.0
11.001 - 11.500                              5.489               357.01             642               73.0
11.501 - 12.000                              5.990               355.71             624               80.3
12.001 - 12.500                              6.295               357.03             616               78.7
12.501 - 13.000                              6.420               358.02             610               78.4
13.001 - 13.500                              6.595               358.68             607               77.3
13.501 - 14.000                              6.989               358.87             601               78.7
14.001 - 14.500                              7.443               358.69             595               80.2
14.501 - 15.000                              7.921               357.95             590               82.2
15.001 - 15.500                              8.422               354.72             581               84.1
15.501 - 16.000                              8.879               353.37             574               83.2
16.001 - 16.500                              9.356               348.16             558               83.5
16.501 - 17.000                              9.871               337.46             558               83.9
17.001 - 17.500                             10.321               330.93             561               86.0
17.501 - 18.000                             10.772               316.56             564               81.3
18.001 - 18.500                             11.304               321.46             542               79.4
18.501 - 19.000                             11.488               311.08             541               78.8
19.001 - 19.500                             12.248               300.15             543               74.2
> 19.500                                    13.220               302.03             533               84.1
--------------------------------------------------------------------------------------------------------------
14.289                                       7.522               355.79             595               80.3
--------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                          Initial Periodic Rate Cap                              (Excludes 0 Fixed Rate Mortgages)
----------------------------------------------------------------------------------------------------------------------------------
                                            CURRENT              # OF              % OF            AVERAGE
DESCRIPTION                                 BALANCE              LOANS            TOTAL            BALANCE
--------------------------------------------------------------------------------------------------------------
1.000                                         $5,874,401             38             1.22            $154,590
1.500                                       $342,099,391          2,621            70.87            $130,522
2.000                                         $1,532,023             12             0.32            $127,669
3.000                                       $133,009,439            965            27.55            $137,834
3.008                                            $58,384              1             0.01             $58,384
7.000                                           $145,600              1             0.03            $145,600
--------------------------------------------------------------------------------------------------------------
                                            $482,719,236          3,638           100.00            $132,688
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                             GROSS               REMG.                              ORIG
DESCRIPTION                                   WAC                TERM              FICO              LTV
--------------------------------------------------------------------------------------------------------------
1.000                                        7.019               356.45             564               79.4
1.500                                        7.604               355.61             593               80.2
2.000                                        7.780               351.98             625               81.1
3.000                                        7.331               356.28             600               80.5
3.008                                        7.250               358.00             748               80.0
7.000                                        8.150               359.00             576               80.0
--------------------------------------------------------------------------------------------------------------
                                             7.522               355.79             595               80.3
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                     1-8

        [LOGO] Countrywide(R)                                        Computational Materials for
-------------------------------------
       SECURITIES CORPORATION              Countrywide Asset-Backed Certificates, Series 2005-06
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------

                                    Group 1

                             ARM      $482,719,236

                                Detailed Report




----------------------------------------------------------------------------------------------------------------------------------
                                          Subsequent Periodic Rate Cap                           (Excludes 0 Fixed Rate Mortgages)
----------------------------------------------------------------------------------------------------------------------------------
                                            CURRENT              # OF              % OF            AVERAGE
DESCRIPTION                                 BALANCE              LOANS            TOTAL            BALANCE
--------------------------------------------------------------------------------------------------------------
0.125                                           $145,600              1             0.03            $145,600
1.000                                       $127,230,779            923            26.36            $137,845
1.250                                           $165,000              1             0.03            $165,000
1.500                                       $354,438,472          2,709            73.43            $130,837
2.000                                           $150,000              1             0.03            $150,000
3.000                                           $589,385              3             0.12            $196,462
--------------------------------------------------------------------------------------------------------------
                                            $482,719,236          3,638           100.00            $132,688
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                             GROSS               REMG.                              ORIG
DESCRIPTION                                   WAC                TERM              FICO              LTV
--------------------------------------------------------------------------------------------------------------
0.125                                        8.150               359.00             576               80.0
1.000                                        7.296               356.11             599               80.4
1.250                                        6.700               359.00             632               60.0
1.500                                        7.602               355.67             593               80.2
2.000                                        7.350               360.00             596               89.0
3.000                                        8.452               357.00             582               73.8
--------------------------------------------------------------------------------------------------------------
                                             7.522               355.79             595               80.3
--------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                         Range of Lifetime Rate Floor                            (Excludes 0 Fixed Rate Mortgages)
----------------------------------------------------------------------------------------------------------------------------------
                                            CURRENT              # OF              % OF            AVERAGE
DESCRIPTION                                 BALANCE              LOANS            TOTAL            BALANCE
--------------------------------------------------------------------------------------------------------------
4.001 - 5.000                                 $1,192,348              7             0.25            $170,335
5.001 - 6.000                                $29,686,283            165             6.15            $179,917
6.001 - 7.000                               $176,898,190          1,096            36.65            $161,403
7.001 - 8.000                               $148,407,366          1,132            30.74            $131,102
8.001 - 9.000                                $77,879,606            671            16.13            $116,065
9.001 - 10.000                               $33,088,149            343             6.85             $96,467
> 10.000                                     $15,567,294            224             3.22             $69,497
--------------------------------------------------------------------------------------------------------------
                                            $482,719,236          3,638           100.00            $132,688
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                             GROSS               REMG.                              ORIG
DESCRIPTION                                   WAC                TERM              FICO              LTV
--------------------------------------------------------------------------------------------------------------
4.001 - 5.000                                5.079               354.97             646               68.3
5.001 - 6.000                                5.850               358.31             612               76.5
6.001 - 7.000                                6.661               358.58             609               78.4
7.001 - 8.000                                7.566               358.28             595               80.8
8.001 - 9.000                                8.558               354.86             575               83.1
9.001 - 10.000                               9.508               345.36             559               83.9
> 10.000                                    10.864               322.50             557               82.7
--------------------------------------------------------------------------------------------------------------
                                             7.522               355.79             595               80.3
--------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                         Next Interest Adjustment Date                           (Excludes 0 Fixed Rate Mortgages)
----------------------------------------------------------------------------------------------------------------------------------
                                            CURRENT              # OF              % OF            AVERAGE
DESCRIPTION                                 BALANCE              LOANS            TOTAL            BALANCE
--------------------------------------------------------------------------------------------------------------
07/05                                         $5,629,243             83             1.17             $67,822
08/05                                         $6,789,529            105             1.41             $64,662
09/05                                         $5,116,335             75             1.06             $68,218
10/05                                         $1,123,085             12             0.23             $93,590
11/05                                         $3,476,259             28             0.72            $124,152
12/05                                         $4,513,625             54             0.94             $83,586
09/06                                           $292,549              3             0.06             $97,516
10/06                                         $1,720,030             12             0.36            $143,336
11/06                                         $2,429,572             17             0.50            $142,916
12/06                                         $3,034,188             19             0.63            $159,694


--------------------------------------------------------------------------------------------------------------
                                             GROSS               REMG.                              ORIG
DESCRIPTION                                   WAC                TERM              FICO              LTV
--------------------------------------------------------------------------------------------------------------
07/05                                        9.793               292.82             566               78.2
08/05                                        9.913               291.41             568               77.0
09/05                                        9.896               295.12             572               76.0
10/05                                        9.095               315.05             553               83.8
11/05                                        7.781               339.26             579               78.6
12/05                                        8.823               314.29             561               78.0
09/06                                        7.286               351.00             607               77.0
10/06                                        7.142               352.00             576               76.6
11/06                                        6.884               353.00             609               78.8
12/06                                        6.843               354.00             606               74.0


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                     1-9

        [LOGO] Countrywide(R)                                        Computational Materials for
-------------------------------------
       SECURITIES CORPORATION              Countrywide Asset-Backed Certificates, Series 2005-06
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------

                                    Group 1

                             ARM      $482,719,236

                                Detailed Report




----------------------------------------------------------------------------------------------------------------------------------
                                         Next Interest Adjustment Date                           (Excludes 0 Fixed Rate Mortgages)
----------------------------------------------------------------------------------------------------------------------------------
                                            CURRENT              # OF              % OF            AVERAGE
DESCRIPTION                                 BALANCE              LOANS            TOTAL            BALANCE
--------------------------------------------------------------------------------------------------------------
01/07                                         $5,349,699             35             1.11            $152,849
02/07                                         $1,869,153             12             0.39            $155,763
03/07                                         $6,502,284             51             1.35            $127,496
04/07                                        $22,257,514            166             4.61            $134,081
05/07                                        $47,622,801            308             9.87            $154,619
06/07                                        $33,181,136            213             6.87            $155,780
08/07                                            $97,704              1             0.02             $97,704
10/07                                           $945,683              7             0.20            $135,098
11/07                                         $1,288,425             11             0.27            $117,130
12/07                                         $1,253,711             10             0.26            $125,371
01/08                                         $4,116,911             30             0.85            $137,230
02/08                                         $2,565,981             17             0.53            $150,940
03/08                                         $5,865,379             42             1.22            $139,652
04/08                                        $39,419,433            289             8.17            $136,399
05/08                                       $178,883,556          1,325            37.06            $135,006
06/08                                        $96,979,331            711            20.09            $136,398
02/10                                           $323,075              1             0.07            $323,075
03/10                                            $73,047              1             0.02             $73,047
--------------------------------------------------------------------------------------------------------------
                                            $482,719,236          3,638           100.00            $132,688
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                             GROSS               REMG.                              ORIG
DESCRIPTION                                   WAC                TERM              FICO              LTV
--------------------------------------------------------------------------------------------------------------
01/07                                        7.088               355.00             577               82.3
02/07                                        7.165               356.00             619               82.6
03/07                                        7.498               357.09             598               79.8
04/07                                        7.068               358.07             602               78.5
05/07                                        7.263               359.00             594               80.4
06/07                                        7.339               360.00             605               83.6
08/07                                        7.890               350.00             635               80.0
10/07                                        6.803               352.00             609               73.0
11/07                                        6.777               353.00             592               76.6
12/07                                        6.634               354.00             652               81.1
01/08                                        6.964               355.00             603               82.2
02/08                                        7.055               356.00             607               84.0
03/08                                        7.468               357.06             595               77.9
04/08                                        7.548               358.04             597               77.3
05/08                                        7.502               359.00             596               80.3
06/08                                        7.475               360.00             592               81.4
02/10                                        7.740               356.00             610               90.0
03/10                                        7.850               357.00             613               80.0
--------------------------------------------------------------------------------------------------------------
                                             7.522               355.79             595               80.3
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                     1-10

[Logo Omitted]Countrywide(R)                       Computational Materials for
    Securities Corporation              Countrywide Asset-Backed Certificates,
A Countrywide Capital Markets Company                           Series 2005-06
------------------------------------------------------------------------------

                                   Group 2

                            ARM     $617,225,287

                               Detailed Report

Summary of Loans in Statistical                                   Range
Calculation Pool (As of Calculation Date)                         -----
Total Number of Loans                              3,008
Total Outstanding Balance                    $617,225,287
Average Loan Balance                             $205,195    $13,504 to $979,177
WA Mortgage Rate                                   7.536%     4.450% to 15.250%
Net WAC                                            7.027%     3.941% to 14.741%
ARM Characteristics
     WA Gross Margin                               6.928%     0.750% to 11.000%
     WA Months to First Roll                           29          1 to 56
     WA First Periodic Cap                         1.822%     0.125% to 6.000%
     WA Subsequent Periodic Cap                    1.391%     1.000% to 3.000%
     WA Lifetime Cap                              14.323%    10.400% to 22.250%
     WA Lifetime Floor                             7.498%     4.400% to 15.250%
WA Original Term (months)                             360        360 to 360
WA Remaining Term (months)                            353        271 to 360
WA LTV                                             82.65%     22.22% to 100.00%
   Percentage of Pool with CLTV > 100%             0.00%

WA FICO                                              611

Secured by (% of pool)       1st Liens           100.00%
                             2nd Liens             0.00%
Prepayment Penalty at Loan Orig (% of all         71.74%
loans)


------------------------------------------------------------------------------
   Top 5 States:         Top 5 Prop:         Doc Types:        Purpose Codes
   ------------          -----------         ----------        -------------

CA         28.87%    SFR        72.25%   FULL       63.91%    PUR       56.00%
FL          9.18%    PUD        17.73%   STATED     35.87%    RCO       40.52%
NY          4.16%    CND         5.49%   SIMPLE      0.22%    RNC        3.48%
TX          3.81%    2 FAM       2.77%
NV          3.62%    MNF         0.74%




------------------------------------------------------------------------------


------------------------------------------------------------------------------
     Occ Codes             Grades           Orig PP Term
     ---------             ------           ------------

OO         99.22%    A          80.87%     0       28.26%
INV         0.46%    A-          7.42%     6        0.14%
2H          0.32%    B           6.38%     12       3.94%
                     C           3.50%     14       0.06%
                     C-          1.54%     24      30.71%
                     D           0.29%     30       0.18%
                                           36      34.07%
                                           42       0.03%
                                           48       0.01%
                                           60       2.60%

------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                     2-1

[Logo Omitted]Countrywide(R)                       Computational Materials for
    Securities Corporation              Countrywide Asset-Backed Certificates,
A Countrywide Capital Markets Company                           Series 2005-06
------------------------------------------------------------------------------

                                   Group 2

                               ARM $617,225,287

                               Detailed Report


-----------------------------------------------------------------------------------------------------------------------------------
                                    Program
-----------------------------------------------------------------------------------------------------------------------------------
                              CURRENT     # OF     % OF     AVERAGE   GROSS   REMG            ORIG
DESCRIPTION                   BALANCE     LOANS    TOTAL    BALANCE    WAC    TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
30Y  LIB6M                     $6,625,961     29     1.07   $228,481   7.317  352.10    569    83.3
2/28 LIB6M                   $154,841,297    968    25.09   $159,960   7.950  341.29    600    81.1
2/28 LIB6M - IO - 24          $53,717,277    179     8.70   $300,097   6.969  359.23    621    85.6
2/28 LIB6M - IO - 60           $6,072,300     24     0.98   $253,013   7.026  358.08    620    82.8
3/27 LIB6M                   $264,654,823  1,317    42.88   $200,953   7.632  356.23    608    81.6
3/27 LIB6M - IO - 60           $9,273,163     36     1.50   $257,588   6.784  357.55    637    84.6
3/27 LIB6M - IO - 36         $121,877,093    454    19.75   $268,452   7.148  359.14    626    85.4
5/25 LIB6M                       $163,373      1     0.03   $163,373   6.250  356.00    631    80.0
-----------------------------------------------------------------------------------------------------------------------------------
                             $617,225,287  3,008   100.00   $205,195   7.536  353.31    611    82.7
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                 Original Term
-----------------------------------------------------------------------------------------------------------------------------------
                              CURRENT     # OF     % OF     AVERAGE   GROSS   REMG            ORIG
DESCRIPTION                   BALANCE     LOANS    TOTAL    BALANCE    WAC    TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
ARM 360                      $617,225,287  3,008   100.00   $205,195   7.536  353.31    611    82.7
-----------------------------------------------------------------------------------------------------------------------------------
                             $617,225,287  3,008   100.00   $205,195   7.536  353.31    611    82.7
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                           Range of Current Balance
-----------------------------------------------------------------------------------------------------------------------------------
DESCRIPTION                   CURRENT     # OF     % OF    AVERAGE    GROSS   REMG    FICO    ORIG
                              BALANCE     LOANS   TOTAL    BALANCE     WAC    TERM            LTV
-----------------------------------------------------------------------------------------------------------------------------------
$0.01 - $25,000.00               $572,435     28    0.09     $20,444  10.709 295.73     590    63.8
$25,000.01 - $50,000.00        $4,742,374    120    0.77     $39,520  10.446 297.38     566    74.2
$50,000.01 - $75,000.00       $13,819,708    221    2.24     $62,533  9.774  306.33     572    77.8
$75,000.01 - $100,000.00      $19,113,959    215    3.10     $88,902  8.644  328.00     579    79.0
$100,000.01 - $150,000.00     $53,068,810    421    8.60    $126,054  8.150  346.25     591    81.4
$150,000.01 - $200,000.00    $117,618,033    672   19.06    $175,027  7.586  355.70     612    84.2
$200,000.01 - $250,000.00     $98,563,432    440   15.97    $224,008  7.418  356.36     615    83.4
$250,000.01 - $300,000.00     $84,687,967    310   13.72    $273,187  7.359  357.78     614    83.1
$300,000.01 - $350,000.00     $70,444,097    218   11.41    $323,138  7.176  356.24     616    82.4
$350,000.01 - $400,000.00     $72,054,469    191   11.67    $377,249  7.236  358.24     611    83.5
$400,000.01 - $450,000.00     $30,586,098     72    4.96    $424,807  7.183  358.00     619    82.8
$450,000.01 - $500,000.00     $29,785,615     63    4.83    $472,788  7.053  356.60     622    82.9
$500,000.01 - $550,000.00      $6,379,546     12    1.03    $531,629  6.964  359.09     645    81.7
$550,000.01 - $600,000.00      $8,041,869     14    1.30    $574,419  7.576  359.14     633    86.6
$600,000.01 - $650,000.00      $1,874,325      3    0.30    $624,775  7.410  337.89     626    80.8
$650,000.01 - $700,000.00      $3,340,426      5    0.54    $668,085  6.531  358.99     640    81.5
$750,000.01 - $800,000.00      $1,552,947      2    0.25    $776,473  7.702  329.42     616    53.8
> $900,000.00                    $979,177      1    0.16    $979,177  6.880  359.00     663    25.1
-----------------------------------------------------------------------------------------------------------------------------------
                             $617,225,287  3,008  100.00    $205,195  7.536  353.31     611    82.7
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                     2-2

[Logo Omitted]Countrywide(R)                       Computational Materials for
    Securities Corporation              Countrywide Asset-Backed Certificates,
A Countrywide Capital Markets Company                           Series 2005-06
------------------------------------------------------------------------------

                                   Group 2

                               ARM $617,225,287

                               Detailed Report

-----------------------------------------------------------------------------------------------------------------------------------
                                     State
-----------------------------------------------------------------------------------------------------------------------------------
                              CURRENT     # OF     % OF     AVERAGE   GROSS   REMG            ORIG
DESCRIPTION                   BALANCE     LOANS    TOTAL    BALANCE    WAC    TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
Alabama                        $4,735,975     35     0.77   $135,314   7.638  358.43    604    86.7
Alaska                           $536,580      3     0.09   $178,860   8.004  344.78    607    94.3
Arizona                       $19,317,291    107     3.13   $180,535   7.466  352.80    612    82.3
Arkansas                       $2,454,899     16     0.40   $153,431   9.119  330.58    605    86.8
California                   $178,170,760    570    28.87   $312,580   6.975  356.88    620    80.7
Colorado                      $13,340,319     60     2.16   $222,339   7.211  355.82    622    85.5
Connecticut                    $9,220,073     39     1.49   $236,412   7.512  354.07    604    80.9
Delaware                       $1,599,317      8     0.26   $199,915   7.171  357.75    590    82.5
District of Columbia           $2,614,515      8     0.42   $326,814   7.569  348.53    604    83.0
Florida                       $56,684,340    287     9.18   $197,506   7.540  356.83    615    83.7
Georgia                       $14,464,335     74     2.34   $195,464   8.093  353.50    608    88.3
Hawaii                         $2,187,891      6     0.35   $364,649   6.768  359.16    693    84.9
Idaho                          $2,921,635     21     0.47   $139,125   7.894  349.89    611    81.6
Illinois                      $20,091,502    107     3.26   $187,771   7.742  352.94    620    82.9
Indiana                        $5,222,644     44     0.85   $118,696   8.150  347.91    591    86.0
Iowa                           $1,190,813     10     0.19   $119,081   7.770  351.44    605    82.6
Kansas                         $3,333,234     18     0.54   $185,180   8.326  356.53    583    90.1
Kentucky                       $3,447,808     26     0.56   $132,608   7.718  346.19    600    85.8
Louisiana                      $4,081,479     30     0.66   $136,049   8.470  339.19    578    85.9
Maine                          $1,727,892      8     0.28   $215,987   7.662  351.08    586    82.5
Maryland                      $13,191,846     50     2.14   $263,837   7.318  358.79    609    84.4
Massachusetts                 $11,652,408     41     1.89   $284,205   8.034  353.09    608    80.5
Michigan                      $13,302,531     92     2.16   $144,593   8.595  342.43    591    84.6
Minnesota                      $8,750,524     42     1.42   $208,346   7.467  357.19    634    84.7
Mississippi                    $2,471,967     19     0.40   $130,104   8.382  344.36    582    86.4
Missouri                       $7,156,043     54     1.16   $132,519   8.460  347.75    612    85.3
Montana                          $773,833      5     0.13   $154,767   8.043  349.09    640    91.2
Nebraska                          $71,755      1     0.01    $71,755  10.250  299.00    617    79.1
Nevada                        $22,321,557     94     3.62   $237,463   7.178  357.29    624    81.1
New Hampshire                  $3,094,798     17     0.50   $182,047   7.756  354.21    607    83.5
New Jersey                    $21,776,901     89     3.53   $244,684   7.959  357.10    601    80.4
New Mexico                     $2,686,847     17     0.44   $158,050   8.402  340.11    599    82.3
New York                      $25,688,907     93     4.16   $276,225   7.232  356.79    610    79.0
North Carolina                $13,982,862    107     2.27   $130,681   8.182  344.39    595    85.2
North Dakota                     $832,748      6     0.13   $138,791   8.197  359.65    616    84.2
Ohio                          $13,136,147    124     2.13   $105,937   8.492  333.16    586    82.0
Oklahoma                       $1,959,470     25     0.32    $78,379   8.529  332.46    600    81.7
Oregon                         $8,390,727     53     1.36   $158,316   7.677  345.02    610    82.9
Pennsylvania                   $9,681,805     65     1.57   $148,951   8.076  347.05    591    84.3
Rhode Island                     $703,376      4     0.11   $175,844   7.399  359.27    609    79.8
South Carolina                 $5,799,474     38     0.94   $152,618   8.381  352.44    582    85.2
Tennessee                      $9,218,781     70     1.49   $131,697   7.869  341.27    602    87.0
Texas                         $23,522,352    177     3.81   $132,895   7.986  349.07    600    84.5
Utah                           $5,281,232     29     0.86   $182,111   7.583  348.71    617    84.6
Vermont                          $405,684      2     0.07   $202,842   7.270  359.00    570    70.3



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                     2-3

[Logo Omitted]Countrywide(R)                       Computational Materials for
    Securities Corporation              Countrywide Asset-Backed Certificates,
A Countrywide Capital Markets Company                           Series 2005-06
------------------------------------------------------------------------------

                                   Group 2

                               ARM $617,225,287

                               Detailed Report

-----------------------------------------------------------------------------------------------------------------------------------
                                     State
-----------------------------------------------------------------------------------------------------------------------------------
                              CURRENT     # OF     % OF     AVERAGE   GROSS   REMG            ORIG
DESCRIPTION                   BALANCE     LOANS    TOTAL    BALANCE    WAC    TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
Virginia                      $19,812,517     81     3.21   $244,599   7.477  356.43    597    83.2
Washington                    $18,366,772     95     2.98   $193,334   7.680  349.66    604    84.7
West Virginia                  $1,197,044     10     0.19   $119,704   8.912  350.87    566    89.0
Wisconsin                      $3,941,073     27     0.64   $145,966   8.918  342.45    596    80.3
Wyoming                          $710,006      4     0.12   $177,502   6.858  359.28    644    72.3
-----------------------------------------------------------------------------------------------------------------------------------
                             $617,225,287  3,008   100.00   $205,195   7.536  353.31    611    82.7
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                             Loan-to-Value Ratios
-----------------------------------------------------------------------------------------------------------------------------------
                              CURRENT     # OF     % OF     AVERAGE   GROSS   REMG            ORIG
DESCRIPTION                   BALANCE     LOANS    TOTAL    BALANCE    WAC    TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
<= 50.00                       $7,891,274     48     1.28   $164,402   7.191  350.61    606    40.0
50.01 - 55.00                  $5,103,809     33     0.83   $154,661   7.581  341.84    557    52.2
55.01 - 60.00                  $7,686,785     46     1.25   $167,104   7.783  348.51    577    58.4
60.01 - 65.00                  $9,867,759     62     1.60   $159,157   7.780  347.04    579    63.4
65.01 - 70.00                 $27,229,652    163     4.41   $167,053   7.830  342.69    587    68.4
70.01 - 75.00                 $38,796,729    231     6.29   $167,951   7.821  343.21    583    74.2
75.01 - 80.00                $261,086,957  1,235    42.30   $211,406   7.196  354.93    624    79.8
80.01 - 85.00                 $57,820,345    288     9.37   $200,765   7.919  350.21    583    84.1
85.01 - 90.00                $102,329,056    448    16.58   $228,413   7.707  354.54    601    89.7
90.01 - 95.00                 $34,837,779    164     5.64   $212,425   8.213  357.48    607    94.6
95.01 - 100.00                $64,575,142    290    10.46   $222,673   7.611  358.62    640    99.9
-----------------------------------------------------------------------------------------------------------------------------------
                             $617,225,287  3,008   100.00   $205,195   7.536  353.31    611    82.7
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                         Range of Current Gross Coupon
-----------------------------------------------------------------------------------------------------------------------------------
                              CURRENT     # OF     % OF     AVERAGE   GROSS   REMG            ORIG
DESCRIPTION                   BALANCE     LOANS    TOTAL    BALANCE    WAC    TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
4.001 - 4.500                    $255,660      1     0.04   $255,660   4.450  359.00    672    78.8
4.501 - 5.000                  $1,455,787      5     0.24   $291,157   4.923  358.22    682    81.6
5.001 - 5.500                  $5,399,586     20     0.87   $269,979   5.379  358.48    645    80.6
5.501 - 6.000                 $44,757,732    161     7.25   $277,998   5.879  358.60    638    79.8
6.001 - 6.500                 $82,588,480    329    13.38   $251,029   6.334  358.94    639    80.7
6.501 - 7.000                $132,925,788    532    21.54   $249,861   6.811  358.99    628    81.3
7.001 - 7.500                 $93,452,613    408    15.14   $229,051   7.309  358.59    610    83.8
7.501 - 8.000                 $85,773,413    404    13.90   $212,310   7.802  357.55    602    85.0
8.001 - 8.500                 $48,207,947    242     7.81   $199,206   8.304  352.92    597    84.7
8.501 - 9.000                 $43,492,192    242     7.05   $179,720   8.799  347.90    587    84.8
9.001 - 9.500                 $29,273,732    188     4.74   $155,711   9.308  338.99    569    82.9
9.501 - 10.000                $22,195,941    171     3.60   $129,801   9.780  330.02    562    83.4
10.001 - 10.500               $12,529,604    120     2.03   $104,413  10.313  312.34    560    80.1
10.501 - 11.000                $8,238,184     90     1.33    $91,535  10.786  308.87    568    81.4



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                     2-4

[Logo Omitted]Countrywide(R)                       Computational Materials for
    Securities Corporation              Countrywide Asset-Backed Certificates,
A Countrywide Capital Markets Company                           Series 2005-06
------------------------------------------------------------------------------

                                   Group 2

                               ARM $617,225,287

                               Detailed Report

-----------------------------------------------------------------------------------------------------------------------------------
                         Range of Current Gross Coupon
-----------------------------------------------------------------------------------------------------------------------------------
                              CURRENT     # OF     % OF     AVERAGE   GROSS   REMG            ORIG
DESCRIPTION                   BALANCE     LOANS    TOTAL    BALANCE    WAC    TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
11.001 - 11.500                $2,936,313     38     0.48    $77,271  11.288  313.07    550    83.8
11.501 - 12.000                $1,378,897     21     0.22    $65,662  11.808  303.62    536    79.8
12.001 - 12.500                $1,296,573     14     0.21    $92,612  12.343  323.32    555    82.2
12.501 - 13.000                  $560,246     10     0.09    $56,025  12.844  299.63    570    76.4
13.001 - 13.500                  $228,913      5     0.04    $45,783  13.186  305.17    549    80.0
13.501 - 14.000                  $145,051      3     0.02    $48,350  13.824  292.10    557    81.9
> 14.000                         $132,637      4     0.02    $33,159  14.766  302.29    558    82.6
-----------------------------------------------------------------------------------------------------------------------------------
                             $617,225,287  3,008   100.00   $205,195   7.536  353.31    611    82.7
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                 Property Type
-----------------------------------------------------------------------------------------------------------------------------------
                              CURRENT     # OF     % OF     AVERAGE   GROSS   REMG            ORIG
DESCRIPTION                   BALANCE     LOANS    TOTAL    BALANCE    WAC    TERM    FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
SFR                          $445,965,770  2,222    72.25   $200,705   7.524  352.73    609    82.4
PUD                          $109,443,000    478    17.73   $228,960   7.492  355.75    613    84.6
CND                           $33,914,695    154     5.49   $220,225   7.431  356.80    622    83.8
2 FAM                         $17,098,502     67     2.77   $255,202   7.815  355.53    630    80.6
MNF                            $4,538,183     59     0.74    $76,918   9.142  313.93    575    75.0
CNDP                           $2,561,928     13     0.42   $197,071   7.865  358.25    600    81.3
4 FAM                          $2,117,443      6     0.34   $352,907   7.668  354.71    598    64.5
3 FAM                          $1,585,766      9     0.26   $176,196   7.988  351.98    617    76.2
-----------------------------------------------------------------------------------------------------------------------------------
                             $617,225,287  3,008   100.00   $205,195   7.536  353.31    611    82.7
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                    Purpose
-----------------------------------------------------------------------------------------------------------------------------------
                              CURRENT     # OF     % OF     AVERAGE   GROSS   REMG            ORIG
DESCRIPTION                   BALANCE     LOANS    TOTAL    BALANCE    WAC    TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
PUR                          $345,637,238  1,644    56.00   $210,242   7.486  355.57    626    85.3
RCO                          $250,106,633  1,225    40.52   $204,169   7.573  351.28    590    79.0
RNC                           $21,481,417    139     3.48   $154,543   7.914  340.69    596    82.4
-----------------------------------------------------------------------------------------------------------------------------------
                             $617,225,287  3,008   100.00   $205,195   7.536  353.31    611    82.7
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                   Occupancy
-----------------------------------------------------------------------------------------------------------------------------------
                              CURRENT     # OF     % OF     AVERAGE   GROSS   REMG            ORIG
DESCRIPTION                   BALANCE     LOANS    TOTAL    BALANCE    WAC    TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
OO                           $612,424,419  2,981    99.22   $205,443   7.529  353.30    611    82.7
INV                            $2,810,388     17     0.46   $165,317   8.890  351.56    613    77.9
2H                             $1,990,481     10     0.32   $199,048   7.828  358.68    628    79.5
-----------------------------------------------------------------------------------------------------------------------------------
                             $617,225,287  3,008   100.00   $205,195   7.536  353.31    611    82.7
-----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                     2-5

[Logo Omitted]Countrywide(R)                       Computational Materials for
    Securities Corporation              Countrywide Asset-Backed Certificates,
A Countrywide Capital Markets Company                           Series 2005-06
------------------------------------------------------------------------------

                                   Group 2

                               ARM $617,225,287

                               Detailed Report

-----------------------------------------------------------------------------------------------------------------------------------
                Range of Months Remaining to Scheduled Maturity
-----------------------------------------------------------------------------------------------------------------------------------
                              CURRENT     # OF     % OF     AVERAGE   GROSS   REMG            ORIG
DESCRIPTION                   BALANCE     LOANS    TOTAL    BALANCE    WAC    TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
181 - 300                     $51,125,118    578     8.28    $88,452   9.832  294.79    569    77.2
301 - 360                    $566,100,169  2,430    91.72   $232,963   7.329  358.60    614    83.1
-----------------------------------------------------------------------------------------------------------------------------------
                             $617,225,287  3,008   100.00   $205,195   7.536  353.31    611    82.7
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                      Collateral Grouped by Document Type
-----------------------------------------------------------------------------------------------------------------------------------
                              CURRENT     # OF     % OF     AVERAGE   GROSS   REMG            ORIG
DESCRIPTION                   BALANCE     LOANS    TOTAL    BALANCE    WAC    TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
FULL                         $394,490,981  2,023    63.91   $195,003   7.509  352.24    603    84.1
STATED INCOME                $221,374,069    971    35.87   $227,986   7.570  355.59    625    80.1
SIMPLE                         $1,360,237     14     0.22    $97,160   9.853  293.08    545    76.6
-----------------------------------------------------------------------------------------------------------------------------------
                             $617,225,287  3,008   100.00   $205,195   7.536  353.31    611    82.7
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                          Collateral Grouped by FICO
-----------------------------------------------------------------------------------------------------------------------------------
                              CURRENT     # OF     % OF     AVERAGE   GROSS   REMG            ORIG
DESCRIPTION                   BALANCE     LOANS    TOTAL    BALANCE    WAC    TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
801 - 820                        $826,000      2     0.13   $413,000   6.191  359.53    805    84.7
781 - 800                      $1,648,216      7     0.27   $235,459   7.308  348.26    790    78.2
761 - 780                      $1,921,783     11     0.31   $174,708   6.914  349.88    769    79.7
741 - 760                      $3,910,107     16     0.63   $244,382   6.582  358.89    750    87.9
721 - 740                     $10,102,623     46     1.64   $219,622   7.039  353.68    729    85.1
701 - 720                     $22,203,425     89     3.60   $249,477   6.695  354.67    709    84.8
681 - 700                     $26,687,952    113     4.32   $236,177   6.760  357.31    689    83.9
661 - 680                     $40,907,210    180     6.63   $227,262   6.975  356.96    670    81.0
641 - 660                     $49,133,299    236     7.96   $208,192   7.244  354.47    650    83.0
621 - 640                     $96,801,533    423    15.68   $228,845   7.295  355.66    630    84.9
601 - 620                    $102,958,037    465    16.68   $221,415   7.337  355.78    611    84.5
581 - 600                     $90,011,219    415    14.58   $216,895   7.480  356.84    590    83.4
561 - 580                     $59,932,327    313     9.71   $191,477   7.798  353.59    571    81.1
541 - 560                     $43,593,114    240     7.06   $181,638   8.260  351.20    551    80.3
521 - 540                     $35,457,196    206     5.74   $172,122   8.585  345.98    530    77.7
501 - 520                     $20,594,949    137     3.34   $150,328   8.942  337.53    511    76.1
<= 500                        $10,536,295    109     1.71    $96,663   9.778  305.95    481    80.1
-----------------------------------------------------------------------------------------------------------------------------------
                             $617,225,287  3,008   100.00   $205,195   7.536  353.31    611    82.7
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                     Grade
-----------------------------------------------------------------------------------------------------------------------------------
                              CURRENT     # OF     % OF     AVERAGE   GROSS   REMG            ORIG
DESCRIPTION                   BALANCE     LOANS    TOTAL    BALANCE    WAC    TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
A                            $499,126,868  2,269    80.87   $219,977   7.348  356.48    619    83.7



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                     2-6

[Logo Omitted]Countrywide(R)                       Computational Materials for
    Securities Corporation              Countrywide Asset-Backed Certificates,
A Countrywide Capital Markets Company                           Series 2005-06
------------------------------------------------------------------------------

                                   Group 2

                               ARM $617,225,287

                               Detailed Report

-----------------------------------------------------------------------------------------------------------------------------------
                                     Grade
-----------------------------------------------------------------------------------------------------------------------------------
                              CURRENT     # OF     % OF     AVERAGE   GROSS   REMG            ORIG
DESCRIPTION                   BALANCE     LOANS    TOTAL    BALANCE    WAC    TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
A-                            $45,799,228    275     7.42   $166,543   8.150  336.43    579    81.0
B                             $39,351,653    247     6.38   $159,318   8.326  341.91    574    79.1
C                             $21,630,228    148     3.50   $146,150   8.777  339.39    564    75.0
C-                             $9,521,792     55     1.54   $173,123   8.091  348.06    599    73.4
D                              $1,795,519     14     0.29   $128,251   9.045  348.46    563    66.2
-----------------------------------------------------------------------------------------------------------------------------------
                             $617,225,287  3,008   100.00   $205,195   7.536  353.31    611    82.7
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                Collateral Grouped by Prepayment Penalty Months
-----------------------------------------------------------------------------------------------------------------------------------
                              CURRENT     # OF     % OF     AVERAGE   GROSS   REMG            ORIG
DESCRIPTION                   BALANCE     LOANS    TOTAL    BALANCE    WAC    TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
0                            $174,411,712    858    28.26   $203,277   7.974  353.72    610    83.0
6                                $839,708      7     0.14   $119,958   7.161  349.42    613    83.4
12                            $24,339,207    106     3.94   $229,615   7.376  358.55    618    82.5
14                               $390,000      1     0.06   $390,000   5.990  358.00    636    75.0
24                           $189,539,298    859    30.71   $220,651   7.343  353.20    609    83.2
30                             $1,115,758      4     0.18   $278,940   7.558  358.19    613    80.1
36                           $210,308,576    999    34.07   $210,519   7.289  355.43    614    82.3
42                               $161,214      1     0.03   $161,214   5.990  357.00    575    56.0
48                                $78,676      1     0.01    $78,676   7.990  354.00    641    88.8
60                            $16,041,138    172     2.60    $93,262   8.607  314.14    578    77.5
-----------------------------------------------------------------------------------------------------------------------------------
                             $617,225,287  3,008   100.00   $205,195   7.536  353.31    611    82.7
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                            Range of Months to Roll                                               (Excludes 0 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                              CURRENT     # OF     % OF     AVERAGE   GROSS   REMG            ORIG
DESCRIPTION                   BALANCE     LOANS    TOTAL    BALANCE    WAC    TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
0 - 6                  4      $61,372,455    622     9.94    $98,670   9.530  302.22    568    78.1
13 - 18               17       $6,933,530     40     1.12   $173,338   6.938  353.07    606    80.1
19 - 24               23     $164,728,703    668    26.69   $246,600   7.157  358.95    616    83.6
25 - 31               30       $4,851,195     25     0.79   $194,048   6.353  354.13    632    84.0
32 - 37               35     $379,176,031  1,652    61.43   $229,525   7.405  359.12    615    83.0
>= 38                 56         $163,373      1     0.03   $163,373   6.250  356.00    631    80.0
-----------------------------------------------------------------------------------------------------------------------------------
                             $617,225,287  3,008   100.00   $205,195   7.536  353.31    611    82.7
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                Range of Margin                                                   (Excludes 0 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                              CURRENT     # OF     % OF     AVERAGE   GROSS   REMG            ORIG
DESCRIPTION                   BALANCE     LOANS    TOTAL    BALANCE    WAC    TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
<= 1.000                          $61,570      1     0.01    $61,570   9.500  359.00    658    80.0
2.001 - 3.000                    $692,656      2     0.11   $346,328   7.139  346.50    662    80.0



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                     2-7

[Logo Omitted]Countrywide(R)                       Computational Materials for
    Securities Corporation              Countrywide Asset-Backed Certificates,
A Countrywide Capital Markets Company                           Series 2005-06
------------------------------------------------------------------------------

                                   Group 2

                               ARM $617,225,287

                               Detailed Report

-----------------------------------------------------------------------------------------------------------------------------------
                                Range of Margin                                                   (Excludes 0 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                              CURRENT     # OF     % OF     AVERAGE   GROSS   REMG            ORIG
DESCRIPTION                   BALANCE     LOANS    TOTAL    BALANCE    WAC    TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
3.001 - 4.000                  $2,228,630      9     0.36   $247,626   6.097  357.99    622    83.4
4.001 - 5.000                  $8,160,425     44     1.32   $185,464   6.684  340.26    624    72.8
5.001 - 6.000                $116,237,960    596    18.83   $195,030   7.046  348.72    612    78.5
6.001 - 7.000                $241,434,968  1,155    39.12   $209,035   7.249  351.92    622    81.6
7.001 - 8.000                $168,294,609    821    27.27   $204,987   7.836  356.39    603    85.6
8.001 - 9.000                 $59,481,076    287     9.64   $207,251   8.374  358.88    594    86.7
9.001 - 10.000                $18,970,976     84     3.07   $225,845   9.284  359.12    571    87.0
10.001 - 11.000                $1,662,417      9     0.27   $184,713   9.427  359.14    564    83.2
-----------------------------------------------------------------------------------------------------------------------------------
6.928                        $617,225,287  3,008   100.00   $205,195   7.536  353.31    611    82.7
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                            Range of Maximum Rates                                                (Excludes 0 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                              CURRENT     # OF     % OF     AVERAGE   GROSS   REMG            ORIG
DESCRIPTION                   BALANCE     LOANS    TOTAL    BALANCE    WAC    TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
10.001 - 10.500                  $460,660      2     0.07   $230,330   4.873  359.00    661    79.3
10.501 - 11.000                $1,120,405      3     0.18   $373,468   7.063  312.02    588    65.7
11.001 - 11.500                $1,438,687      9     0.23   $159,854   5.692  353.92    627    80.1
11.501 - 12.000               $12,157,698     60     1.97   $202,628   5.884  355.51    642    79.9
12.001 - 12.500               $20,434,040     88     3.31   $232,205   6.230  356.76    644    79.4
12.501 - 13.000               $58,001,087    219     9.40   $264,845   6.305  357.62    629    80.1
13.001 - 13.500               $86,574,208    349    14.03   $248,064   6.568  358.35    629    81.5
13.501 - 14.000              $123,376,814    492    19.99   $250,766   6.937  358.73    626    82.0
14.001 - 14.500               $85,494,207    384    13.85   $222,641   7.428  357.64    610    84.0
14.501 - 15.000               $79,196,035    386    12.83   $205,171   7.904  357.02    601    84.5
15.001 - 15.500               $44,025,857    228     7.13   $193,096   8.445  349.82    595    84.7
15.501 - 16.000               $37,873,486    216     6.14   $175,340   8.901  346.55    585    85.3
16.001 - 16.500               $23,597,783    151     3.82   $156,277   9.361  341.73    567    83.8
16.501 - 17.000               $21,063,938    161     3.41   $130,832   9.891  329.20    564    82.9
17.001 - 17.500               $10,026,386    105     1.62    $95,489  10.365  315.73    554    79.9
17.501 - 18.000                $6,143,019     66     1.00    $93,076  10.802  312.91    568    82.8
18.001 - 18.500                $2,637,498     33     0.43    $79,924  11.315  314.84    554    83.9
18.501 - 19.000                $1,330,372     22     0.22    $60,471  11.886  303.70    543    80.2
19.001 - 19.500                $1,263,462     13     0.20    $97,189  12.348  323.96    556    82.4
> 19.500                       $1,009,645     21     0.16    $48,078  13.306  300.30    558    78.6
-----------------------------------------------------------------------------------------------------------------------------------
14.323                       $617,225,287  3,008   100.00   $205,195   7.536  353.31    611    82.7
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                           Initial Periodic Rate Cap                                               (Excludes 0 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                              CURRENT     # OF     % OF     AVERAGE   GROSS   REMG            ORIG
DESCRIPTION                   BALANCE     LOANS    TOTAL    BALANCE    WAC    TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
0.125                            $399,900      1     0.06   $399,900   6.875  360.00    590    76.9



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                     2-8

[Logo Omitted]Countrywide(R)                       Computational Materials for
    Securities Corporation              Countrywide Asset-Backed Certificates,
A Countrywide Capital Markets Company                           Series 2005-06
------------------------------------------------------------------------------

                                   Group 2

                               ARM $617,225,287

                               Detailed Report

-----------------------------------------------------------------------------------------------------------------------------------
                           Initial Periodic Rate Cap                                              (Excludes 0 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                              CURRENT     # OF     % OF     AVERAGE   GROSS   REMG            ORIG
DESCRIPTION                   BALANCE     LOANS    TOTAL    BALANCE    WAC    TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
1.000                          $8,319,344     37     1.35   $224,847   7.226  353.33    578    83.2
1.500                        $471,106,914  2,268    76.33   $207,719   7.590  353.39    611    82.9
1.600                            $347,120      1     0.06   $347,120   6.875  360.00    634    86.8
2.000                          $2,585,744     10     0.42   $258,574   7.837  344.31    643    83.4
2.500                            $144,288      1     0.02   $144,288   8.125  295.00    664    75.0
3.000                        $133,950,288    688    21.70   $194,695   7.363  353.22    610    81.8
3.010                            $198,000      1     0.03   $198,000   6.990  358.00    573    83.9
6.000                            $173,690      1     0.03   $173,690   8.375  357.00    586    80.0
-----------------------------------------------------------------------------------------------------------------------------------
                             $617,225,287  3,008   100.00   $205,195   7.536  353.31    611    82.7
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                         Subsequent Periodic Rate Cap                                             (Excludes 0 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                              CURRENT     # OF     % OF     AVERAGE   GROSS   REMG            ORIG
DESCRIPTION                   BALANCE     LOANS    TOTAL    BALANCE    WAC    TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
1.000                        $135,103,286    699    21.89   $193,281   7.369  352.67    609    82.0
1.500                        $481,526,803  2,307    78.01   $208,724   7.581  353.54    611    82.8
2.000                            $459,198      1     0.07   $459,198  10.125  299.00    639    80.0
3.000                            $136,000      1     0.02   $136,000   5.999  359.00    622    80.0
-----------------------------------------------------------------------------------------------------------------------------------
                             $617,225,287  3,008   100.00   $205,195   7.536  353.31    611    82.7
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                         Range of Lifetime Rate Floor                                             (Excludes 0 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                              CURRENT     # OF     % OF     AVERAGE   GROSS   REMG            ORIG
DESCRIPTION                   BALANCE     LOANS    TOTAL    BALANCE    WAC    TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
4.001 - 5.000                  $2,786,125     10     0.45   $278,613   5.877  338.11    637    75.0
5.001 - 6.000                 $51,456,650    190     8.34   $270,824   5.870  357.75    637    79.7
6.001 - 7.000                $217,828,120    877    35.29   $248,379   6.662  358.29    631    81.1
7.001 - 8.000                $180,957,138    829    29.32   $218,284   7.566  357.52    607    84.2
8.001 - 9.000                 $91,663,414    491    14.85   $186,687   8.582  350.29    591    85.1
9.001 - 10.000                $48,071,186    326     7.79   $147,458   9.553  337.56    565    83.6
> 10.000                      $24,462,653    285     3.96    $85,834  10.911  312.45    559    81.0
-----------------------------------------------------------------------------------------------------------------------------------
                             $617,225,287  3,008   100.00   $205,195   7.536  353.31    611    82.7
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                         Next Interest Adjustment Date                                            (Excludes 0 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                              CURRENT     # OF     % OF     AVERAGE   GROSS   REMG            ORIG
DESCRIPTION                   BALANCE     LOANS    TOTAL    BALANCE    WAC    TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
06/05                            $363,717      3     0.06   $121,239   9.091  298.18    546    75.1
07/05                          $7,207,073     76     1.17    $94,830   9.432  295.18    551    79.0
08/05                          $8,672,882     93     1.41    $93,257   9.509  290.96    581    76.4
09/05                          $7,498,379     86     1.21    $87,190  10.022  294.19    588    77.5



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                     2-9

[Logo Omitted]Countrywide(R)                       Computational Materials for
    Securities Corporation              Countrywide Asset-Backed Certificates,
A Countrywide Capital Markets Company                           Series 2005-06
------------------------------------------------------------------------------

                                   Group 2

                               ARM $617,225,287

                               Detailed Report

-----------------------------------------------------------------------------------------------------------------------------------
                         Next Interest Adjustment Date                                            (Excludes 0 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                              CURRENT     # OF     % OF     AVERAGE   GROSS   REMG            ORIG
DESCRIPTION                   BALANCE     LOANS    TOTAL    BALANCE    WAC    TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
10/05                         $10,966,811    107     1.78   $102,494   9.590  303.58    569    75.9
11/05                         $14,861,547    134     2.41   $110,907   9.555  309.23    567    78.9
12/05                         $11,802,046    123     1.91    $95,952   9.219  309.93    557    80.2
09/06                            $581,765      3     0.09   $193,922   7.476  351.00    597    82.9
10/06                          $1,350,205      8     0.22   $168,776   6.846  352.00    631    79.5
11/06                          $2,029,259     12     0.33   $169,105   7.228  353.00    605    81.5
12/06                          $2,972,302     17     0.48   $174,841   6.675  354.00    598    78.9
01/07                          $2,868,713     17     0.46   $168,748   6.639  355.00    607    79.6
02/07                            $757,886      4     0.12   $189,472   7.046  356.00    586    85.7
03/07                          $6,471,849     34     1.05   $190,349   7.082  357.08    608    80.0
04/07                         $30,396,720    131     4.92   $232,036   7.200  358.02    611    81.1
05/07                         $76,710,592    304    12.43   $252,337   7.153  359.00    615    83.1
06/07                         $47,522,943    178     7.70   $266,983   7.178  360.00    623    86.7
08/07                            $308,965      1     0.05   $308,965   7.375  350.00    630    80.0
09/07                            $120,550      1     0.02   $120,550   6.300  351.00    648    80.0
11/07                            $282,147      2     0.05   $141,074   6.427  353.00    606    80.0
12/07                          $1,613,157      8     0.26   $201,645   5.915  354.00    661    88.0
01/08                          $2,526,376     13     0.41   $194,337   6.503  355.00    616    82.6
02/08                          $1,642,613      8     0.27   $205,327   6.777  356.00    606    86.5
03/08                          $6,256,020     26     1.01   $240,616   7.598  357.05    613    79.7
04/08                         $51,327,329    211     8.32   $243,257   7.229  358.04    626    80.8
05/08                        $207,274,793    916    33.58   $226,283   7.435  359.00    615    82.7
06/08                        $112,675,276    491    18.26   $229,481   7.428  360.00    611    84.7
02/10                            $163,373      1     0.03   $163,373   6.250  356.00    631    80.0
-----------------------------------------------------------------------------------------------------------------------------------
                             $617,225,287  3,008   100.00   $205,195   7.536  353.31    611    82.7
-----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                     2-10

        [LOGO] Countrywide(R)                                        Computational Materials for
-------------------------------------
       SECURITIES CORPORATION              Countrywide Asset-Backed Certificates, Series 2005-06
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------

                                                     Aggregate

                                                ARM $1,099,944,524

                                                  Detailed Report


Summary of Loans in Statistical Calculation Pool                                                                       Range
(As of Calculation Date)                                                                                               -----
Total Number of Loans                                                                               6,646
Total Outstanding Balance                                                                  $1,099,944,524
Average Loan Balance                                                                             $165,505         $802 to $979,177
WA Mortgage Rate                                                                                   7.530%         4.450% to 15.250%
Net WAC                                                                                            7.021%         3.941% to 14.741%
ARM Characteristics
   WA Gross Margin                                                                                 6.962%         0.750% to 11.850%
   WA Months to First Roll                                                                             29              1 to 57
   WA First Periodic Cap                                                                           1.861%         0.125% to 7.000%
   WA Subsequent Periodic Cap                                                                      1.382%         0.125% to 3.000%
   WA Lifetime Cap                                                                                14.308%        10.400% to 22.250%
   WA Lifetime Floor                                                                               7.501%         4.400% to 15.250%
WA Original Term (months)                                                                             360            360 to 360
WA Remaining Term (months)                                                                            354            270 to 360
WA LTV                                                                                             81.60%         1.78% to 100.00%
   Percentage of Pool with CLTV > 100%                                                              0.00%

WA FICO                                                                                               604

Secured by (% of pool)        1st Liens                                                           100.00%
                              2nd Liens                                                             0.00%

Prepayment Penalty at Loan Orig (% of all loans)                                                   72.77%




    Top 5 States:            Top 5 Prop:               Doc Types:              Purpose Codes
    -------------            -----------               ----------              -------------
CA            24.86%     SFR          74.89%     FULL            67.77%     RCO         52.15%
FL             8.67%     PUD          15.40%     STATED          32.00%     PUR         43.60%
TX             4.15%     CND           5.61%     SIMPLE           0.23%     RNC          4.24%
IL             3.99%     2 FAM         2.53%
AZ             3.57%     3 FAM         0.50%








       Occ Codes                 Grades             Orig PP Term
       ---------                 ------             ------------
OO             99.22%     A          79.18%     0           27.23%
INV             0.47%     A-          7.51%     6            0.18%
2H              0.31%     B           7.03%     12           3.99%
                          C           4.12%     13           0.02%
                          C-          1.74%     14           0.04%
                          D           0.40%     24          29.10%
                                                30           0.14%
                                                36          37.82%
                                                42           0.01%
                                                48           0.01%
                                                60           1.46%


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

        [LOGO] Countrywide(R)                                        Computational Materials for
-------------------------------------
       SECURITIES CORPORATION              Countrywide Asset-Backed Certificates, Series 2005-06
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------

                                                     Aggregate

                                                ARM $1,099,944,524

                                                  Detailed Report

--------------------------------------------------------------------------------------------------------------
                                                    Program
--------------------------------------------------------------------------------------------------------------
                                            CURRENT              # OF              % OF            AVERAGE
DESCRIPTION                                 BALANCE              LOANS            TOTAL            BALANCE
--------------------------------------------------------------------------------------------------------------
30Y LIB6M                                     $10,952,617            55             1.00             $199,138
2/28 LIB6M                                   $262,613,403         1,828            23.88             $143,662
2/28 LIB6M - IO - 24                          $79,300,112           319             7.21             $248,590
2/28 LIB6M - IO - 60                          $10,508,158            49             0.96             $214,452
3/27 LIB6M                                   $529,660,335         3,439            48.15             $154,016
3/27 LIB6M - IO - 60                          $16,449,376            80             1.50             $205,617
3/27 LIB6M - IO - 36                         $189,901,028           873            17.26             $217,527
5/25 LIB6M                                       $559,495             3             0.05             $186,498
--------------------------------------------------------------------------------------------------------------
                                           $1,099,944,524         6,646           100.00             $165,505
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                             GROSS               REMG.                              ORIG
DESCRIPTION                                   WAC                TERM              FICO              LTV
--------------------------------------------------------------------------------------------------------------
30Y LIB6M                                    7.077               354.69             566              82.1
2/28 LIB6M                                   7.829               344.93             596              80.6
2/28 LIB6M - IO - 24                         6.964               359.21             617              84.9
2/28 LIB6M - IO - 60                         6.869               357.66             615              82.2
3/27 LIB6M                                   7.654               356.48             599              80.6
3/27 LIB6M - IO - 60                         6.884               357.95             630              85.3
3/27 LIB6M - IO - 36                         7.126               359.18             621              84.2
5/25 LIB6M                                   7.319               356.13             617              85.8
--------------------------------------------------------------------------------------------------------------
                                             7.530               354.40             604              81.6
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                                 Original Term
--------------------------------------------------------------------------------------------------------------
                                            CURRENT              # OF              % OF            AVERAGE
DESCRIPTION                                 BALANCE              LOANS            TOTAL            BALANCE
--------------------------------------------------------------------------------------------------------------
ARM 360                                   $1,099,944,524         6,646            100.00           $165,505
--------------------------------------------------------------------------------------------------------------
                                          $1,099,944,524         6,646            100.00           $165,505
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                             GROSS               REMG.                              ORIG
DESCRIPTION                                   WAC                TERM              FICO              LTV
--------------------------------------------------------------------------------------------------------------
ARM 360                                     7.530                354.40             604              81.6
--------------------------------------------------------------------------------------------------------------
                                            7.530                354.40             604              81.6
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                            Range of Current Balance
--------------------------------------------------------------------------------------------------------------
                                            CURRENT              # OF              % OF            AVERAGE
DESCRIPTION                                 BALANCE              LOANS            TOTAL            BALANCE
--------------------------------------------------------------------------------------------------------------
$0.01 - $25,000.00                              $953,690            49              0.09            $19,463
$25,000.01 - $50,000.00                      $10,252,963           256              0.93            $40,051
$50,000.01 - $75,000.00                      $43,160,299           680              3.92            $63,471
$75,000.01 - $100,000.00                     $80,147,705           907              7.29            $88,366
$100,000.01 - $150,000.00                   $214,476,041         1,723             19.50           $124,478
$150,000.01 - $200,000.00                   $201,791,647         1,163             18.35           $173,510
$200,000.01 - $250,000.00                   $156,614,165           700             14.24           $223,735
$250,000.01 - $300,000.00                   $127,582,391           466             11.60           $273,782
$300,000.01 - $350,000.00                   $104,425,730           323              9.49           $323,299
$350,000.01 - $400,000.00                    $76,691,277           204              6.97           $375,938
$400,000.01 - $450,000.00                    $31,439,145            74              2.86           $424,853
$450,000.01 - $500,000.00                    $30,241,182            64              2.75           $472,518
$500,000.01 - $550,000.00                     $6,379,546            12              0.58           $531,629
$550,000.01 - $600,000.00                     $8,041,869            14              0.73           $574,419
$600,000.01 - $650,000.00                     $1,874,325             3              0.17           $624,775
$650,000.01 - $700,000.00                     $3,340,426             5              0.30           $668,085
$750,000.01 - $800,000.00                     $1,552,947             2              0.14           $776,473
> $900,000.00                                   $979,177             1              0.09           $979,177
--------------------------------------------------------------------------------------------------------------
                                          $1,099,944,524         6,646            100.00           $165,505
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                             GROSS               REMG.                              ORIG
DESCRIPTION                                   WAC                TERM              FICO              LTV
--------------------------------------------------------------------------------------------------------------
$0.01 - $25,000.00                         10.804                294.59              596             67.2
$25,000.01 - $50,000.00                    10.210                303.47              569             74.2
$50,000.01 - $75,000.00                     9.063                332.87              587             79.9
$75,000.01 - $100,000.00                    8.096                347.83              592             81.5
$100,000.01 - $150,000.00                   7.732                353.92              598             81.4
$150,000.01 - $200,000.00                   7.470                356.59              603             81.8
$200,000.01 - $250,000.00                   7.341                357.24              605             81.7
$250,000.01 - $300,000.00                   7.207                358.17              605             81.9
$300,000.01 - $350,000.00                   7.103                356.99              610             81.3
$350,000.01 - $400,000.00                   7.203                358.31              611             83.4
$400,000.01 - $450,000.00                   7.178                358.02              618             82.7
$450,000.01 - $500,000.00                   7.041                356.64              624             82.8
$500,000.01 - $550,000.00                   6.964                359.09              645             81.7
$550,000.01 - $600,000.00                   7.576                359.14              633             86.6
$600,000.01 - $650,000.00                   7.410                337.89              626             80.8
$650,000.01 - $700,000.00                   6.531                358.99              640             81.5
$750,000.01 - $800,000.00                   7.702                329.42              616             53.8
> $900,000.00                               6.880                359.00              663             25.1
--------------------------------------------------------------------------------------------------------------
                                            7.530                354.40              604             81.6
--------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

        [LOGO] Countrywide(R)                                        Computational Materials for
-------------------------------------
       SECURITIES CORPORATION              Countrywide Asset-Backed Certificates, Series 2005-06
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------

                                                   Aggregate

                                               ARM $1,099,944,524

                                                Detailed Report


--------------------------------------------------------------------------------------------------------------
                                                     State
--------------------------------------------------------------------------------------------------------------
                                            CURRENT              # OF              % OF            AVERAGE
DESCRIPTION                                 BALANCE              LOANS            TOTAL            BALANCE
--------------------------------------------------------------------------------------------------------------
Alabama                                       $8,998,122            79              0.82           $113,900
Alaska                                          $853,431             5              0.08           $170,686
Arizona                                      $39,248,007           266              3.57           $147,549
Arkansas                                      $3,787,399            30              0.34           $126,247
California                                  $273,465,948         1,002             24.86           $272,920
Colorado                                     $23,640,625           133              2.15           $177,749
Connecticut                                  $15,286,934            85              1.39           $179,846
Delaware                                      $3,782,578            24              0.34           $157,607
District of Columbia                          $3,685,141            15              0.34           $245,676
Florida                                      $95,365,693           592              8.67           $161,091
Georgia                                      $38,020,714           266              3.46           $142,935
Hawaii                                        $3,486,338            14              0.32           $249,024
Idaho                                         $5,990,762            54              0.54           $110,940
Illinois                                     $43,882,134           286              3.99           $153,434
Indiana                                      $11,282,712           125              1.03            $90,262
Iowa                                          $2,836,180            28              0.26           $101,292
Kansas                                        $6,029,890            47              0.55           $128,296
Kentucky                                      $6,355,301            61              0.58           $104,185
Louisiana                                     $8,004,071            72              0.73           $111,168
Maine                                         $2,344,977            14              0.21           $167,498
Maryland                                     $34,549,683           168              3.14           $205,653
Massachusetts                                $19,611,755            81              1.78           $242,120
Michigan                                     $32,175,266           288              2.93           $111,720
Minnesota                                    $16,645,311            97              1.51           $171,601
Mississippi                                   $5,463,642            51              0.50           $107,130
Missouri                                     $14,883,411           132              1.35           $112,753
Montana                                       $2,597,378            21              0.24           $123,685
Nebraska                                        $832,021            10              0.08            $83,202
Nevada                                       $37,342,949           180              3.39           $207,461
New Hampshire                                 $4,916,634            29              0.45           $169,539
New Jersey                                   $31,994,888           150              2.91           $213,299
New Mexico                                    $5,908,613            50              0.54           $118,172
New York                                     $37,162,026           149              3.38           $249,410
North Carolina                               $25,535,835           220              2.32           $116,072
North Dakota                                  $1,155,210            10              0.11           $115,521
Ohio                                         $21,539,174           213              1.96           $101,123
Oklahoma                                      $4,039,163            55              0.37            $73,439


--------------------------------------------------------------------------------------------------------------
                                             GROSS               REMG.                              ORIG
DESCRIPTION                                   WAC                TERM              FICO              LTV
--------------------------------------------------------------------------------------------------------------
Alabama                                     7.888               358.72              594             86.9
Alaska                                      8.021               341.90              596             92.7
Arizona                                     7.352               355.16              609             81.9
Arkansas                                    8.933               339.27              601             87.7
California                                  6.969               357.11              609             78.4
Colorado                                    7.165               355.83              615             84.1
Connecticut                                 7.587               354.58              596             79.8
Delaware                                    7.413               357.81              584             82.2
District of Columbia                        7.716               351.06              590             78.6
Florida                                     7.543               357.27              609             82.7
Georgia                                     8.015               355.44              603             86.1
Hawaii                                      7.048               356.73              665             80.9
Idaho                                       7.807               350.17              605             83.1
Illinois                                    7.632               355.18              611             81.9
Indiana                                     8.383               346.35              587             85.9
Iowa                                        7.821               353.96              601             85.8
Kansas                                      8.105               353.44              596             88.2
Kentucky                                    7.937               347.08              600             84.7
Louisiana                                   8.290               344.77              584             85.7
Maine                                       7.672               353.12              592             82.6
Maryland                                    7.375               358.29              598             81.6
Massachusetts                               7.638               354.62              598             80.7
Michigan                                    8.365               344.71              593             82.8
Minnesota                                   7.519               357.24              616             83.2
Mississippi                                 8.507               348.51              585             85.8
Missouri                                    8.285               351.38              608             85.3
Montana                                     7.704               353.57              613             87.0
Nebraska                                    7.783               343.76              613             76.2
Nevada                                      7.151               357.92              615             80.0
New Hampshire                               7.723               355.81              598             80.7
New Jersey                                  7.842               357.38              596             78.7
New Mexico                                  8.243               343.06              599             81.3
New York                                    7.271               356.89              601             77.3
North Carolina                              8.086               347.92              593             85.2
North Dakota                                8.356               356.58              607             82.4
Ohio                                        8.242               342.63              593             83.5
Oklahoma                                    8.384               342.24              596             83.0


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

        [LOGO] Countrywide(R)                                        Computational Materials for
-------------------------------------
       SECURITIES CORPORATION              Countrywide Asset-Backed Certificates, Series 2005-06
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------

                                                     Aggregate

                                                ARM $1,099,944,524

                                                  Detailed Report


--------------------------------------------------------------------------------------------------------------
                                                     State
--------------------------------------------------------------------------------------------------------------
                                            CURRENT              # OF              % OF            AVERAGE
DESCRIPTION                                 BALANCE              LOANS            TOTAL            BALANCE
--------------------------------------------------------------------------------------------------------------
Oregon                                       $15,744,818           108              1.43           $145,785
Pennsylvania                                 $21,788,703           185              1.98           $117,777
Rhode Island                                  $1,996,494            12              0.18           $166,374
South Carolina                               $10,671,322            85              0.97           $125,545
South Dakota                                    $586,207             5              0.05           $117,241
Tennessee                                    $19,784,268           185              1.80           $106,942
Texas                                        $45,617,318           421              4.15           $108,355
Utah                                          $9,790,095            68              0.89           $143,972
Vermont                                       $1,221,400             8              0.11           $152,675
Virginia                                     $37,159,211           191              3.38           $194,551
Washington                                   $31,502,188           179              2.86           $175,990
West Virginia                                 $2,760,192            23              0.25           $120,008
Wisconsin                                     $7,496,354            66              0.68           $113,581
Wyoming                                       $1,126,038             8              0.10           $140,755
--------------------------------------------------------------------------------------------------------------
                                          $1,099,944,524         6,646            100.00           $165,505
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                             GROSS               REMG.                              ORIG
DESCRIPTION                                   WAC                TERM              FICO              LTV
--------------------------------------------------------------------------------------------------------------
Oregon                                      7.516               350.55              606             81.6
Pennsylvania                                7.974               351.05              588             82.6
Rhode Island                                7.050               357.88              604             77.7
South Carolina                              8.192               354.35              588             86.0
South Dakota                                7.339               359.38              643             88.8
Tennessee                                   7.844               347.17              601             86.8
Texas                                       7.917               352.91              600             84.0
Utah                                        7.652               344.78              607             82.5
Vermont                                     6.785               359.00              604             78.7
Virginia                                    7.421               357.24              593             82.1
Washington                                  7.545               351.79              602             83.3
West Virginia                               8.451               353.92              574             84.7
Wisconsin                                   8.574               345.48              593             80.7
Wyoming                                     7.113               359.47              627             77.2
--------------------------------------------------------------------------------------------------------------
                                            7.530               354.40              604             81.6
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                              Loan-to-Value Ratios
--------------------------------------------------------------------------------------------------------------
                                            CURRENT              # OF              % OF            AVERAGE
DESCRIPTION                                 BALANCE              LOANS            TOTAL            BALANCE
--------------------------------------------------------------------------------------------------------------
<= 50.00                                     $19,044,200           146              1.73           $130,440
50.01 - 55.00                                $11,455,923            77              1.04           $148,778
55.01 - 60.00                                $17,156,402           117              1.56           $146,636
60.01 - 65.00                                $27,491,327           176              2.50           $156,201
65.01 - 70.00                                $56,440,702           357              5.13           $158,097
70.01 - 75.00                                $81,460,395           529              7.41           $153,989
75.01 - 80.00                               $439,989,997         2,675             40.00           $164,482
80.01 - 85.00                               $113,218,849           670             10.29           $168,983
85.01 - 90.00                               $182,523,424         1,002             16.59           $182,159
90.01 - 95.00                                $57,767,661           338              5.25           $170,910
95.01 - 100.00                               $93,395,644           559              8.49           $167,076
--------------------------------------------------------------------------------------------------------------
                                          $1,099,944,524         6,646            100.00           $165,505
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                             GROSS               REMG.                              ORIG
DESCRIPTION                                   WAC                TERM              FICO              LTV
--------------------------------------------------------------------------------------------------------------
<= 50.00                                    7.071               352.85              587             40.1
50.01 - 55.00                               7.339               348.00              571             52.3
55.01 - 60.00                               7.601               351.05              578             58.4
60.01 - 65.00                               7.592               352.40              573             63.2
65.01 - 70.00                               7.672               349.24              576             68.5
70.01 - 75.00                               7.666               347.50              581             74.1
75.01 - 80.00                               7.235               355.63              617             79.7
80.01 - 85.00                               7.796               352.80              583             84.2
85.01 - 90.00                               7.680               354.95              599             89.6
90.01 - 95.00                               8.176               357.84              604             94.6
95.01 - 100.00                              7.785               358.79              634             99.9
--------------------------------------------------------------------------------------------------------------
                                            7.530               354.40              604             81.6
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                           Range of Current Gross Coupon
--------------------------------------------------------------------------------------------------------------
                                            CURRENT              # OF              % OF            AVERAGE
DESCRIPTION                                 BALANCE              LOANS            TOTAL            BALANCE
--------------------------------------------------------------------------------------------------------------
4.001 - 4.500                                   $520,489             3              0.05           $173,496
4.501 - 5.000                                 $2,168,087             8              0.20           $271,011
5.001 - 5.500                                 $8,605,665            37              0.78           $232,586
5.501 - 6.000                                $70,424,511           301              6.40           $233,968
6.001 - 6.500                               $147,947,500           712             13.45           $207,791


--------------------------------------------------------------------------------------------------------------
                                             GROSS               REMG.                              ORIG
DESCRIPTION                                   WAC                TERM              FICO              LTV
--------------------------------------------------------------------------------------------------------------
4.001 - 4.500                               4.475               359.00              624             55.8
4.501 - 5.000                               4.910               358.51              678             80.0
5.001 - 5.500                               5.381               358.42              636             77.6
5.501 - 6.000                               5.876               358.60              628             78.7
6.001 - 6.500                               6.341               358.85              628             79.4


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

        [LOGO] Countrywide(R)                                        Computational Materials for
-------------------------------------
       SECURITIES CORPORATION              Countrywide Asset-Backed Certificates, Series 2005-06
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------

                                                     Aggregate

                                                ARM $1,099,944,524

                                                  Detailed Report


--------------------------------------------------------------------------------------------------------------
                                         Range of Current Gross Coupon
--------------------------------------------------------------------------------------------------------------
                                            CURRENT              # OF              % OF            AVERAGE
DESCRIPTION                                 BALANCE              LOANS            TOTAL            BALANCE
--------------------------------------------------------------------------------------------------------------
6.501 - 7.000                               $243,035,374         1,236             22.10           $196,631
7.001 - 7.500                               $169,444,841           964             15.40           $175,773
7.501 - 8.000                               $158,693,279           978             14.43           $162,263
8.001 - 8.500                                $88,987,158           578              8.09           $153,957
8.501 - 9.000                                $80,355,586           574              7.31           $139,992
9.001 - 9.500                                $50,147,501           391              4.56           $128,254
9.501 - 10.000                               $36,157,257           329              3.29           $109,900
10.001 - 10.500                              $18,903,277           196              1.72            $96,445
10.501 - 11.000                              $13,754,892           177              1.25            $77,711
11.001 - 11.500                               $5,036,862            64              0.46            $78,701
11.501 - 12.000                               $2,112,447            37              0.19            $57,093
12.001 - 12.500                               $1,991,821            27              0.18            $73,771
12.501 - 13.000                                 $941,811            17              0.09            $55,401
13.001 - 13.500                                 $272,266             6              0.02            $45,378
13.501 - 14.000                                 $213,888             4              0.02            $53,472
> 14.000                                        $230,013             7              0.02            $32,859
--------------------------------------------------------------------------------------------------------------
                                          $1,099,944,524         6,646            100.00           $165,505
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                             GROSS               REMG.                              ORIG
DESCRIPTION                                   WAC                TERM              FICO              LTV
--------------------------------------------------------------------------------------------------------------
6.501 - 7.000                               6.814               358.88              618             80.2
7.001 - 7.500                               7.316               358.70              605             82.1
7.501 - 8.000                               7.799               357.91              597             83.5
8.001 - 8.500                               8.303               354.38              588             84.0
8.501 - 9.000                               8.797               350.99              580             83.9
9.001 - 9.500                               9.309               342.46              566             83.2
9.501 - 10.000                              9.783               332.64              562             83.5
10.001 - 10.500                            10.307               318.46              560             82.0
10.501 - 11.000                            10.780               312.37              567             81.4
11.001 - 11.500                            11.295               316.57              547             82.0
11.501 - 12.000                            11.794               308.80              540             79.0
12.001 - 12.500                            12.310               315.23              551             79.4
12.501 - 13.000                            12.804               295.42              549             80.1
13.001 - 13.500                            13.196               306.26              554             80.0
13.501 - 14.000                            13.800               313.63              559             82.9
> 14.000                                   14.736               304.46              553             81.3
--------------------------------------------------------------------------------------------------------------
                                            7.530               354.40              604             81.6
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                                 Property Type
--------------------------------------------------------------------------------------------------------------
                                            CURRENT              # OF              % OF            AVERAGE
DESCRIPTION                                 BALANCE              LOANS            TOTAL            BALANCE
--------------------------------------------------------------------------------------------------------------
SFR                                         $823,740,900         5,136             74.89           $160,386
PUD                                         $169,429,937           887             15.40           $191,015
CND                                          $61,715,239           369              5.61           $167,250
2 FAM                                        $27,832,864           130              2.53           $214,099
3 FAM                                         $5,531,370            27              0.50           $204,866
MNF                                           $4,538,183            59              0.41            $76,918
CNDP                                          $4,044,202            25              0.37           $161,768
4 FAM                                         $3,111,829            13              0.28           $239,371
--------------------------------------------------------------------------------------------------------------
                                          $1,099,944,524         6,646            100.00           $165,505
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                             GROSS               REMG.                              ORIG
DESCRIPTION                                   WAC                TERM              FICO              LTV
--------------------------------------------------------------------------------------------------------------
SFR                                         7.535               353.85              601             81.3
PUD                                         7.465               356.68              610             84.0
CND                                         7.447               357.19              616             82.6
2 FAM                                       7.617               356.27              620             79.3
3 FAM                                       7.471               356.88              608             70.6
MNF                                         9.142               313.93              575             75.0
CNDP                                        7.842               358.59              600             79.3
4 FAM                                       8.035               352.82              611             69.9
--------------------------------------------------------------------------------------------------------------
                                            7.530               354.40              604             81.6
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                                    Purpose
--------------------------------------------------------------------------------------------------------------
                                            CURRENT              # OF              % OF            AVERAGE
DESCRIPTION                                 BALANCE              LOANS            TOTAL            BALANCE
--------------------------------------------------------------------------------------------------------------
RCO                                         $573,642,766         3,316             52.15           $172,992
PUR                                         $479,616,648         2,990             43.60           $160,407
RNC                                          $46,685,109           340              4.24           $137,309
--------------------------------------------------------------------------------------------------------------
                                          $1,099,944,524         6,646            100.00           $165,505
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                             GROSS               REMG.                              ORIG
DESCRIPTION                                   WAC                TERM              FICO              LTV
--------------------------------------------------------------------------------------------------------------
RCO                                         7.475               353.92              589             78.5
PUR                                         7.584               355.63              622             85.3
RNC                                         7.651               347.69              595             82.3
--------------------------------------------------------------------------------------------------------------
                                            7.530               354.40              604             81.6
--------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

        [LOGO] Countrywide(R)                                        Computational Materials for
-------------------------------------
       SECURITIES CORPORATION              Countrywide Asset-Backed Certificates, Series 2005-06
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------

                                                     Aggregate

                                                ARM $1,099,944,524

                                                  Detailed Report


--------------------------------------------------------------------------------------------------------------
                                                   Occupancy
--------------------------------------------------------------------------------------------------------------
                                            CURRENT              # OF              % OF            AVERAGE
DESCRIPTION                                 BALANCE              LOANS            TOTAL            BALANCE
--------------------------------------------------------------------------------------------------------------
OO                                        $1,091,341,626         6,586             99.22           $165,706
INV                                           $5,201,760            40              0.47           $130,044
2H                                            $3,401,138            20              0.31           $170,057
--------------------------------------------------------------------------------------------------------------
                                          $1,099,944,524         6,646            100.00           $165,505
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                             GROSS               REMG.                              ORIG
DESCRIPTION                                   WAC                TERM              FICO              LTV
--------------------------------------------------------------------------------------------------------------
OO                                          7.525               354.39              603             81.6
INV                                         8.564               353.00              614             78.9
2H                                          7.638               358.87              620             78.4
--------------------------------------------------------------------------------------------------------------
                                            7.530               354.40              604             81.6
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                  Range of Months Remaining to Scheduled Maturity
--------------------------------------------------------------------------------------------------------------
                                            CURRENT              # OF              % OF            AVERAGE
DESCRIPTION                                 BALANCE              LOANS            TOTAL            BALANCE
--------------------------------------------------------------------------------------------------------------
181 - 300                                    $72,815,525           903              6.62            $80,637
301 - 360                                 $1,027,128,998         5,743             93.38           $178,849
--------------------------------------------------------------------------------------------------------------
                                          $1,099,944,524         6,646            100.00           $165,505
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                             GROSS               REMG.                              ORIG
DESCRIPTION                                   WAC                TERM              FICO              LTV
--------------------------------------------------------------------------------------------------------------
181 - 300                                   9.848               294.01              569             77.2
301 - 360                                   7.366               358.68              606             81.9
--------------------------------------------------------------------------------------------------------------
                                            7.530               354.40              604             81.6
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                        Collateral Grouped by Document Type
--------------------------------------------------------------------------------------------------------------
                                            CURRENT              # OF              % OF            AVERAGE
DESCRIPTION                                 BALANCE              LOANS            TOTAL            BALANCE
--------------------------------------------------------------------------------------------------------------
FULL                                        $745,450,610         4,741             67.77           $157,235
STATED INCOME                               $351,995,127         1,877             32.00           $187,531
SIMPLE                                        $2,498,786            28              0.23            $89,242
--------------------------------------------------------------------------------------------------------------
                                          $1,099,944,524         6,646            100.00           $165,505
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                             GROSS               REMG.                              ORIG
DESCRIPTION                                   WAC                TERM              FICO              LTV
--------------------------------------------------------------------------------------------------------------
FULL                                        7.498              353.82               597             82.8
STATED INCOME                               7.582              356.06               618             79.1
SIMPLE                                      9.838              294.38               539             76.0
--------------------------------------------------------------------------------------------------------------
                                            7.530              354.40               604             81.6
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                            Collateral Grouped by FICO
--------------------------------------------------------------------------------------------------------------
                                            CURRENT              # OF              % OF            AVERAGE
DESCRIPTION                                 BALANCE              LOANS            TOTAL            BALANCE
--------------------------------------------------------------------------------------------------------------
801 - 820                                       $826,000             2              0.08           $413,000
781 - 800                                     $2,196,848            12              0.20           $183,071
761 - 780                                     $3,083,974            22              0.28           $140,181
741 - 760                                     $6,114,060            40              0.56           $152,852
721 - 740                                    $13,702,003            73              1.25           $187,699
701 - 720                                    $26,172,180           120              2.38           $218,101
681 - 700                                    $35,870,097           186              3.26           $192,850
661 - 680                                    $60,057,279           326              5.46           $184,225
641 - 660                                    $77,954,540           468              7.09           $166,570
621 - 640                                   $165,264,664           920             15.02           $179,636
601 - 620                                   $183,944,391         1,053             16.72           $174,686
581 - 600                                   $170,250,845         1,016             15.48           $167,570
561 - 580                                   $126,641,005           833             11.51           $152,030
541 - 560                                    $90,792,946           578              8.25           $157,081
521 - 540                                    $72,839,252           479              6.62           $152,065


--------------------------------------------------------------------------------------------------------------
                                             GROSS               REMG.                              ORIG
DESCRIPTION                                   WAC                TERM              FICO              LTV
--------------------------------------------------------------------------------------------------------------
801 - 820                                   6.191               359.53              805             84.7
781 - 800                                   7.209               350.06              788             78.9
761 - 780                                   7.043               348.90              768             80.3
741 - 760                                   6.808               357.16              749             83.5
721 - 740                                   7.056               353.36              729             84.3
701 - 720                                   6.733               355.07              709             84.5
681 - 700                                   6.820               356.18              690             83.2
661 - 680                                   6.968               356.88              670             81.2
641 - 660                                   7.212               355.07              650             82.4
621 - 640                                   7.230               356.37              630             84.1
601 - 620                                   7.316               356.46              611             83.7
581 - 600                                   7.424               356.87              591             82.0
561 - 580                                   7.733               355.46              571             80.9
541 - 560                                   8.068               353.49              550             78.7
521 - 540                                   8.375               350.05              531             76.9


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

        [LOGO] Countrywide(R)                                        Computational Materials for
-------------------------------------
       SECURITIES CORPORATION              Countrywide Asset-Backed Certificates, Series 2005-06
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------

                                                     Aggregate

                                                ARM $1,099,944,524

                                                  Detailed Report


--------------------------------------------------------------------------------------------------------------
                                           Collateral Grouped by FICO
--------------------------------------------------------------------------------------------------------------
                                            CURRENT              # OF              % OF            AVERAGE
DESCRIPTION                                 BALANCE              LOANS            TOTAL            BALANCE
--------------------------------------------------------------------------------------------------------------
501 - 520                                    $48,857,962           355              4.44           $137,628
<= 500                                       $15,376,477           163              1.40            $94,334
--------------------------------------------------------------------------------------------------------------
                                          $1,099,944,524         6,646            100.00           $165,505
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                             GROSS               REMG.                              ORIG
DESCRIPTION                                   WAC                TERM              FICO              LTV
--------------------------------------------------------------------------------------------------------------
501 - 520                                   8.725               345.48              511             74.7
<= 500                                      9.597               309.78              483             78.4
--------------------------------------------------------------------------------------------------------------
                                            7.530               354.40              604             81.6
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                                     Grade
--------------------------------------------------------------------------------------------------------------
                                            CURRENT              # OF              % OF            AVERAGE
DESCRIPTION                                 BALANCE              LOANS            TOTAL            BALANCE
--------------------------------------------------------------------------------------------------------------
A                                           $870,988,553         5,049            79.18            $172,507
A-                                           $82,660,306           558             7.51            $148,137
B                                            $77,331,763           541             7.03            $142,942
C                                            $45,352,399           340             4.12            $133,389
C-                                           $19,186,786           123             1.74            $155,990
D                                             $4,424,716            35             0.40            $126,420
--------------------------------------------------------------------------------------------------------------
                                          $1,099,944,524         6,646            100.00           $165,505
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                             GROSS               REMG.                              ORIG
DESCRIPTION                                   WAC                TERM              FICO              LTV
--------------------------------------------------------------------------------------------------------------
A                                           7.358               356.82              612            82.8
A-                                          8.043               341.65              577            79.8
B                                           8.119               346.88              570            77.6
C                                           8.606               345.38              562            73.6
C-                                          7.895               352.74              585            74.2
D                                           8.860               347.95              557            66.7
--------------------------------------------------------------------------------------------------------------
                                            7.530               354.40              604            81.6
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                Collateral Grouped by Prepayment Penalty Months
--------------------------------------------------------------------------------------------------------------
                                            CURRENT              # OF              % OF            AVERAGE
DESCRIPTION                                 BALANCE              LOANS            TOTAL            BALANCE
--------------------------------------------------------------------------------------------------------------
0                                           $299,464,242         1,838             27.23           $162,929
6                                             $2,007,341            20              0.18           $100,367
12                                           $43,918,640           251              3.99           $174,975
13                                              $198,000             1              0.02           $198,000
14                                              $390,000             1              0.04           $390,000
24                                          $320,116,919         1,759             29.10           $181,988
30                                            $1,519,813             6              0.14           $253,302
36                                          $416,048,541         2,596             37.82           $160,265
42                                              $161,214             1              0.01           $161,214
48                                               $78,676             1              0.01            $78,676
60                                           $16,041,138           172              1.46            $93,262
--------------------------------------------------------------------------------------------------------------
                                          $1,099,944,524         6,646            100.00           $165,505
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                             GROSS               REMG.                              ORIG
DESCRIPTION                                   WAC                TERM              FICO              LTV
--------------------------------------------------------------------------------------------------------------
0                                           7.922               354.61              603             82.1
6                                           7.251               346.34              604             80.8
12                                          7.414               358.11              608             81.9
13                                          6.990               359.00              632             79.5
14                                          5.990               358.00              636             75.0
24                                          7.342               354.06              603             82.1
30                                          7.401               358.27              609             80.8
36                                          7.367               355.68              605             81.0
42                                          5.990               357.00              575             56.0
48                                          7.990               354.00              641             88.8
60                                          8.607               314.14              578             77.5
--------------------------------------------------------------------------------------------------------------
                                            7.530               354.40              604             81.6
--------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                           Range of Months to Roll                                 (Excludes 0 Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                              WA            CURRENT              # OF              % OF            AVERAGE
DESCRIPTION                   MTR           BALANCE              LOANS            TOTAL            BALANCE
--------------------------------------------------------------------------------------------------------------
0 - 6                          4             $88,020,532           979              8.00             $89,909
13 - 18                       17             $14,409,868            91              1.31            $158,350
19 - 24                       23            $281,511,291         1,453             25.59            $193,745
25 - 31                       30             $12,553,629            84              1.14            $149,448


--------------------------------------------------------------------------------------------------------------
                                             GROSS               REMG.                              ORIG
DESCRIPTION                                   WAC                TERM              FICO              LTV
--------------------------------------------------------------------------------------------------------------
0 - 6                                       9.487               302.62              568             78.0
13 - 18                                     6.940               353.08              603             78.1
19 - 24                                     7.196               358.87              609             82.5
25 - 31                                     6.671               354.10              619             81.5



--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

        [LOGO] Countrywide(R)                                        Computational Materials for
-------------------------------------
       SECURITIES CORPORATION              Countrywide Asset-Backed Certificates, Series 2005-06
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------

                                                     Aggregate

                                                ARM $1,099,944,524

                                                  Detailed Report


------------------------------------------------------------------------------------------------------------------------------------
                                           Range of Months to Roll                                 (Excludes 0 Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                              WA            CURRENT              # OF              % OF            AVERAGE
DESCRIPTION                   MTR           BALANCE              LOANS            TOTAL            BALANCE
--------------------------------------------------------------------------------------------------------------
32 - 37                       35            $702,889,710         4,036             63.90            $174,155
>= 38                         56                $559,495             3              0.05            $186,498
--------------------------------------------------------------------------------------------------------------
                                          $1,099,944,524         6,646            100.00            $165,505
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                             GROSS               REMG.                              ORIG
DESCRIPTION                                   WAC                TERM              FICO              LTV
--------------------------------------------------------------------------------------------------------------
32 - 37                                     7.446               359.12              606             81.8
>= 38                                       7.319               356.13              617             85.8
--------------------------------------------------------------------------------------------------------------
                                            7.530               354.40              604             81.6
--------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                Range of Margin                                    (Excludes 0 Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                                            CURRENT              # OF              % OF            AVERAGE
DESCRIPTION                                 BALANCE              LOANS            TOTAL            BALANCE
--------------------------------------------------------------------------------------------------------------
<= 1.000                                         $61,570             1             0.01             $61,570
2.001 - 3.000                                   $692,656             2             0.06            $346,328
3.001 - 4.000                                 $4,847,795            22             0.44            $220,354
4.001 - 5.000                                $19,920,001           119             1.81            $167,395
5.001 - 6.000                               $197,105,663         1,183            17.92            $166,615
6.001 - 7.000                               $414,350,753         2,365            37.67            $175,201
7.001 - 8.000                               $304,713,896         1,901            27.70            $160,291
8.001 - 9.000                               $117,706,503           768            10.70            $153,264
9.001 - 10.000                               $36,079,533           245             3.28            $147,263
10.001 - 11.000                               $4,182,437            36             0.38            $116,179
11.001 - 12.000                                 $283,717             4             0.03             $70,929
--------------------------------------------------------------------------------------------------------------
6.962                                     $1,099,944,524         6,646            100.00           $165,505
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                             GROSS               REMG.                              ORIG
DESCRIPTION                                   WAC                TERM              FICO              LTV
--------------------------------------------------------------------------------------------------------------
<= 1.000                                    9.500               359.00              658             80.0
2.001 - 3.000                               7.139               346.50              662             80.0
3.001 - 4.000                               6.549               358.47              604             81.5
4.001 - 5.000                               6.694               347.75              607             71.0
5.001 - 6.000                               7.004               350.36              605             77.8
6.001 - 7.000                               7.211               352.99              614             80.6
7.001 - 8.000                               7.798               356.97              599             84.0
8.001 - 9.000                               8.380               358.86              586             85.3
9.001 - 10.000                              9.319               359.01              568             86.7
10.001 - 11.000                             9.986               359.00              565             87.5
11.001 - 12.000                            11.481               359.36              556             91.8
--------------------------------------------------------------------------------------------------------------
6.962                                       7.530               354.40              604             81.6
--------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                            Range of Maximum Rates                                 (Excludes 0 Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                                            CURRENT              # OF              % OF            AVERAGE
DESCRIPTION                                 BALANCE              LOANS            TOTAL            BALANCE
--------------------------------------------------------------------------------------------------------------
10.001 - 10.500                                 $460,660             2              0.04           $230,330
10.501 - 11.000                               $1,910,625             7              0.17           $272,946
11.001 - 11.500                               $2,949,655            18              0.27           $163,870
11.501 - 12.000                              $18,387,306           101              1.67           $182,053
12.001 - 12.500                              $39,386,103           200              3.58           $196,931
12.501 - 13.000                             $103,666,987           493              9.42           $210,278
13.001 - 13.500                             $151,880,584           748             13.81           $203,049
13.501 - 14.000                             $226,032,296         1,157             20.55           $195,361
14.001 - 14.500                             $152,740,073           888             13.89           $172,005
14.501 - 15.000                             $141,594,331           891             12.87           $158,916
15.001 - 15.500                              $80,775,303           541              7.34           $149,307
15.501 - 16.000                              $69,604,698           513              6.33           $135,682
16.001 - 16.500                              $41,273,865           323              3.75           $127,783
16.501 - 17.000                              $32,394,650           293              2.95           $110,562
17.001 - 17.500                              $15,834,678           174              1.44            $91,004
17.501 - 18.000                              $10,674,485           141              0.97            $75,706


--------------------------------------------------------------------------------------------------------------
                                             GROSS               REMG.                              ORIG
DESCRIPTION                                   WAC                TERM              FICO              LTV
--------------------------------------------------------------------------------------------------------------
10.001 - 10.500                             4.873               359.00              661              79.3
10.501 - 11.000                             6.337               328.94              623              69.9
11.001 - 11.500                             5.588               355.50              635              76.5
11.501 - 12.000                             5.920               355.58              636              80.0
12.001 - 12.500                             6.261               356.89              630              79.0
12.501 - 13.000                             6.356               357.80              621              79.4
13.001 - 13.500                             6.580               358.49              620              79.7
13.501 - 14.000                             6.961               358.79              615              80.5
14.001 - 14.500                             7.435               358.10              603              82.3
14.501 - 15.000                             7.911               357.43              596              83.5
15.001 - 15.500                             8.434               352.05              589              84.4
15.501 - 16.000                             8.891               349.66              580              84.3
16.001 - 16.500                             9.359               344.48              564              83.7
16.501 - 17.000                             9.884               332.09              561              83.3
17.001 - 17.500                            10.349               321.31              557              82.1
17.501 - 18.000                            10.789               314.46              567              82.2


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

        [LOGO] Countrywide(R)                                        Computational Materials for
-------------------------------------
       SECURITIES CORPORATION              Countrywide Asset-Backed Certificates, Series 2005-06
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------

                                                     Aggregate

                                                ARM $1,099,944,524

                                                  Detailed Report


------------------------------------------------------------------------------------------------------------------------------------
                                            Range of Maximum Rates                                 (Excludes 0 Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                                            CURRENT              # OF              % OF            AVERAGE
DESCRIPTION                                 BALANCE              LOANS            TOTAL            BALANCE
--------------------------------------------------------------------------------------------------------------
18.001 - 18.500                               $4,738,047            59              0.43            $80,306
18.501 - 19.000                               $2,080,691            38              0.19            $54,755
19.001 - 19.500                               $1,958,710            26              0.18            $75,335
> 19.500                                      $1,600,776            33              0.15            $48,508
--------------------------------------------------------------------------------------------------------------
14.308                                    $1,099,944,524         6,646            100.00           $165,505
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                             GROSS               REMG.                              ORIG
DESCRIPTION                                   WAC                TERM              FICO              LTV
--------------------------------------------------------------------------------------------------------------
18.001 - 18.500                            11.311               317.77              549              81.9
18.501 - 19.000                            11.743               306.36              542              79.7
19.001 - 19.500                            12.313               315.51              552              79.5
> 19.500                                   13.274               300.94              549              80.6
--------------------------------------------------------------------------------------------------------------
14.308                                      7.530               354.40              604              81.6
--------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                          Initial Periodic Rate Cap                                (Excludes 0 Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                                            CURRENT              # OF              % OF            AVERAGE
DESCRIPTION                                 BALANCE              LOANS            TOTAL            BALANCE
--------------------------------------------------------------------------------------------------------------
0.125                                           $399,900              1             0.04            $399,900
1.000                                        $14,193,745             75             1.29            $189,250
1.500                                       $813,206,305          4,889            73.93            $166,334
1.600                                           $347,120              1             0.03            $347,120
2.000                                         $4,117,766             22             0.37            $187,171
2.500                                           $144,288              1             0.01            $144,288
3.000                                       $266,959,726          1,653            24.27            $161,500
3.008                                            $58,384              1             0.01             $58,384
3.010                                           $198,000              1             0.02            $198,000
6.000                                           $173,690              1             0.02            $173,690
7.000                                           $145,600              1             0.01            $145,600
--------------------------------------------------------------------------------------------------------------
                                          $1,099,944,524         6,646            100.00            $165,505
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                             GROSS               REMG.                              ORIG
DESCRIPTION                                   WAC                TERM              FICO              LTV
--------------------------------------------------------------------------------------------------------------
0.125                                       6.875                360.00             590              76.9
1.000                                       7.140                354.62             572              81.6
1.500                                       7.596                354.32             604              81.7
1.600                                       6.875                360.00             634              86.8
2.000                                       7.816                347.16             636              82.6
2.500                                       8.125                295.00             664              75.0
3.000                                       7.347                354.74             605              81.2
3.008                                       7.250                358.00             748              80.0
3.010                                       6.990                358.00             573              83.9
6.000                                       8.375                357.00             586              80.0
7.000                                       8.150                359.00             576              80.0
--------------------------------------------------------------------------------------------------------------
                                            7.530                354.40             604              81.6
--------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                          Subsequent Periodic Rate Cap                             (Excludes 0 Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                                            CURRENT              # OF              % OF            AVERAGE
DESCRIPTION                                 BALANCE              LOANS            TOTAL            BALANCE
--------------------------------------------------------------------------------------------------------------
0.125                                           $145,600             1              0.01           $145,600
1.000                                       $262,334,066         1,622             23.85           $161,735
1.250                                           $165,000             1              0.02           $165,000
1.500                                       $835,965,275         5,016             76.00           $166,660
2.000                                           $609,198             2              0.06           $304,599
3.000                                           $725,385             4              0.07           $181,346
--------------------------------------------------------------------------------------------------------------
                                          $1,099,944,524         6,646            100.00           $165,505
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                             GROSS               REMG.                              ORIG
DESCRIPTION                                   WAC                TERM              FICO              LTV
--------------------------------------------------------------------------------------------------------------
0.125                                       8.150                359.00             576              80.0
1.000                                       7.334                354.34             604              81.2
1.250                                       6.700                359.00             632              60.0
1.500                                       7.590                354.44             603              81.7
2.000                                       9.442                314.02             628              82.2
3.000                                       7.992                357.37             589              75.0
--------------------------------------------------------------------------------------------------------------
                                            7.530                354.40             604              81.6
--------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                        Range of Lifetime Rate Floor                               (Excludes 0 Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                                            CURRENT              # OF              % OF            AVERAGE
DESCRIPTION                                 BALANCE              LOANS            TOTAL            BALANCE
--------------------------------------------------------------------------------------------------------------
4.001 - 5.000                                 $3,978,473             17             0.36            $234,028
5.001 - 6.000                                $81,142,933            355             7.38            $228,572


--------------------------------------------------------------------------------------------------------------
                                             GROSS               REMG.                              ORIG
DESCRIPTION                                   WAC                TERM              FICO              LTV
--------------------------------------------------------------------------------------------------------------
4.001 - 5.000                               5.638                343.17             640              73.0
5.001 - 6.000                               5.863                357.96             628              78.6


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

        [LOGO] Countrywide(R)                                        Computational Materials for
-------------------------------------
       SECURITIES CORPORATION              Countrywide Asset-Backed Certificates, Series 2005-06
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------

                                                     Aggregate

                                                ARM $1,099,944,524

                                                  Detailed Report

------------------------------------------------------------------------------------------------------------------------------------
                                        Range of Lifetime Rate Floor                               (Excludes 0 Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                                            CURRENT              # OF              % OF            AVERAGE
DESCRIPTION                                 BALANCE              LOANS            TOTAL            BALANCE
--------------------------------------------------------------------------------------------------------------
6.001 - 7.000                               $394,726,310          1,973            35.89            $200,064
7.001 - 8.000                               $329,364,505          1,961            29.94            $167,957
8.001 - 9.000                               $169,543,020          1,162            15.41            $145,906
9.001 - 10.000                               $81,159,336            669             7.38            $121,314
> 10.000                                     $40,029,947            509             3.64             $78,644
--------------------------------------------------------------------------------------------------------------
                                          $1,099,944,524          6,646           100.00            $165,505
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                             GROSS               REMG.                              ORIG
DESCRIPTION                                   WAC                TERM              FICO              LTV
--------------------------------------------------------------------------------------------------------------
6.001 - 7.000                               6.661                358.42             621              79.9
7.001 - 8.000                               7.566                357.87             602              82.7
8.001 - 9.000                               8.571                352.39             584              84.2
9.001 - 10.000                              9.535                340.74             563              83.7
> 10.000                                   10.893                316.36             558              81.6
--------------------------------------------------------------------------------------------------------------
                                            7.530                354.40             604              81.6
--------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                       Next Interest Adjustment Date                               (Excludes 0 Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                                            CURRENT              # OF              % OF            AVERAGE
DESCRIPTION                                 BALANCE              LOANS            TOTAL            BALANCE
--------------------------------------------------------------------------------------------------------------
06/05                                           $363,717             3              0.03            $121,239
07/05                                        $12,836,316           159              1.17             $80,732
08/05                                        $15,462,411           198              1.41             $78,093
09/05                                        $12,614,715           161              1.15             $78,352
10/05                                        $12,089,897           119              1.10            $101,596
11/05                                        $18,337,806           162              1.67            $113,196
12/05                                        $16,315,672           177              1.48             $92,179
09/06                                           $874,314             6              0.08            $145,719
10/06                                         $3,070,234            20              0.28            $153,512
11/06                                         $4,458,830            29              0.41            $153,753
12/06                                         $6,006,489            36              0.55            $166,847
01/07                                         $8,218,412            52              0.75            $158,046
02/07                                         $2,627,039            16              0.24            $164,190
03/07                                        $12,974,133            85              1.18            $152,637
04/07                                        $52,654,235           297              4.79            $177,287
05/07                                       $124,333,393           612             11.30            $203,159
06/07                                        $80,704,079           391              7.34            $206,404
08/07                                           $406,669             2              0.04            $203,334
09/07                                           $120,550             1              0.01            $120,550
10/07                                           $945,683             7              0.09            $135,098
11/07                                         $1,570,572            13              0.14            $120,813
12/07                                         $2,866,868            18              0.26            $159,270
01/08                                         $6,643,287            43              0.60            $154,495
02/08                                         $4,208,594            25              0.38            $168,344
03/08                                        $12,121,399            68              1.10            $178,256
04/08                                        $90,746,762           500              8.25            $181,494
05/08                                       $386,158,349         2,241             35.11            $172,315
06/08                                       $209,654,607         1,202             19.06            $174,421
02/10                                           $486,448             2              0.04            $243,224
03/10                                            $73,047             1              0.01             $73,047
--------------------------------------------------------------------------------------------------------------
                                          $1,099,944,524         6,646            100.00            $165,505
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                             GROSS               REMG.                              ORIG
DESCRIPTION                                   WAC                TERM              FICO              LTV
--------------------------------------------------------------------------------------------------------------
06/05                                       9.091                298.18             546              75.1
07/05                                       9.590                294.15             557              78.7
08/05                                       9.687                291.16             575              76.7
09/05                                       9.971                294.57             582              76.9
10/05                                       9.544                304.64             567              76.6
11/05                                       9.219                314.93             569              78.8
12/05                                       9.109                311.14             558              79.6
09/06                                       7.412                351.00             601              80.9
10/06                                       7.012                352.00             600              77.9
11/06                                       7.041                353.00             607              80.1
12/06                                       6.760                354.00             602              76.4
01/07                                       6.931                355.00             588              81.3
02/07                                       7.131                356.00             610              83.5
03/07                                       7.291                357.09             603              79.9
04/07                                       7.144                358.04             607              80.0
05/07                                       7.195                359.00             607              82.1
06/07                                       7.244                360.00             615              85.4
08/07                                       7.499                350.00             631              80.0
09/07                                       6.300                351.00             648              80.0
10/07                                       6.803                352.00             609              73.0
11/07                                       6.714                353.00             594              77.2
12/07                                       6.229                354.00             657              85.0
01/08                                       6.789                355.00             608              82.3
02/08                                       6.947                356.00             607              85.0
03/08                                       7.535                357.05             605              78.9
04/08                                       7.367                358.04             613              79.3
05/08                                       7.466                359.00             606              81.6
06/08                                       7.450                360.00             602              83.2
02/10                                       7.240                356.00             617              86.6
03/10                                       7.850                357.00             613              80.0
--------------------------------------------------------------------------------------------------------------
                                            7.530                354.40             604              81.6
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.



                                     A-10